united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio        45247

(Address of principal executive offices)        (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:6/30/22

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT
JOHNSON EQUITY INCOME FUND – JEQIX
JOHNSON OPPORTUNITY FUND – JOPPX
JOHNSON INTERNATIONAL FUND – JINTX
JOHNSON FIXED INCOME FUND – JFINX
JOHNSON MUNICIPAL INCOME FUND – JMUNX
June 30, 2022 – Unaudited
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	June 30, 2022

LETTER FROM THE FUND PRESIDENT	JUNE 2022

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2022 Semi-Annual Report to Shareholders. On the following pages, we have provided commentary on the performance of each of the Funds in the first half of 2022 as well as the relative performance compared to an appropriate index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
Stocks and Bonds Extend Declines
A bruising start to 2022 picked up steam as financial market losses worsened in the second quarter. The S&P 500 Index officially fell into bear market territory in June, and bonds suffered their worst selloff in the modern era. Stocks and bonds fell in tandem, an unusual occurrence that made the market volatility more unsettling. The S&P 500 Index ultimately had its worst first half since 1970. Mid cap, small cap, and international stocks also posted double-digit losses, falling roughly in line with U.S. large caps. Risky assets in general sold off in a flight to safety. The riskiest asset classes, such as cryptocurrencies, fell drastically amid the turmoil.
Interest rates rose sharply in anticipation of aggressive Federal Reserve (the “Fed”) tightening, which began in earnest with four rate hikes of its benchmark rate – 25 basis points in March, 50 basis points in May, and 75 basis points in June and July. Meanwhile, concerns about the state of the economy grew rapidly. The war in Ukraine kept the geopolitical risks elevated and continued to disrupt the energy supply chain. Inflation loomed large over it all. Commodity prices shot higher leading to sticker shock at the pump and the grocery store, which weighed heavily on consumer sentiment.
Growth Stocks Lag
All sectors of the S&P 500 Index were negative for the first six months except for energy, which gained more than 31%. In general, defensive areas of the market like utilities, consumer staples, and health care stocks held up relatively well, finishing with single-digit percentage losses. But technology, communications services, and consumer discretionary stocks were punished.
Growth stocks have enjoyed significant outperformance as the market has rallied over the past 13 years in the wake of the financial crisis of 2008-2009. This vast outperformance relative to the rest of the market has left them vulnerable to selloffs in times of stress. Despite the recent weakness, many still trade at a more expensive valuation than the rest of the market.
The losses in stocks were almost entirely attributable to a reduction in valuation multiples. Corporate earnings estimates have held up despite the economic clouds gathering. This drop in valuations brings the overall market more in line with long-term averages.
While earnings estimates have held up thus far, the risk of potential weakness going forward has been an overhang on the market. Rising input costs, lingering supply chain issues, and falling consumer optimism have led to concerns that companies will begin to see lower revenues and profit margins.
Stocks did manage to stage a small rally in the latter half of June. Bullish investors cite peak inflation and peak Fed tightening as reasons the market could move higher from here. Such rallies are common amid bear markets. It’s too soon to tell if this was merely a bear market rally or the beginning of a sustained recovery.
Regardless, at times like these it can be helpful to look back at longer term returns. It has certainly been a painful 2022, and the losses this year have largely wiped out the gains of 2021. Still, the 3-year annualized return for the S&P 500 is 10.6%, the 5-year annualized return is 11.3%, and the 10-year annualized return is 12.9%.
Fed Tightening Generates Historic Losses in Bonds
For the markets, the Fed’s response to the spike in inflation far outweighed any other story, including the war in Ukraine. This is especially true of the bond market. With its power to adjust its benchmark interest rate, the Fed can alter the landscape across all interest-rate sensitive markets. The Fed dropped the Fed Funds interest rate to rock bottom in 2020 to support the economy through the pandemic. It characterized the inflation seen in 2020 and 2021 as “transitory,” in part to justify keeping the Fed Funds rate at zero. When inflation numbers remained stubbornly high and moved even higher, it became clear the Fed was going to combat it aggressively.

1

LETTER FROM THE FUND PRESIDENT	JUNE 2022

Investors attempting to stay “ahead of the curve” pushed bond yields higher in anticipation of Fed tightening. This is why bonds experienced such significant losses in the first half. The Barclays Aggregate Bond Index fell 10.3%, by far the worst start for bonds to any year. With the Fed Funds rate at 2.50%, the Fed is arguably not at the ultimate, or “terminal” rate, expected to be somewhere between 3.5% and 4.0%. But the bond market anticipates all of this, leading to interest rates in the marketplace well above where the Fed Funds rate currently stands.
The severity of the move in interest rates sets up a brighter future for bond investors, as yields are now significantly higher. Current yields are closely correlated with the future return on bonds for the next five years. Higher yields also provide more cushion to offset price declines if rates move higher from here, as well as providing more return potential as rates fall.
The market is projecting that the Fed Funds rate will peak sometime in 2023, and that the Fed would begin cutting rates at that time to provide support in the event of a weakening economy. It’s important to note again here that predicting the path and rate of change in the interest rate market is very complex. The Fed will do its best to engineer what’s known as a soft landing for the economy, but even Fed Chair Jerome Powell has acknowledged the extreme difficulty of doing so.
Slowdown or Recession?
As inflation and higher interest rates take their toll, the economy has shown signs of slowing in 2022. The pandemic created one of the more unusual economic environments in the modern era. Massive stimulus amid global shutdowns created an environment where consumers had money to spend, but the supply chain and labor market were unable to keep up. Still, GDP growth was strong, and consumers kept spending.
As we entered 2022, however, it became clear that inflation was going to drag down consumer sentiment and economic growth. As consumer spending slowed, inventories have begun to pile up at retailers, as noted recently by major stores like Target and Wal-Mart. Leading economic indicators are still generally positive but have slowed significantly since January. Manufacturing activity also remains in expansionary territory but has fallen as well. The labor market is strong for now, but jobless claims have been ticking up, and we may see a rise in the unemployment rate at some point.
A recent Fed study estimates that the supply chain issues account for 50% of inflation. China has continued to implement COVID lockdowns, leading to more supply chain disruption. Despite that, there is evidence that global supply chains are improving, and overall demand is slowing. These could combine to bring down inflation, and possibly drag the economy into recession. However, there are still few indications that a recession is inevitable. Only time will tell.
Diversification as Critical as Ever
Much is being made of the “death” of the balanced portfolio of stocks and bonds. It’s possible (but not a given) that most of the pain in the bond market is behind us. Stocks are in a bear market, and no one knows in the short term where they will go from here. When both stocks and bonds have been under pressure it can be tempting to question time-tested investment principles. But in times of turmoil staying appropriately diversified and focusing on the long-term plan is more important than ever.
Understanding the dynamics of both stock and bond markets allows us to filter out the noise and negativity that inevitably comes with bad news. It also prevents rash decision-making that can permanently damage portfolios. We remain confident that by building diversified portfolios tailored to the unique circumstances of each situation, focusing only on what we can control, we can help clients achieve their financial goals.
We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.
Sincerely,
Jason Jackman, President

2

JOHNSON EQUITY INCOME FUND	PERFORMANCE REVIEW – JUNE 30, 2022

The Johnson Equity Income Fund had a net total return of  -14.08% through the first six months of 2022, outperforming the S&P 500 Index’s -19.96% return.
Index weakness can be fully attributed to declines in market valuations as high inflation and increases in interest rates pressured across multiple sectors. Stocks with the highest forward growth expectations and valuation multiples going into 2022 were among the hardest hit. Consumer Discretion, Communication Services, and Technology were the worst performing sectors. On the other hand, Energy stocks stood out as a bright spot in an otherwise uniformly negative market, up more than 25% in the first half of the year.
Stock selection created the majority of the Fund’s outperformance.As is often the case in negative market environments, the Fund’s positive relative returns were driven as much by what the Fund did not own as what the Fund owned. In recent years, the management team has grown increasingly concerned about the risks imbedded in the valuations of the largest growth stocks in the S&P 500 Index. Those concerns have played out this year as the high growth mega cap winners of the last several years have driven the market down. Avoiding names like Amazon, Tesla, Nvidia, Meta, and Netflix was beneficial to performance.
The Fund also benefitted materially from a few standout performers in the portfolio. In February, TD Bank announced its intention to acquire Fund holding First Horizon Corp. The resulting outperformance of First Horizon stock added more than 1% to portfolio returns. Also, Energy holdings Chevron and Williams were both up more than 20% in the first half of the year.
Looking forward, the team believes it is possible for the current trends around valuation compression in growth stocks to continue. Growth stock valuations continue to look extended relative to the rest of the market compared to their history. A continuation of the current trend would be hard on the Index but is likely to be positive for relative returns for the Fund.
Thus far in 2022, earnings’ estimates for the market have remained high and have even increased. If persistent inflation and tighter financial conditions start to pressure earnings expectations, it could change the nature of the current bear market. Should that come to pass, the Fund’s quality discipline should be beneficial as we aim to invest in companies with more stable and consistent operating results throughout the business cycle.
In summary, the first half of 2022 was certainly a challenging one for stock investors. Weakness thus far has been mostly concentrated in areas where we have had long-standing valuation concerns. Avoidance of the most expensive stocks in the Index has driven outperformance so far this year. If the nature of the bear market changes to one that is driven by fundamentals, as compared to the current market that is driven by valuation, the Fund’s quality discipline should provide significant value to our investors.
Average Annual Total Returns	as of June 30, 2022
	Equity Income Fund	S&P 500 Index
Six Months	-14.08%	-19.96%
One Year	-5.51%	-10.62%
Three Years	10.36%	10.60%
Five Years	12.20%	11.31%
Ten Years	12.26%	12.96%
Holdings by Sector
Sector Allocation	% of Net Assets
Technology	21.4%
Industrials	13.4%
Health Care	13.1%
Financial Services	12.8%
Consumer Staples	10.6%
Consumer Discretionary	8.7%
Utilities	4.2%
Communication Services	4.1%
Cash Equivalents	4.1%
Energy	4.0%
Real Estate	2.1%
Materials	1.5%
Other:
Net Other Assets (Liabilities)	0.0%
100.0%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six-month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

JOHNSON OPPORTUNITY FUND	PERFORMANCE REVIEW – JUNE 30, 2022

The Johnson Opportunity Fund had a net total return of  -17.98% through the first six months of 2022, outperforming the Russell 2500 Index’s -21.81% return.
For SMID (small-to-mid) Cap stocks, this first half start to the year delivered the worst consecutive two quarters since the 2008-2009 Financial Crisis and the worst first half of a calendar year on record. Rising inflation and interest rates continued to challenge stock market valuation. Fortunately, the Fund’s strategic emphasis on quality and valuation has been effective in providing downside protection in a bear market. The outperformance versus the benchmark can mostly be explained by effective security selection and a small positive effect from residual portfolio cash.
Leading the market selloff, the Russell 2500 Growth Index dropped 30% in the first half of the year as discount rates rose, squeezing Growth stock valuations in sectors such as Technology and Health Care. By avoiding the most expensive and speculative stocks in these sectors, the Fund had a strong positive security selection effect which drove good relative performance.
The Financial sector was also a bright spot, including the Fund’s top performer, First Horizon Corp., which agreed in the first quarter to be acquired at a sizeable premium by TD Bank. It has also been a favorable environment for lower volatility insurance stocks, as higher interest rates improve their future earning asset returns. Three of the top five performance contributors were insurance stocks – American Financial Group, Axis Capital Holdings, and Everest Re Group – all with positive absolute returns in a sharply lower stock market.
An underweight position in the market-leading Energy sector detracted from relative returns. This was the market’s only sector with a positive return, up 25%. The Fund did not keep up with the Energy sector’s hot pace that has paralleled rising inflation.
While the market has appropriately responded to repricing the risks of inflation and a Federal Reserve interest rate hike cycle, it likely doesn’t fully reflect a recession scenario yet. The market decline has been fully explained by falling multiples, as earnings estimates have barely budged. Rising input costs, lingering supply chain issues, and falling consumer optimism have led to concerns that companies will begin to see lower revenues and profit margins. It is unlikely that so many companies will be able to maintain the expected levels of earnings growth given so many macroeconomic pressures. Therefore, the Fund is taking a conservative stance in forward cash flow projections and is counting on quality companies to be able to better navigate a challenging environment. The investment team will be watching for signs that the market’s main concerns are lessening, such as inflation starting to slow and guidance from the Fed turning less hawkish. But risks to the market are still too prevalent to expect a quick return to a smooth bull market path.
Average Annual Total Returns	as of June 30, 2022
	Opportunity Fund	Russell 2500 Index
Six Months	-17.98%	-21.81%
One Year	-9.41%	-21.00%
Three Year	7.68%	5.91%
Five Years	7.19%	7.04%
Ten Years	11.04%	10.49%
Holdings by Sector
Industrials	21.3%
Technology	17.9%
Financial Services	16.0%
Health Care	10.4%
Materials	9.2%
Real Estate	7.1%
Consumer Discretionary	6.4%
Utilities	4.1%
Cash Equivalents	3.5%
Consumer Staples	2.3%
Communications	0.9%
Energy	0.9%
Other:
Net Other Assets (Liabilities)	0.0%
100.0%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six-month returns are not annualized. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell 2500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

JOHNSON INTERNATIONAL FUND	PERFORMANCE REVIEW – JUNE 30, 2022

The Johnson International Fund had a total net return of  -16.56% in the first half of 2022, outperforming the MSCI ACWI ex-US Index’s (“Index”) -18.42% return.
This steep international stock market decline was the worst first six months of a calendar year on record. In 2022, global stocks have been rattled by a powerful combination of the highest inflation in 40 years, further global trade disruption from a war between Russia and Ukraine, and higher interest rates as the Federal Reserve began to tighten monetary policy. The Fund’s excess return through the first six months of 2022 can be attributed to a lower-volatility, value-tilted positioning that provided defensive characteristics as a bear market unfolded.
Commodities have been a rare bright spot for returns this year and the Energy sector – the only equity sector with positive first half returns – has benefitted from rising oil prices. The Fund’s top performer, Woodside Energy Group Ltd., had a +50% return in the first half. Even so, the Fund did not capture an overall positive sector benefit in Energy due to its exposure to Russian oil and gas companies, Lukoil and Gazprom. Although these were both large global energy providers, the invasion of Ukraine quickly unleashed severe sanctions on Russia from a coalition of Western countries which destroyed the profitability of many Russian companies and prohibited them from trading in global capital markets.
Even though the broad stock market has meaningfully declined, there were plenty of stocks that had positive returns outside of the Energy sector. BAE Systems, a European aerospace & defense company, gained 39% as the Russian invasion increased chances for higher defense spending in the future from European countries. Pharmaceutical stocks, Sanofi and Bayer AG, and telecommunication companies, Orange SA and Deutsche Telekom AG, all gained as investors reallocated to European stocks with less economic sensitivity and less direct exposure to global supply chain issues.
Economic concern has been rising this year with a host of geopolitical concerns, and most of the Fund’s bottom performers can be tied to the fear of cyclical slowdown or even recession, especially in Europe. European industrial stocks were among the Fund’s worst performers including Atlas Copco, Schneider Electric, and Siemens. Technology was the worst performing sector in the Index and the Fund’s semiconductor stock holdings, ASML Holding and United Microelectronics Corp., fell by more than twice the market’s decline.
The U.S. dollar was strong versus most major foreign currencies in the first half of the year, which reduced the Index returns for U.S. investors from -12% to -18%. Although the Fund mostly owns ADRs, which trade in U.S. dollars, the value of the ADRs closely follows the underlying foreign stock value and the prevailing foreign exchange rate, therefore a currency effect is still realized. The Fund’s strategy focuses more on security selection and considers currency risk as a positive diversification benefit in the long run for a U.S. investor.
Average Annual Total Returns	as of June 30, 2022
	International Fund	MSCI ACWI ex US Index
Six Months	-16.56%	-18.42%
One Year	-16.05%	-19.42%
Three Years	1.34%	1.35%
Five Years	2.83%	2.50%
Ten Years	4.62%	4.83%
Asset Allocation by Country	as of June 30, 2022
Japan	16.00%	Taiwan	3.47%
UK	10.95%	Australia	3.18%
Canada	9.15%	India	2.74%
Other*	9.00%	Mexico	2.25%
China	8.14%	Brazil	2.21%
Switzerland	7.90%	South Korea	2.08%
France	7.65%	South Africa	2.08%
Germany	6.18%	Denmark	1.95%
Hong Kong	3.55%	Spain	1.52%
The Table reflects the Fund’s investments.
*
Countries in “Other” category include: Belgium, Chile, Israel, Italy, Netherlands, Norway, Philippines, Russia, Singapore, and Sweden.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six-month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI ACWI ex US Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JOHNSON FIXED INCOME FUND	PERFORMANCE REVIEW – JUNE 30, 2022

The Johnson Fixed Income Fund provided a total return of  -11.31% during the first half of 2022, compared to a -10.35% return for the Bloomberg US Aggregate Bond Index.
During the first half of the year, ongoing supply chain pressure and rising energy prices have led to persistently higher inflation. As a result, the Federal Reserve (“FED”) began the process of raising interest rates and has communicated its plan to continue to aggressively tighten monetary policy. Bond yields reacted by rising sharply. In fact, the Bloomberg US Aggregate Bond Index experienced its worst first half return in 30 years. As a result, the Fund’s modestly longer duration relative to its benchmark was a slight headwind to performance during the first half of the year. Short-term interest rates rose more than long-term interest rates, however, causing the yield curve to flatten throughout the first half of 2022. As a result, the Fund’s yield curve structure was beneficial to relative performance. Although overall portfolio duration was a modest headwind, our contribution to duration by sector was more mixed. The shorter duration positioning of our corporate bond allocation was beneficial but was more than offset by the longer duration positioning of our government bond allocation.
After beginning the year at low levels, credit spreads widened significantly throughout the first half of the year. Persistently high inflation, aggressive monetary policy tightening, and early fears of an economic slowdown weighed on the market. There was little differentiation in performance across sectors in the first six months of 2022, however, as credit spreads widened evenly across industrials, utilities, and financials. Intermediate duration corporate bonds outperformed longer duration corporate bonds which was beneficial to the Fund’s performance. Overall, the Fund’s emphasis on corporate bonds relative to its benchmark was the primary detractor to performance during the first half of the year, but was partially offset by its focus on high-quality, less economically cyclical companies. The combination of rising bond yields and widening spreads has pushed corporate bond yields toward their highest levels since the Great Financial Crisis of 2007-2008 and offers investors an attractive long-term valuation opportunity. Should the economy continue to slow, however, corporate spreads could widen in the near term. As a result, we remain cautious on further increasing our allocation to corporate bonds.
In the second half of the year, investors will continue to pay close attention to the economy for signs that tighter financial conditions have begun to weigh on economic activity. As the bond market has quickly readjusted expectations for future Fed rate hikes, interest rates are now largely within our estimate of fair value, and as a result we have reaffirmed our slightly long duration positioning relative to the Fund’s benchmark. While the economic outlook remains uncertain, we believe our emphasis on high-quality corporate bonds and our disciplined approach to portfolio construction are well positioned to withstand further volatility.
Average Annual Total Returns	as of June 30, 2022
	Fixed Income Fund	Bloomberg US Aggregate Bond Index
Six Months	-11.31%	-10.35%
One Year	-11.73%	-10.29%
Three Years	-1.53%	-0.93%
Five Years	0.40%	0.88%
Ten Years	1.30%	1.54%
Holdings by Sector
Bank & Finance	23.1%
Industrial	20.6%
US Govt Treasury Obligations	19.4%
US Agency Obligations Mortgage-backed	17.9%
Utilities	12.3%
Taxable Municipal	2.7%
Cash Equivalents	2.6%
Preferred Stocks	0.7%
Other:
Net Other Assets (Liabilities)	0.7%
100.0%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six-month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

JOHNSON MUNICIPAL INCOME FUND	PERFORMANCE REVIEW – JUNE 30, 2022 UNAUDITED

The Johnson Municipal Income Fund provided a total return of  -8.51% compared to -8.98% for the Bloomberg Barclays Municipal Bond Index during the first six months of 2022.
After rising modestly during 2021, municipal bond yields rose sharply throughout the curve during the first half of 2022 as the market environment shifted following Federal Reserve (“Fed”) communications turning more hawkish, and the subsequent interest rate hikes to combat inflation. Municipal credit health remains strong on the tailwinds of lingering stimulus payments in rainy day funds, and strong tax revenue collections continuing into the first half of the year. However, municipal credit spreads widened from 2021’s tight levels as investor concerns over rising interest rates escalated, resulting in municipal bond mutual funds experiencing the largest outflow cycle since 1992. Spreads on both low-quality and high-quality issuers widened as outflows ensued, presenting more attractive investment opportunities on top of higher yields in the market. Despite the headwinds of rising rates and spreads widening, the Fund’s shorter duration positioning and higher quality bias relative to the benchmark contributed to its positive relative performance during the first half of the year, as longer duration and lower quality issuers underperformed.
New municipal bond issuance in the first half of 2022 ended lower than that of the first half of 2021 as market conditions were more volatile and investor demand dwindled, a result of increasing U.S. treasury market expectations of interest rate hikes. However, absolute levels of issuance were still on pace with 5-year averages. In the coming months, rate stability and investor demand have the potential to play a significant role in municipal bond mutual fund flows, which can be an important driver of performance and relative valuations. The Fund maintains a high-quality focus as the current levels of high-quality spreads offer attractive investment opportunities for long-term returns and, should the economy continue to slow, downgrade activity in economically sensitive sectors may increase. Additionally, although municipal credit health has improved, there remains some potential of continued underperformance for lower quality issuers with relatively high fixed costs, such as retirement and healthcare payments, which could be sources of budgetary stress in the future. The Fund is diversified by issuer and sector, while approximately 69% of its assets are rated AA or higher and approximately 26% of its assets are invested in states other than Ohio.
In the second half of 2022, investors will continue to pay close attention to the economy for signs that tighter financial conditions have begun to weigh on economic activity. As the bond market has quickly readjusted expectations for future Fed rate hikes, the Federal Reserve remains committed to combatting inflation and continues to rely on economic data to determine monetary policy changes. While the economic outlook remains uncertain, the Fund’s management believes its emphasis on high-quality bonds and a disciplined approach to portfolio construction are well positioned to withstand further volatility. The Fund’s duration will be closer to neutral versus its benchmark with the intention to move longer as longer duration municipal bonds provide relative value at current levels. Finally, the combination of higher interest rates and wider spreads are likely to contribute to improved fixed income returns going forward.
Average Annual Total Returns	as of June 30, 2022
	Municipal Income Fund	Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Municipal Bond: 5 Year GO Index
Six Months	-8.51%	-8.98%	-5.20%
One Year	-8.24%	-8.57%	-5.03%
Three Years	-0.68%	-0.18%	0.22%
Five Years	0.73%	1.51%	1.20%
Ten Years	1.41%	2.38%	1.55%
Holdings by State of Issuance
Ohio	73.79%	Florida	0.76%
Kentucky	8.14%	Pennsylvania	0.60%
Missouri	3.31%	Alabama	0.48%
Texas	2.84%	Virginia	0.46%
Indiana	2.69%	Georgia	0.43%
N/A	2.48%	Michigan	0.33%
Colorado	2.03%	North Dakota	0.26%
Washington	1.40%

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited and represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six-month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Municipal Bond Index nor in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Barclays Capital Municipal Bond Index is the primary benchmark, and the Barclays Capital Five Year General Obligation Municipal Bond Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

7

EQUITY INCOME FUND	Portfolio of Investments as of June 30, 2022 – unaudited

Common Stocks	Shares	Fair Value
Alphabet Inc. – Class A*	5,030	$10,961,678
Comcast Corp. – Class A	177,800	6,976,872
Walt Disney Co.*	44,850	4,233,840
4.1% – Total For Communication Services		$22,172,390
Lowe’s Companies Inc.	57,000	9,956,190
McDonald’s Corp.	45,100	11,134,288
Nike Inc. – Class B	46,500	4,752,300
TJX Companies Inc.	185,785	10,376,092
VF Corporation	244,800	10,812,816
8.7% – Total For Consumer Discretionary		$47,031,686
Coca Cola Co.	208,920	13,143,157
Dollar General Corp.	47,000	11,535,680
Pepsico Inc.	35,200	5,866,432
Procter & Gamble Co.	36,690	5,275,655
Unilever PLC ADR	225,000	10,311,750
Walmart Inc.	91,955	11,179,889
10.6% – Total For Consumer Staples		$57,312,563
Chevron Corp.	55,890	8,091,754
Williams Companies Inc.	425,000	13,264,250
4.0% – Total For Energy		$21,356,004
Axis Capital Holdings Ltd.	234,250	13,373,332
First Horizon National Bank	504,681	11,032,327
M&T Bank Corp.	70,500	11,236,995
Marsh & McLennan Companies Inc.	71,800	11,146,950
Nasdaq Inc.	74,800	11,409,992
Willis Towers Watson PLC	55,770	11,008,440
12.8% – Total For Financial Services		$69,208,036
Abbott Laboratories	97,435	10,586,313
Danaher Corp.	68,743	17,427,725
Medtronic PLC	107,000	9,603,250
UnitedHealth Group Inc.	23,300	11,967,579
Zimmer Biomet Holdings	99,600	10,463,976
Zimvie Inc.	9,960	159,460
Zoetis Inc.	62,376	10,721,811
13.1% – Total For Health Care		$70,930,114
Amphenol Corp – Class A	150,800	9,708,504
Honeywell International Inc.	61,600	10,706,696
Hubbell Inc.	62,300	11,125,534
Illinois Tool Works Inc.	52,000	9,477,000
Nordson Corp.	53,700	10,871,028
nVent Electric PLC	323,300	10,128,989
Waste Management Inc.	68,600	10,494,428
13.4% – Total For Industrials		$72,512,179
Common Stocks	Shares	Fair Value
PPG Industries, Inc.	69,495	$7,946,058
1.5% – Total For Materials		$7,946,058
Accenture PLC – Class A	37,790	10,492,394
Adobe Inc.*	40,225	14,724,764
Analog Devices, Inc.	108,000	15,777,720
Apple Inc.	73,760	10,084,467
Fidelity National Information Services Inc.	115,600	10,597,052
Mastercard Inc. – Class A	32,350	10,205,778
Microsoft Corp.	64,020	16,442,257
S&P Global Inc	30,140	10,158,988
VISA Inc. – Class A	85,700	16,873,473
21.4% – Total For Technology		$115,356,893
American Tower Corp.	43,857	11,209,411
2.1% – Total For Real Estate		$11,209,411
Alliant Energy Corp.	186,300	10,919,043
American Electric Power	121,000	11,608,740
4.2% – Total For Utilities		$22,527,783
Total Common Stocks 95.9%		$517,563,117
(Identified Cost $421,742,690)
Cash Equivalents
First American Government Obligation Fund, Class Z**	22,384,667	22,384,667
Total Cash Equivalents 4.1%		$22,384,667
(Identified Cost $22,384,667)
Total Portfolio Value 100.0%		$539,947,784
(Identified Cost $444,127,357)
Assets in Excess of Other Liabilities 0.0%		$206,321
Total Net Assets 100.0%		$540,154,105

*
Non-income producing security.

**
Variable Rate Security; as of June 30, 2022, the 7 day annualized yield was 1.25%.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

8

OPPORTUNITY FUND	Portfolio of Investments as of June 30, 2022 – unaudited

Common Stocks	Shares	Fair Value
New York Times Co – Class A	34,700	$968,130
0.9% – Total For Communications		$968,130
BorgWarner Inc.	19,600	654,052
Burlington Stores Inc.*	3,000	408,690
Floor & Decor Holdings Inc.	13,600	856,256
Lithia Motors Inc. – Class A	5,500	1,511,455
LKQ Corp.	22,300	1,094,707
Sleep Number Corp.*	17,700	547,815
Steven Madden LTD	20,500	660,305
Williams-Sonoma Inc.	10,900	1,209,355
6.4% – Total For Consumer Discretionary		$6,942,635
BJs Wholesale Club Holdings Inc.*	28,700	1,788,584
Reynolds Consumer Product Inc.	26,800	730,836
2.3% – Total For Consumer Staples		$2,519,420
World Fuel Services Corp.	48,500	992,310
0.9% – Total For Energy		$992,310
American Financial Group Inc.	15,000	2,082,150
Arrow Financial Corp.	52,406	1,667,035
Axis Capital Holdings Ltd.	34,100	1,946,769
Diamond Hill Investment Group Inc.	4,900	850,836
Everest Re Group Ltd.	8,300	2,326,324
Farmers National Banc Corp.	130,400	1,956,000
First Horizon National Bank Corp.	37,424	818,089
SEI Investments Co.	35,100	1,896,102
Signature Bank	9,700	1,738,337
Wintrust Financial Corp.	26,300	2,107,945
16.0% – Total For Financial Services		$17,389,587
Catalent Inc.*	9,000	965,610
Charles River Laboratories International Inc.*	5,500	1,176,835
Chemed Corp.	3,400	1,595,926
Collegium Pharmaceutical Inc.*	81,400	1,442,408
Globus Medical Inc. – Class A*	21,000	1,178,940
LeMaitre Vascular Inc.	28,100	1,279,955
Repligen Corp.	7,800	1,266,720
Universal Health Services Inc. – Class B	10,200	1,027,242
US Physical Therapy Inc.	12,500	1,365,000
10.4% – Total For Health Care		$11,298,636
AMN Healthcare Services Inc.*	20,000	2,194,200
Applied Industrial Technologies Inc.	23,700	2,279,229
Common Stocks	Shares	Fair Value
Comfort Systems USA Inc.	20,800	$1,729,520
Donaldson Company Inc.	22,400	1,078,336
Gorman-Rupp Co.	50,500	1,429,150
Hubbell Inc.	7,800	1,392,924
IDEX Corp.	6,900	1,253,247
Littelfuse Inc.	6,900	1,752,876
Nordson Corp.	7,800	1,579,032
nVent Electric PLC	63,500	1,989,455
Regal Rexnord Corp.	12,000	1,362,240
Siteone Landscape Supply	10,700	1,271,909
A.O. Smith Corp.	24,200	1,323,256
Watsco Inc.	5,200	1,241,864
Watts Water Tech Inc. – Class A	9,900	1,216,116
21.3% – Total For Industrials		$23,093,354
Avery Dennison Corp.	9,700	1,570,139
Avient Corp.	36,000	1,442,880
Carlisle Companies Inc.	3,300	787,413
H.B. Fuller Co.	26,800	1,613,628
Hawkins Inc.	40,000	1,441,200
RPM International Inc.	15,600	1,228,032
Sonoco Products Co.	32,000	1,825,280
9.2% – Total For Materials		$9,908,572
Amdocs Ltd.	9,900	824,769
Bentley Systems Inc.	34,800	1,158,840
Black Knight Inc.*	18,800	1,229,332
Blackbaud Inc.*	23,800	1,382,066
CACI International Inc.*	5,300	1,493,434
Fair Isaac Corp.*	4,100	1,643,690
Globant S.A*	4,800	835,200
ICF International Inc.	8,700	826,500
Jack Henry & Assoc. Inc.	6,400	1,152,128
Lumentum Holdings Inc.*	14,700	1,167,474
Maximus Inc.	22,800	1,425,228
On Semiconductor Corp.*	23,700	1,192,347
Paylocity Holding Corp.*	8,900	1,552,338
PTC Inc.*	13,200	1,403,688
Tyler Technologies Inc.*	3,900	1,296,672
Wex Inc.*	4,900	762,244
17.9% – Total For Technology		$19,345,950
Camden Property Trust	6,400	860,672
Community Healthcare Trust	37,200	1,347,012
Equity Lifestyle Properties Inc.	18,800	1,324,836
First Industrial Realty Trust Inc.	30,900	1,467,132
National Retail Properties Inc.	34,400	1,479,200
Stag Industrial Inc.	37,400	1,154,912
7.1% – Total For Real Estate		$7,633,764

The accompanying notes are an integral part of these financial statements.

9

OPPORTUNITY FUND	Portfolio of Investments as of June 30, 2022 – unaudited

Common Stocks	Shares	Fair Value
Atmos Energy Corp.	14,500	$1,625,450
Portland General Electric Co.	22,100	1,068,093
Unitil Corp.	28,900	1,697,008
4.1% – Total For Utilities		$4,390,551
Total Common Stocks 96.5%		$104,482,909
(Identified Cost $95,532,594)
Cash Equivalents
First American Government Obligation Fund, Class Z**	3,773,289	3,773,289
Total Cash Equivalents 3.5%		$3,773,289
(Identified Cost $3,773,289)
Total Portfolio Value 100.0%		$108,256,198
(Identified Cost $99,305,883)
Liabilities in Excess of Other Assets 0.0%		$(6,780)
Total Net Assets 100.0%		$108,249,418

*
Non-income producing security.

**
Variable Rate Security; as of June 30, 2022, the 7 day annualized yield was 1.25%.

ADR – American Depositary Receipt
PLC – Public Liability Company
The accompanying notes are an integral part of these financial statements.

10

INTERNATIONAL FUND	Portfolio of Investments as of June 30, 2022 – unaudited

Preferred Stocks	Shares	Fair Value
Itau Unibanco Holding SA ADR	24,800	$106,144
0.5% – Total For Financial Services		$106,144
Total Preferred Stocks 0.5%		$106,144
(Identified Cost $129,573)
Common Stocks	Shares	Fair Value
Baidu, Inc. ADR*	1,200	$178,476
Deutsche Telekom AG ADR	7,100	141,432
KDDI Corp. ADR	22,600	355,927
Orange ADR	7,500	88,275
PLDT Inc. ADR	3,600	109,512
Publicis Groupe SA ADR	23,100	277,662
RTL Group SA ADR	15,000	62,476
SK Telecom Co. Ltd. ADR	4,600	102,672
Telenor ASA ADR	9,600	127,872
Tencent Holdings Ltd. ADR	6,800	308,652
WPP PLC ADR	1,800	91,062
9.2% – Total For Communications		$1,844,018
Adidas AG ADR	600	53,160
Alibaba Group Holdings ADR*	1,600	181,888
Bridgestone ADR	8,200	148,994
Bunzl PLC ADR	7,700	254,562
CIE Financiere Richemont AG ADR	22,000	234,960
Daimler AG ADR	2,200	128,150
Daimler Truck AG ADR*	2,200	28,622
Honda Motor Co. Ltd. ADR	5,500	132,825
JD.com Inc. ADR*	1,700	109,174
Magna International Inc.	6,000	329,400
Toyota Motor Corp. ADR	1,100	169,587
8.8% – Total For Consumer Discretionary		$1,771,322
Danone ADR	6,184	68,890
Itochu Corp. ADR	3,700	199,319
L’Oreal ADR	2,800	193,340
Nestle SA ADR	2,800	325,892
Reckitt Benckiser Group PLC ADR	5,900	89,857
Shoprite Holdings Ltd. ADR	32,100	382,953
Unilever PLC ADR	9,200	421,636
Wal-Mart De Mexico SAB de CV ADR	12,300	421,890
10.4% – Total For Consumer Staples		$2,103,777
BP PLC ADR	2,298	65,148
Daqo New Energy Corp.	2,700	192,726
Equinor ASA ADR	4,000	139,040
Shell PLC F Shares ADR	4,600	240,534
Gazprom	14,000	140
Common Stocks	Shares	Fair Value
TotalEnergies SE ADR	2,352	$123,809
Woodside Energy Group Ltd.	7,599	163,834
4.6% – Total For Energy		$925,231
Admiral Group PLC ADR	8,200	227,591
Allianz SE ADR	10,700	203,621
Banco Bradesco ADR	21,678	70,670
Banco Santander SA ADR	37,155	104,034
Bank of Montreal	1,240	119,251
Barclays PLC ADR	15,000	114,000
BNP Paribas ADR	4,000	96,000
China Construction Bank ADR	23,000	307,510
Deutsche Boerse AG ADR	7,000	116,970
Industrial and Commercial Bank Of China Ltd. ADR	33,800	397,488
KB Financial Group Inc. ADR	2,400	89,280
Legal and General Group PLC ADR	5,000	74,750
Manulife Financial Corp.	7,720	133,788
Mitsubishi UFJ Financial Group Inc. ADR	40,000	213,600
National Australia Bank ADR	8,700	81,589
Orix Corp. ADR	2,450	206,192
Royal Bank of Canada	1,900	183,958
Sumitomo Mitsui Financial Group Inc. ADR	67,600	398,840
Tokio Marine Holdings Inc. ADR	6,300	367,542
Toronto Dominion Bank	2,700	177,066
United Overseas Bank Ltd. ADR	4,100	154,816
Zurich Insurance Group Ltd. ADR	3,240	141,102
19.7% – Total For Financial Services		$3,979,658
Alcon Inc.	3,796	265,302
Astellas Pharma Inc. ADR	17,600	273,856
Bayer AG ADR	10,700	159,109
Dr. Reddy’s Laboratories Ltd. ADR	3,340	185,003
Novartis AG ADR	2,480	209,634
Novo Nordisk AS ADR	3,700	412,291
Roche Holdings Ltd. ADR	10,500	437,955
Sanofi ADR	2,000	100,060
Takeda Pharmaceutical Co. ADR	9,340	131,134
Taro Pharmaceuticals Ltd.*	3,000	108,480
11.3% – Total For Health Care		$2,282,824
ABB Ltd. ADR	2,900	77,517
Atlas Copco AB ADR	28,400	264,404
BAE Systems PLC ADR	3,800	154,280
Canadian National Railway Co.	1,400	157,458
Compass Group PLC ADR	6,500	134,160

The accompanying notes are an integral part of these financial statements.

11

INTERNATIONAL FUND	Portfolio of Investments as of June 30, 2022 – unaudited

Common Stocks	Shares	Fair Value
Schneider Electric SE ADR	13,900	$327,901
Sensata Technologies Holding NV*	2,200	90,882
Siemens AG ADR	1,800	91,944
6.5% – Total For Industrials		$1,298,546
Air Liquide SA ADR	5,026	134,644
BASF SE ADR	7,400	80,660
BHP Billiton Ltd. ADR	4,150	233,147
Cemex ADR*	15,000	58,800
CIA Siderurcgica NACL ADR	29,100	85,263
Newcrest Mining Ltd. ADR	10,900	153,276
Nitto Denko Corp. ADR	6,900	222,525
Posco ADR	4,200	186,984
Rio Tinto PLC ADR	1,570	95,770
Vale SA ADR	9,600	140,448
6.9% – Total For Materials		$1,391,517
Cap Gemini SA ADR	4,000	136,880
ASML Holdings	360	171,317
CGI Group Inc.*	5,100	406,266
Infosys Ltd. ADR	20,100	372,051
Lenovo Group Ltd. ADR	20,000	374,400
Open Text Corp.	9,000	340,560
Relx PLC ADR	4,200	113,148
SAP SE ADR	2,200	199,584
Sony Group Corp. ADR	4,500	367,965
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,600	294,300
United Microelectronics ADR	46,500	314,805
15.3% – Total For Technology		$3,091,276
Sun Hung Kai Properties Ltd. ADR	27,600	326,784
1.6% – Total For Real Estate		$326,784
Enel SpA ADR	21,100	114,995
Enersis SA ADR	54,000	245,700
Iberdrola SA ADR	5,000	206,850
National Grid PLC ADR	1,629	105,380
SSE PLC ADR	4,000	78,600
3.7% – Total For Utilities		$751,525
Total Common Stocks 98.0%		$19,766,478
(Identified Cost $16,704,330)
Common Stocks	Shares	Fair Value
Cash Equivalents
First American Government Obligation Fund, Class Z**	156,875	$156,875
Total Cash Equivalents 0.8%		$156,875
(Identified Cost $156,875)
Total Portfolio Value 99.3%		$20,029,497
(Identified Cost $16,990,778)
Other Assets in Excess of Liabilities 0.7%		$137,985
Total Net Assets 100.0%		$20,167,482

*
Non-income producing security.

**
Variable Rate Security; as of June 30, 2022, the 7 day annualized yield was 1.25%.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

12

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	1.650%	11/04/2026	2,870,000	$2,601,296
American Express Co.	2.550%	03/04/2027	2,011,000	1,874,526
American Express Co.	3.000%	10/30/2024	1,700,000	1,668,791
AON PLC	3.500%	06/14/2024	3,320,000	3,298,334
AON PLC	3.750%	05/02/2029	7,846,000	7,410,108
AON PLC	4.000%	11/27/2023	3,330,000	3,343,720
Bank of America Corp.	3.248%	10/21/2027	20,000,000	18,866,280
Essex Portfolio LP	3.625%	05/01/2027	2,298,000	2,221,780
Fifth Third Bancorp	4.300%	01/16/2024	15,815,000	15,906,727
Huntington Bancshares	2.550%	02/04/2030	5,628,000	4,789,073
Huntington Bancshares	2.625%	08/06/2024	11,530,000	11,191,848
JP Morgan Chase & Co.	4.493%	03/24/2031	20,555,000	20,074,609
Keycorp	2.550%	10/01/2029	6,430,000	5,550,961
Keycorp	4.100%	04/30/2028	8,300,000	8,002,644
Marsh & McLennan Co. Inc.	4.375%	03/15/2029	14,237,000	14,067,793
Morgan Stanley	3.700%	10/23/2024	6,154,000	6,140,387
Morgan Stanley	4.000%	07/23/2025	4,500,000	4,501,350
PNC Financial Services	3.450%	04/23/2029	8,500,000	7,944,729
PNC Financial Services	3.900%	04/29/2024	9,991,000	10,029,965
Prologis Inc.	3.875%	09/15/2028	3,470,000	3,378,503
Suntrust Banks Inc.	4.000%	05/01/2025	6,000,000	6,013,260
Truist Bank	2.250%	03/11/2030	13,716,000	11,485,929
US Bancorp	3.000%	07/30/2029	19,180,000	17,437,650
Wells Fargo & Co.	4.100%	06/03/2026	9,500,000	9,338,139
Wells Fargo & Co.	4.300%	07/22/2027	9,600,000	9,485,635
23.1% – Total For Corporate Bonds: Bank and Finance				$206,624,037
Becton Dickinson & Co.	3.700%	06/06/2027	9,500,000	9,195,753
Becton Dickinson & Co.	3.700%	05/20/2030	1,000,000	879,074
CVS Health Corp.	3.750%	04/01/2030	4,000,000	3,741,852
CVS Health Corp.	4.300%	03/25/2028	10,898,000	10,790,034
Dover Corp.	2.950%	11/04/2029	8,323,000	7,566,914
Dover Corp.	3.150%	11/15/2025	2,802,000	2,752,934
Emerson Electric Co.	1.800%	10/15/2027	8,690,000	7,785,102
Emerson Electric Co.	1.950%	10/15/2030	1,000,000	841,775
Emerson Electric Co.	2.200%	12/21/2031	6,000,000	5,077,020
Enterprise Products	4.150%	10/16/2028	11,617,000	11,332,906
Home Depot Inc.	3.250%	04/15/2032	10,570,000	9,859,252
Johnson Controls International PLC	3.900%	02/14/2026	5,430,000	5,398,577
Kroger Co.	2.200%	05/01/2030	1,000,000	843,021
Kroger Co.	3.500%	02/01/2026	8,850,000	8,714,356
Kroger Co.	4.000%	02/01/2024	595,000	598,165
Lowes Cos. Inc.	4.500%	04/15/2030	15,817,000	15,635,516
McDonald’s Corp.	2.125%	03/01/2030	4,500,000	3,855,164
McDonald’s Corp.	3.600%	07/01/2030	11,000,000	10,474,827
Nike Inc.	3.250%	03/27/2040	7,830,000	6,706,332
Roper Technologies Inc.	2.950%	09/15/2029	11,360,000	10,007,308
Starbucks Corp.	2.250%	03/12/2030	2,621,000	2,218,163
Starbucks Corp.	3.550%	08/15/2029	15,000,000	14,077,710
Verizon Communication Inc.	4.016%	12/03/2029	18,390,000	17,841,518
Xylem Inc.	1.950%	01/30/2028	1,535,000	1,355,608
Walt Disney Co.	3.800%	03/22/2030	17,000,000	16,417,427
20.6% – Total For Corporate Bonds: Industrial				$183,966,308
The accompanying notes are an integral part of these financial statements.

13

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Berkshire Hathaway Energy Co.	3.250%	04/15/2028	2,000,000	$1,900,582
Berkshire Hathaway Energy Co.	3.700%	07/15/2030	2,000,000	1,919,156
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	1,574,000	1,583,491
Duke Energy Corp.	2.450%	06/01/2030	11,000,000	9,272,769
Duke Energy Corp.	2.650%	09/01/2026	6,000,000	5,631,528
Eversource Energy	1.650%	08/15/2030	232,000	184,459
Eversource Energy	3.300%	01/15/2028	6,440,000	6,069,867
Eversource Energy	4.250%	04/01/2029	11,229,000	10,966,769
Georgia Power Co.	2.200%	09/15/2024	260,000	250,890
Georgia Power Co.	2.650%	09/15/2029	17,141,000	15,087,834
Interstate Power & Light Co.	2.300%	06/01/2030	4,920,000	4,194,152
Interstate Power & Light Co.	3.400%	08/15/2025	1,000,000	975,768
Interstate Power & Light Co.	4.100%	09/26/2028	11,880,000	11,751,779
National Rural Utility Cooperative Finance Corp.	2.400%	03/15/2030	15,950,000	13,877,888
National Rural Utility Cooperative Finance Corp.	3.400%	02/07/2028	335,000	321,101
Virginia Electric & Power Co.	2.950%	11/15/2026	2,550,000	2,429,207
Virginia Electric & Power Co.	3.450%	02/15/2024	1,590,000	1,586,074
Virginia Electric & Power Co.	3.500%	03/15/2027	2,845,000	2,779,318
Xcel Energy Inc.	3.300%	06/01/2025	1,201,000	1,179,651
Xcel Energy Inc.	3.400%	06/01/2030	3,750,000	3,449,051
Xcel Energy Inc.	4.000%	06/15/2028	15,182,000	14,838,932
12.3% – Total For Corporate Bonds: Utilities				$110,250,266
56.0% Total For Corporate Bonds				$500,840,611
United States Government Treasury Obligations
Treasury Note	1.500%	02/15/2030	39,000,000	35,026,875
Treasury Note	1.375%	11/15/2031	10,000,000	8,673,440
Treasury Note	1.750%	11/15/2026	8,500,000	7,800,076
Treasury Bond	2.000%	02/15/2050	42,625,000	33,034,375
Treasury Note	2.000%	08/15/2051	11,000,000	8,502,659
Treasury Bond	2.500%	02/15/2045	20,500,000	17,386,563
Treasury Bond	2.500%	05/15/2046	23,500,000	19,916,250
Treasury Note	2.750%	08/15/2047	32,000,000	28,615,008
Treasury Note	3.125%	11/15/2028	14,500,000	14,528,275
19.4% – Total For United States Government Treasury Obligations				$173,483,521
United States Government Agency Obligations – Mortgage-backed Securities
FHLMC 10/1 Hybrid ARM (12 month ICE LIBOR + 1.860%)*	3.276%	04/01/2042	250,463	253,060
FHLMC Pool 780439 (1 year US T-Note Yield Curve + 2.223%)*	2.342%	04/01/2033	19,461	19,707
FHLMC Pool A89335	5.000%	10/01/2039	69,651	73,414
FHLMC Pool C01005	8.000%	06/01/2030	639	713
FHLMC Pool G06616	4.500%	12/01/2035	225,845	234,533
FHLMC Pool G08068	5.500%	07/01/2035	508,556	543,743
FHLMC Pool G15897	2.500%	09/01/2031	1,048,632	1,027,540
FHLMC Pool G18642	3.500%	04/01/2032	1,879,515	1,886,601
FHLMC Pool G18667	3.500%	10/01/2032	956,130	959,735
FHLMC Pool G30933	4.000%	01/01/2036	7,834,174	7,971,115
FHLMC Pool G31087	4.000%	07/01/2038	1,300,004	1,319,010
FHLMC Pool SC0047	3.000%	01/01/2040	14,603,386	13,979,558
FHLMC Pool ZA3721	3.000%	06/01/2029	5,767,306	5,722,886
FHLMC Series 2877 Class AL	5.000%	10/15/2024	31,377	31,669
FHLMC Series 2985 Class GE	5.500%	06/15/2025	33,984	34,804
FHLMC Series 3109 Class ZN	5.500%	02/15/2036	740,621	785,244
The accompanying notes are an integral part of these financial statements.

14

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FHLMC Series 3592 Class BZ	5.000%	10/15/2039	466,341	$486,408
FHLMC Series 3946 Class LN	3.500%	04/15/2041	147,371	147,248
FHLMC Series 4105 Class PJ	3.500%	06/15/2041	472,535	473,145
FHLMC Series 4180 Class ME	2.500%	10/15/2042	1,063,354	1,030,323
FHLMC Series 4287 Class AB	2.000%	12/15/2026	537,953	523,852
FHLMC Series 4517 Class PC	2.500%	05/15/2044	815,752	793,263
FHLMC Series 4567 Class LA	3.000%	08/15/2045	146,295	142,851
FHLMC Series 4582 Class PA	3.000%	11/15/2045	1,296,628	1,262,383
FHLMC Series 4689 Class DA	3.000%	07/15/2044	415,736	412,259
FHLMC Series 4709 Class EA	3.000%	01/15/2046	481,614	473,761
FHLMC Series 4768 Class GA	3.500%	09/15/2045	2,729,775	2,724,389
FHLMC Series 4831 Class BA	3.500%	10/15/2044	750,380	750,000
FHLMC Series 4906 Class DE	2.500%	09/25/2049	4,317,601	4,000,961
FNMA Pool 725027	5.000%	11/01/2033	163,851	171,757
FNMA Pool 725704	6.000%	08/01/2034	65,418	70,751
FNMA Pool 888223	5.500%	01/01/2036	224,996	240,278
FNMA Pool 995112	5.500%	07/01/2036	158,226	168,789
FNMA Pool AA4392	4.000%	04/01/2039	391,115	395,217
FNMA Pool AL6923	3.000%	05/01/2030	4,100,925	4,069,299
FNMA Pool AL9309	3.500%	10/01/2031	596,680	599,669
FNMA Pool AL9623	4.000%	12/01/2036	1,861,304	1,901,582
FNMA Pool AN8842	3.320%	04/01/2028	6,000,000	5,959,980
FNMA Pool AN9848	3.740%	07/01/2028	6,438,000	6,479,847
FNMA Pool AS5794	3.000%	09/01/2030	1,177,399	1,168,788
FNMA Pool AS6548	2.500%	01/01/2031	2,803,625	2,752,175
FNMA Pool AU7025	3.000%	11/01/2043	11,372,339	10,864,825
FNMA Pool BD2396	2.500%	12/01/2031	6,169,948	6,040,145
FNMA Pool BL0752	3.650%	01/01/2029	5,000,000	5,040,300
FNMA Pool BL2935	3.150%	06/01/2029	5,000,000	4,875,095
FNMA Pool BM5003	4.000%	11/01/2042	1,424,424	1,429,709
FNMA Pool FM9469	4.000%	08/01/2039	4,064,159	4,124,796
FNMA Pool BM1971	3.500%	12/01/2035	1,523,378	1,521,012
FNMA Pool MA0384	5.000%	04/01/2030	368,973	379,352
FNMA Pool MA2773	3.000%	09/01/2036	3,633,509	3,545,102
FNMA Pool MA3186	4.000%	10/01/2037	6,337,906	6,431,010
FNMA Pool MA3337	4.000%	04/01/2038	1,801,242	1,817,057
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	48,253	48,522
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	319,103	311,000
FNMA Series 2013-75 Class EG	3.000%	02/25/2043	295,251	288,100
FNMA Series 2014-04 Class PC	3.000%	02/25/2044	1,257,166	1,232,899
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	129,086	129,125
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	1,530,931	1,492,745
FNMA Series 2016-2 Class PB	2.000%	02/25/2046	265,400	252,384
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	610,470	587,361
FNMA Series 2016-40 Class PA	3.000%	07/25/2045	119,251	116,149
FNMA Series 2016-49 Class PA	3.000%	09/25/2045	1,012,684	984,658
FNMA Series 2016-64 Class PG	3.000%	05/25/2045	2,459,313	2,410,286
FNMA Series 2016-79 Class L	2.500%	10/25/2044	660,744	636,261
FNMA Series 2017-30 Class G	3.000%	07/25/2040	144,772	144,631
FNMA Series 2018-25 Class P	3.500%	03/25/2046	2,538,909	2,531,335
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	2,007,397	2,047,906
FNMA Series 2020-95 Class GA	1.000%	01/01/2051	2,754,257	2,254,814
FNMA Series 2022-25 Class KA	4.000%	09/25/2048	9,934,248	10,021,570
GNMA GNR 21-175	2.000%	10/20/2051	18,642,980	16,653,103
The accompanying notes are an integral part of these financial statements.

15

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
GNMA II Pool 2658	6.500%	10/20/2028	7,216	$7,631
GNMA II Pool 2945	7.500%	07/20/2030	982	1,075
GNMA II Pool 4187	5.500%	07/20/2038	7,702	8,321
GNMA II Pool 4847	4.000%	11/20/2025	68,567	68,271
GNMA Pool 780400	7.000%	12/15/2025	681	703
GNMA Pool 780420	7.500%	08/15/2026	455	473
17.9% – Total For Government Agency Obligations – Mortgage-backed Securities				$160,340,033
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	1,085,000	1,040,431
Kansas Development Finance Authority Revenue	3.941%	04/15/2026	8,000,000	8,039,600
Hamilton County Ohio	3.374%	06/01/2034	5,000,000	4,340,405
Kentucky Property and Buildings Commission Revenue	6.164%	08/01/2023	536,000	544,694
Pennsylvania State University	1.893%	09/01/2026	4,635,000	4,327,792
University of Cincinnati Ohio General Receipts Revenue	2.162%	06/01/2025	2,185,000	2,103,736
University of Washington Revenue	5.400%	06/01/2036	3,000,000	3,320,490
2.7% – Total For Taxable Municipal Bonds				$23,717,148
Total Fixed Income Securities – Bonds 96.0%				$858,381,313
(Identified Cost $951,343,741)
Preferred Stocks
Allstate Corp.	5.100%	01/15/2053	264,996	6,383,754
Total Preferred Stocks 0.7%				$6,383,754
(Identified Cost $6,491,218)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			23,358,283	23,358,283
Total Cash Equivalents 2.6%				$23,358,283
(Identified Cost $23,358,283)
Total Portfolio Value 99.3%				$888,123,350
(Identified Cost $981,193,242)
Other Assets in Excess of Liabilities 0.7%				$6,048,476
Total Net Assets 100%				$894,171,826

*
Variable Rate Security; the rate shown is as of June 30, 2022.

**
Variable Rate Security; as of June 30, 2022, the 7 day annualized yield was 1.25%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Banks
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

16

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2022 – unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Akron Ohio GO Limited	4.000%	12/01/2025	650,000	$684,736
Abilene Texas GO Limited	5.000%	02/15/2029	730,000	826,177
Akron Ohio GO Limited	4.000%	12/01/2026	395,000	420,193
Austin Texas GO Limited	5.000%	09/01/2029	1,000,000	1,103,580
Brecksville Ohio GO Limited	4.000%	12/01/2051	1,885,000	1,815,837
Cincinnati Ohio GO Unlimited	4.000%	12/01/2030	685,000	723,202
Cincinnati Ohio GO Unlimited	4.000%	12/01/2032	1,000,000	1,040,300
Columbus Ohio GO Unlimited	4.000%	04/01/2031	1,000,000	1,053,290
Columbus Ohio GO	5.000%	04/01/2032	600,000	677,844
Columbus Ohio GO Unlimited	5.000%	04/01/2034	1,400,000	1,577,898
Columbus Ohio GO Unlimited	5.000%	04/01/2038	750,000	862,117
Columbus Ohio GO Unlimited	5.000%	04/01/2041	3,120,000	3,552,151
Dublin Ohio GO Limited	4.000%	12/01/2028	500,000	526,960
Fort Worth Texas GO	5.000%	03/01/2028	1,000,000	1,130,550
Hurst Texas GO Limited	4.000%	08/15/2031	335,000	343,794
Lakewood Ohio GO Limited	4.000%	12/01/2028	840,000	891,752
Lakewood Ohio GO Limited	4.000%	12/01/2029	300,000	315,990
Lakewood Ohio GO Limited	5.000%	12/01/2036	500,000	539,220
Parma Ohio GO Limited	4.000%	12/01/2025	500,000	525,510
Reynoldsburg Ohio GO Limited	4.000%	12/01/2030	1,000,000	1,058,530
Reynoldsburg Ohio GO Limited	4.000%	12/01/2031	595,000	625,012
Strongsville Ohio GO Limited	4.000%	12/01/2030	350,000	363,153
9.5% – Total For General Obligation – City				$20,657,796
Bexar County Texas GO Limited	4.000%	06/15/2037	1,360,000	1,386,969
Butler County Ohio GO Limited	5.250%	12/01/2026	1,000,000	1,088,880
Clark County Ohio GO Limited	5.000%	12/01/2026	340,000	379,318
Clark County Ohio GO Limited	5.000%	12/01/2028	325,000	372,349
Hamilton County Ohio GO Limited	5.000%	12/01/2028	500,000	566,115
Lorain County Ohio GO Unlimited	4.000%	12/01/2030	450,000	465,494
Lucas County Ohio GO Limited	4.000%	10/01/2028	1,000,000	1,053,550
Lucas County Ohio GO Limited	4.000%	10/01/2029	605,000	634,240
Summit County Ohio GO Limited	4.000%	12/01/2031	500,000	514,555
3.0% – Total For General Obligation – County				$6,461,470
Ohio GO Unlimited	5.000%	05/01/2029	1,300,000	1,398,488
Ohio GO Unlimited	5.000%	09/15/2029	1,030,000	1,187,219
Ohio GO Unlimited	5.000%	06/15/2030	1,335,000	1,550,816
Ohio GO Unlimited	5.000%	05/01/2031	850,000	914,201
Ohio GO Unlimited	5.000%	06/15/2034	1,000,000	1,126,980
Ohio GO Unlimited	5.000%	06/15/2035	1,000,000	1,121,940
Ohio GO Unlimited	5.000%	06/15/2039	2,000,000	2,212,420
Pennsylvania GO Unlimited	4.000%	01/01/2030	645,000	675,812
Washington GO Unlimited	5.000%	08/01/2044	2,000,000	2,241,640
5.7% – Total For General Obligation – State				$12,429,516
Bowling Green State University Ohio Revenue	4.000%	06/01/2045	2,830,000	2,782,929
Bowling Green State University Ohio Revenue	5.000%	06/01/2024	405,000	428,243
Bowling Green State University Ohio Revenue	5.000%	06/01/2030	750,000	835,943
Bowling Green State University Ohio Revenue	5.000%	06/01/2031	500,000	554,115
Bowling Green State University Ohio Revenue	5.000%	06/01/2032	500,000	550,725
Bowling Green State University Ohio Revenue	5.000%	06/01/2037	1,000,000	1,113,330
Butler University Revenue	4.000%	02/01/2029	940,000	1,000,235
The accompanying notes are an integral part of these financial statements.

17

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2022 – unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Butler University Revenue	5.000%	02/01/2032	1,065,000	$1,204,984
Colorado Board of Governors University Enterprise System Revenue	5.000%	03/01/2027	225,000	250,292
Cuyahoga County Ohio Community College GO Unlimited	4.000%	12/01/2033	1,275,000	1,312,714
Cuyahoga County Ohio Community College GO Unlimited	5.000%	12/01/2027	400,000	434,096
Ohio Higher Education Facilities Revenue	5.000%	05/01/2032	630,000	694,619
Ohio Higher Education Facilities Revenue	5.000%	12/01/2029	540,000	603,423
Ohio Higher Education Facilities Revenue	5.000%	05/01/2030	570,000	639,899
Denison University Ohio Revenue	5.000%	11/01/2030	400,000	451,800
Denison University Ohio Revenue	5.000%	11/01/2033	325,000	362,213
Kent State University Ohio General Receipt Revenue	5.000%	05/01/2028	710,000	778,913
Kent State University Ohio Revenue	5.000%	05/01/2031	1,000,000	1,132,140
Kent State University Ohio Revenue	5.000%	05/01/2035	2,000,000	2,226,040
Kent State University Ohio Revenue	5.000%	05/01/2045	950,000	1,006,458
Lorain County Ohio Community College	4.000%	12/01/2025	600,000	635,370
Miami University Ohio General Receipts Revenue	4.000%	09/01/2036	600,000	607,710
Miami University Ohio General Receipts Revenue	4.000%	09/01/2045	1,500,000	1,459,269
Miami University Ohio General Receipts Revenue	5.000%	09/01/2031	735,000	807,118
Morehead State University Kentucky General Receipts Revenue	3.000%	11/01/2025	300,000	303,813
Nothern Kentucky University General Receipts Revenue	4.000%	09/01/2026	715,000	757,600
Ohio Higher Education Facilities Revenue – University of Dayton	5.000%	12/01/2036	2,010,000	2,142,620
Ohio Higher Education Facilities Revenue – University of Dayton	5.000%	02/01/2035	1,350,000	1,469,677
Ohio Higher Education Facilities Revenue – University of Dayton	5.000%	02/01/2036	1,050,000	1,043,754
Ohio Higher Education Facilities Revenue – University of Dayton	4.000%	12/01/2033	620,000	625,090
Ohio Higher Education Facilities Revenue – Xavier University	4.500%	05/01/2036	1,000,000	1,012,630
Ohio State University General Receipts Revenue	4.000%	06/01/2030	200,000	208,074
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2028	410,000	435,268
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	650,000	675,584
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	435,000	474,315
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2033	1,000,000	1,074,600
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2034	400,000	437,224
University of Akron Ohio General Receipts Revenue	4.000%	01/01/2027	2,050,000	2,170,335
University of Akron Ohio Revenue	5.000%	01/01/2027	350,000	382,095
University of Cincinnati General Receipts Revenue	4.000%	06/01/2036	250,000	251,695
University of Cincinnati General Receipts Revenue	5.000%	06/01/2036	1,250,000	1,386,462
University of Cincinnati General Receipts Revenue	5.000%	06/01/2039	1,250,000	1,304,725
University of Dayton Revenue	5.000%	12/01/2036	470,000	501,011
University of North Dakota Certificate of Participation	4.000%	06/01/2037	555,000	561,438
University of Toledo Revenue	5.000%	06/01/2024	500,000	525,065
University of Toledo Revenue	5.000%	06/01/2026	885,000	907,815
University of Toledo Revenue	5.000%	06/01/2034	1,000,000	1,064,920
University of Toledo Revenue	5.000%	06/01/2027	1,590,000	1,747,903
University of Toledo Revenue	5.000%	06/01/2031	500,000	561,745
20.3% – Total For Higher Education				$43,898,036
The accompanying notes are an integral part of these financial statements.

18

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2022 – unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Butler County Ohio Cincinnati Childrens Hospital Medical Center Revenue	5.000%	05/15/2030	1,005,000	$1,145,851
Franklin County Ohio Hospital Revenue Nationwide Childrens	4.000%	11/01/2036	800,000	800,344
Franklin County Ohio Hospital Revenue Nationwide Childrens	5.000%	11/01/2032	500,000	545,695
Franklin County Ohio Hospital Revenue Nationwide Childrens	5.000%	11/01/2048	3,100,000	3,573,432
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children's Hospital	5.000%	05/15/2028	1,715,000	1,804,557
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children's Hospital	5.000%	11/15/2041	2,410,000	2,678,209
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children's Hospital	5.000%	11/15/2049	1,300,000	1,513,356
Ohio State Hospital Facilities Revenue	4.000%	01/01/2036	2,100,000	2,109,198
6.5% – Total For Hospital/Health Bonds				$14,170,642
Columbus Ohio Metropolitan Library Special Obligation Revenue	4.000%	12/01/2030	755,000	809,058
Columbus Ohio Metropolitan Library Special Obligation Revenue	5.000%	12/01/2027	500,000	561,665
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2028	450,000	512,505
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2029	375,000	429,926
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2030	600,000	685,884
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2032	505,000	568,615
Ohio Facilities Construction Commission	5.000%	10/01/2027	505,000	567,312
Ohio Infrastructure Improvement	5.000%	03/01/2041	1,500,000	1,701,600
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	02/01/2030	500,000	532,885
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2031	710,000	832,667
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2029	1,500,000	1,729,665
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2035	1,160,000	1,276,360
4.7% – Total For Revenue Bonds – Facility				$10,208,142
Anderson Indiana Sewage Works Revenue (AGM Insured)	4.000%	11/01/2026	300,000	317,418
Cincinnati Ohio Water System Revenue	4.000%	12/01/2030	1,000,000	1,058,680
Cleveland Ohio Water Revenue	5.000%	01/01/2033	500,000	560,345
Evansville Indiana Waterworks District Revenue (BAM Insured)	4.000%	01/01/2029	400,000	417,136
Hamilton Ohio Sewer System Revenue	5.000%	12/01/2030	1,000,000	1,148,410
Hamilton Ohio Wastewater System Revenue (BAM Insured)	5.000%	10/01/2027	930,000	1,033,546
Ohio Water Development Authority Revenue Polution Control	5.000%	12/01/2031	1,130,000	1,252,752
Ohio Water Development Authority Revenue	5.250%	12/01/2034	2,000,000	2,376,500
Ohio Water Development Authority Revenue	5.000%	06/01/2046	3,500,000	3,933,370
Ohio Water Development Authority Revenue Polution Control	5.000%	06/01/2033	615,000	708,560
Ohio Water Development Authority Revenue Polution Control	5.000%	12/01/2039	1,165,000	1,301,352
Ohio Water Development Authority Revenue Polution Control	5.000%	12/01/2040	1,000,000	1,134,150
Ohio Water Development Authority Revenue Polution Control	5.000%	12/01/2046	3,880,000	3,938,355
St. Charles County Missouri Public Water Supply Dist. 2 Certificates of Participation	4.000%	12/01/2031	400,000	407,852
Wise County Virginia Soil & Wastewater	1.200%	11/01/2040	1,000,000	976,035
9.5% – Total For Revenue Bonds – Water & Sewer				$20,564,461
Akron Ohio Certificate of Participation	5.000%	12/01/2025	500,000	536,235
Akron Ohio Income Tax Revenue	4.000%	12/01/2031	870,000	910,533
Akron Ohio Income Tax Revenue	5.000%	12/01/2027	510,000	573,077
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	4.750%	11/01/2030	500,000	537,890
The accompanying notes are an integral part of these financial statements.

19

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2022 – unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	5.000%	11/01/2032	525,000	$567,997
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue	5.000%	06/01/2030	655,000	702,566
Mobile Alabama Industrial Development Board Pollution Control Revenue	2.924%	07/15/2034	1,025,000	1,034,973
Monroe County Georgia Development Authority Pollution Control Revenue	0.233%	07/01/2049	1,000,000	915,926
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2026	500,000	550,895
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2027	1,060,000	1,167,293
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2028	570,000	627,370
Ohio Special Obligation Revenue	5.000%	12/01/2029	510,000	563,326
Ohio Special Obligation Revenue	5.000%	04/01/2033	1,570,000	1,785,059
Ohio Special Obligation Revenue	5.000%	04/01/2039	1,000,000	1,110,520
Ohio Special Obligation Revenue	5.000%	04/01/2029	665,000	712,109
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2036	400,000	392,650
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2037	575,000	557,510
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2038	400,000	384,092
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2039	400,000	380,888
Riversouth Ohio Authority Revenue	4.000%	12/01/2031	700,000	725,298
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2027	220,000	227,223
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2028	435,000	445,501
7.1% – Total For Other Revenue Bonds				$15,408,931
Aldine Texas ISD GO Unlimited	4.000%	02/15/2030	780,000	808,330
Arcanum-Butler Ohio LSD GO	4.000%	12/01/2029	675,000	700,535
Arcanum-Butler Ohio LSD GO	4.000%	12/01/2030	650,000	670,085
Ashland Ohio CSD GO Unlimited	4.000%	11/01/2028	505,000	546,960
Athens Ohio CSD GO Unlimited	4.000%	12/01/2033	750,000	774,427
Bellbrook-Sugarcreek Ohio LSD GO Unlimited	4.000%	12/01/2031	325,000	335,286
Bellfontaine Ohio SCD GO Unlimited (National RE Insured)	5.500%	12/01/2026	615,000	676,912
Berea Ohio CSD GO Unlimited	4.000%	12/01/2031	500,000	510,790
Big Walnut Ohio LSD GO Unlimited	4.000%	12/01/2033	500,000	515,275
Bloom-Carroll Ohio LSD GO Unlimited	4.000%	11/01/2030	290,000	307,728
Bloom-Carroll Ohio LSD GO Unlimited	4.000%	11/01/2031	150,000	158,043
Bloom-Carroll Ohio LSD GO Unlimited (SDCP)	4.000%	11/01/2029	325,000	347,327
Boone County Kentucky SD Revenue	3.000%	03/01/2026	1,000,000	1,007,340
Breckinridge County Kentucky SD Finance Corp.	5.000%	04/01/2025	265,000	281,782
Brownsville Indianna CSC Revenue	5.000%	01/15/2027	535,000	592,240
Chillicothe Ohio SD GO Unlimited (AGM Insured)	4.000%	12/01/2029	400,000	413,228
Cleveland Heights and University Heights Ohio CSD GO Unlimited	4.000%	12/01/2032	1,000,000	1,042,980
Colorado Building Excellent Schools Today Certificates of Participation	4.000%	03/15/2030	1,000,000	1,058,050
Columbus Ohio CSD GO Unlimited	4.000%	12/01/2029	400,000	417,248
Daviess County Kentucky SD GO Unlimited	5.000%	06/01/2027	1,825,000	2,009,763
Dexter Michigan CSD GO Unlimited	4.000%	05/01/2031	670,000	699,158
Dublin Ohio CSD GO Unlimited	4.000%	12/01/2034	500,000	518,480
Elyria Ohio SCD GO Unlimited (SDCP)	4.000%	12/01/2030	1,000,000	1,044,580
The accompanying notes are an integral part of these financial statements.

20

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2022 – unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Festus Missouri SD Certificates of Participation	4.000%	04/01/2026	875,000	$929,198
Greencastle Indiana School Corp Revenue	4.000%	07/15/2029	695,000	734,664
Green County Ohio Vocational SD GO Unlimited	4.000%	12/01/2035	1,000,000	1,018,780
Hardin County Kentucky SD Finance Corp. Revenue	5.000%	05/01/2024	500,000	522,780
Houston Texas ISD GO Limited	5.000%	02/15/2030	440,000	480,810
Hudson Ohio CSD GO Unlimited	4.000%	12/01/2033	800,000	818,368
Huntington County Indiana Countryside School Building Corp. Revenue	4.000%	01/15/2028	1,000,000	1,071,420
Jackson Milton Ohio LSD Certificates of Participation (BAM Insured)	4.000%	06/01/2031	270,000	276,750
Johnstown-Monroe Ohio LSD GO Unlimited	4.000%	12/01/2029	800,000	840,256
Kenton County Kentucky SD Finance Corp. Revenue	4.000%	02/01/2028	400,000	415,836
Kenton County Kentucky SD Finance Corp. Revenue	5.000%	02/01/2028	1,000,000	1,109,570
Kettering Ohio CSD GO Unlimited	4.000%	12/01/2030	400,000	415,600
Kettering Ohio CSD GO Unlimited	5.250%	12/01/2031	500,000	573,165
Logan Hocking Ohio LSD Certificates of Participation	4.000%	12/01/2032	420,000	432,235
Mayfield Ohio CSD Certificates of Participation	4.000%	09/01/2032	280,000	290,052
Menifee County Kentucky SD Financial Corp. Revenue	3.000%	08/01/2027	615,000	614,454
Middletown Ohio CSD GO Umlimited (SDCP)	4.000%	12/01/2027	585,000	616,151
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured)	5.500%	12/01/2030	1,260,000	1,452,100
Munster Indiana School Building Corp. Revenue (State Intercept)	4.000%	01/15/2029	400,000	427,816
Murray Kentucky ISD Finance Corporation Revenue	5.000%	03/01/2025	810,000	860,066
North Olmsted Ohio CSD GO Unlimited	4.000%	12/01/2029	500,000	526,475
Orchard Farm Missouri SD Certificate of Participation	4.000%	04/01/2029	550,000	595,210
Orange County Florida School Board Certificates of Participation*	5.000%	08/01/2032	500,000	541,175
Owen County Kentucky SD Revenue	4.000%	04/01/2027	1,320,000	1,391,782
Palm Beach Florida SD Certificates of Participation	5.000%	08/01/2039	1,000,000	1,094,960
Pennsbury Pennsylvania SD GO Limited	5.000%	08/01/2029	550,000	608,822
Princeton Ohio CSD Certificates of Participation	3.500%	12/01/2026	275,000	275,366
Princeton Ohio CSD GO Unliimited (National RE Insured)	5.250%	12/01/2030	1,000,000	1,151,140
Southwest Ohio LSD of Hamilton County GO Unlimited (SDCP)	4.000%	12/01/2027	965,000	1,033,650
Talawanda Ohio CSD	5.000%	12/01/2027	775,000	875,626
Teays Valley Ohio LSD	4.000%	12/01/2032	580,000	595,289
Toledo Ohio CSD GO Unlimited	5.000%	12/01/2029	660,000	718,430
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2028	410,000	434,001
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2029	500,000	525,160
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2030	350,000	365,533
Upper Arlington Ohio CSD GO Unlimited	4.000%	12/01/2030	1,380,000	1,452,602
Wadsworth Ohio CSD GO Unlimited	4.000%	12/01/2027	840,000	875,330
Wentzville R-IV SD of Saint Charles County Missouri Certificates of Participation	4.000%	04/01/2030	395,000	403,358
Westerville Ohio SCD Certificate of Participation	5.000%	12/01/2032	555,000	616,067
Willoughby-Eastlake Ohio CSD Certificates of Participation (BAM Insured)	4.000%	03/01/2030	810,000	826,905
20.4% – Total For School District				$44,243,499
Colorado State Certificate of Participation	4.000%	12/15/2034	1,000,000	1,021,740
Colorado State Certificate of Participation	4.000%	12/15/2039	2,000,000	2,021,540
The accompanying notes are an integral part of these financial statements.

21

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2022 – unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Kentucky Association of Counties Finance Corp. Revenue	4.000%	02/01/2029	575,000	$616,296
Kentucky Certificates of Participation	4.000%	04/15/2028	695,000	737,597
Kentucky Certificates of Participation	4.000%	04/15/2031	500,000	517,815
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2029	600,000	644,304
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2030	600,000	643,908
Kentucky Property and Buildings Commission Revenue	5.000%	10/01/2026	635,000	692,487
Kentucky Property and Buildings Commission Revenue	5.000%	04/01/2026	525,000	571,678
Kentucky Property and Buildings Commission Revenue	5.000%	04/01/2028	1,000,000	1,104,220
Kentucky Property and Buildings Commission Revenue	5.000%	05/01/2034	2,340,000	2,652,601
Ohio Certificate of Participation	5.000%	09/01/2027	1,520,000	1,704,224
Washington Certificates of Participation	5.000%	01/01/2041	675,000	763,567
6.3% – Total For State Agency				$13,691,977
FHLMC Multifamily ML Certificates (Freddie Mac Guaranty Agreement)	3.400%	01/25/2036	1,900,379	1,815,159
FHLMC Series M 053 Class A	4.250%	06/15/2035	3,933,560	3,489,028
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.500%	11/01/2050	820,000	823,977
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.500%	11/01/2050	2,400,000	2,411,640
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.875%	05/01/2050	1,545,000	1,568,051
Ohio Housing Finance Agency Residential Mortgage Revenue	3.000%	03/01/2052	1,975,000	1,964,086
Ohio Housing Finance Agency Residential Mortgage Revenue	3.700%	03/01/2032	565,000	549,265
5.8% – Total For Housing				$12,621,206
Total Municipal Income Securities – Bonds 98.9%				$214,355,676
(Identified Cost $256,501,876)
Cash Equivalents			Shares
Dreyfus AMT-Free Tax Cash Management Fund***			3,047,614	3,047,309
Total Cash Equivalents 1.4%				$3,047,309
(Identified Cost $3,047,309)
Total Portfolio Value 100.3%				$217,402,985
(Identified Cost $231,979,192)
Liabilities in Excess of Other Assets – 0.3%				$(681,016)
Total Net Assets 100.0%				$216,721,969

*
Pre-refunded / Escrowed-to-Maturity Bonds; as of June 30, 2022, these bonds represented 0.25% of total assets.

**
Variable Rate Security; as of June 30, 2022, the 7 day annualized yield was 0.81%.

AGM – Assured Guaranty Municipal Mortgage Association
AMBAC – American Municipal Bond Assurance Corp.
BAM – Build America Mutual
CSC – Community School Corporation
CSD – City School District
FGIC – Financial Guaranty Insurance Co.
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
FSA – Financial Security Assurance
GNMA – Government National Mortgage Association
GO – General Obligation
LSD – Local School District
MBIA – Municipal Bond Insurance Association
The accompanying notes are an integral part of these financial statements.

22

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2022 – unaudited

PSD – Public School District
SD – School District
SDCP – Ohio School District Credit Program
SDCEP – Ohio School District Credit Enhancement Program
The accompanying notes are an integral part of these financial statements.

23

JOHNSON MUTUAL FUNDS	June 30, 2022 – unaudited

Statements of Assets and Liabilities
	Equity Income Fund	Opportunity Fund	International Fund
Assets:
Investment Securities at Fair Value*	$539,947,784	$108,256,198	$20,029,497
Cash & Cash Equivalents	—	—	677
Dividends and Interest Receivable	659,350	83,847	97,808
Reclaims Receivable	—	—	56,676
Total Assets	$540,607,134	$108,340,045	$20,184,658
Liabilities:
Accrued Management Fees	$453,029	$90,627	$17,176
Total Liabilities	$453,029	$90,627	$17,176
Net Assets	$540,154,105	$108,249,418	$20,167,482
Net Assets Consist of:
Paid in Capital	$407,849,691	$97,512,423	$17,605,361
Accumulated Earnings	132,304,414	10,736,995	2,562,121
Net Assets	$540,154,105	$108,249,418	$20,167,482
Shares Outstanding (Unlimited Amount Authorized)	17,250,142	2,508,260	789,405
Offering, Redemption and Net Asset Value Per Share	$31.31	$43.16	$25.55
*Identified Cost of Investment Securities	$444,127,357	$99,305,883	$16,990,778
The accompanying notes are an integral part of these financial statements.

24

JOHNSON MUTUAL FUNDS	June 30, 2022 – unaudited

Statements of Assets and Liabilities – Continued
	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$888,123,350	$217,402,985
Dividends and Interest Receivable	6,674,965	1,642,692
Receivable for CMO Paydowns	158	—
Total Assets	$894,798,473	$219,045,677
Liabilities:
Accrued Management Fees	$626,647	$116,928
Securities Purchased Payable	—	2,206,780
Total Liabilities	$626,647	$2,323,708
Net Assets	$894,171,826	$216,721,969
Net Assets Consist of:
Paid in Capital	$989,881,250	$231,957,455
Accumulated Earnings	(95,709,424)	(15,235,486)
Net Assets	$894,171,826	$216,721,969
Shares Outstanding (Unlimited Amount Authorized)	58,251,913	13,312,342
Offering, Redemption and Net Asset Value Per Share	$15.35	$16.28
*Identified Cost of Investment Securities	$981,193,242	$231,979,192

The accompanying notes are an integral part of these financial statements.

25

JOHNSON MUTUAL FUNDS	June 30, 2022 – Unaudited

Statements of Operations
	Equity Income Fund	Opportunity Fund	International Fund
	Six Months Ended 6/30/2022	Six Months Ended 6/30/2022	Six Months Ended 6/30/2022
Investment Income:
Dividends	$5,153,392	$955,676	$442,585
Less: Foreign withholding taxes on dividends, net of reclaims	(19,103)	—	(65,931)
Total Investment Income	$5,134,289	$955,676	$376,654
Expenses:
Management Fee	$2,853,226	$576,749	$112,759
Total Expenses	$2,853,226	$576,749	$112,759
Net Investment Income	$2,281,063	$378,927	$263,895
Realized and Unrealized Gains/(Losses):
Net Realized Gain/(Loss) from Security Transactions	$22,305,622	$1,213,333	$(355,792)
Net Change in Unrealized Gain/(Loss) On Investments	(111,543,880)	(24,718,710)	(3,918,279)
Net Gain/(Loss) on Investments	$(89,238,258)	$(23,505,377)	$(4,274,071)
Net Change in Net Assets from Operations	$(86,957,195)	$(23,126,450)	$(4,010,176)
The accompanying notes are an integral part of these financial statements.

26

JOHNSON MUTUAL FUNDS	June 30, 2022 – Unaudited

Statements of Operations – Continued
	Fixed Income Fund	Municipal Income Fund
	Six Months Ended 6/30/2022	Six Months Ended 6/30/2022
Investment Income:
Interest	$11,765,509	$3,247,616
Dividends	192,391	4,746
Total Investment Income	$11,957,900	$3,252,362
Expenses:
Management Fee	$4,070,770	$807,527
Total Expenses	$4,070,770	$807,527
Net Investment Income	$7,887,130	$2,444,835
Realized and Unrealized Gains/(Losses):
Net Realized Gain/(Loss) from Security Transactions	$(2,417,848)	$(678,046)
Net Change in Unrealized Gain/(Loss) On Investments	(123,385,395)	(25,008,351)
Net Gain/(Loss) on Investments	$(125,803,243)	$(25,686,397)
Net Change in Net Assets from Operations	$(117,916,113)	$(23,241,562)

The accompanying notes are an integral part of these financial statements.

27

JOHNSON MUTUAL FUNDS

Statements of Changes in Net Assets
	Equity Income Fund		Opportunity Fund		International Fund
	Six Months Ended 6/30/2022*	Year Ended 12/31/2021	Six Months Ended 6/30/2022*	Year Ended 12/31/2021	Six Months Ended 6/30/2022*	Year Ended 12/31/2021
Operations:
Net Investment Income	$2,281,063	$3,320,697	$378,927	$815,793	$263,895	$490,999
Net Realized Gain/(Loss) from Security Transactions	22,305,622	54,836,346	1,213,333	15,764,997	(355,792)	(98,132)
Net Change in Unrealized Gain/(Loss) On Investments	(111,543,880)	65,509,120	(24,718,710)	12,660,727	(3,918,279)	1,715,758
Net Change in Net Assets from Operations	$(86,957,195)	$123,666,163	$(23,126,450)	$29,241,517	$(4,010,176)	$2,108,625
Distributions to Shareholders (see Note 2)	$—	$(47,400,751)	$—	$(14,800,439)	$—	$(667,193)
Capital Share Transactions:
Proceeds From Sale of Shares	$37,661,997	$74,358,063	$9,048,656	$15,517,414	$1,237,342	$3,755,105
Shares Issued on Reinvestment of Distributions	—	47,190,597	—	14,763,088	—	666,925
Cost of Shares Redeemed	(20,263,986)	(52,906,157)	(3,760,415)	(11,923,151)	(1,966,344)	(2,061,767)
Net Change in Net Assets from Capital Share Transactions	$17,398,011	$68,642,503	$5,288,241	$18,357,351	$(729,002)	$2,360,263
Net Change in Net Assets	$(69,559,184)	$144,907,915	$(17,838,209)	$32,798,429	$(4,739,178)	$3,801,695
Net Assets at Beginning of Year	$609,713,289	$464,805,374	$126,087,627	$93,289,198	$24,906,660	$21,104,965
Net Assets at End of Year	$540,154,105	$609,713,289	$108,249,418	$126,087,627	$20,167,482	$24,906,660
Capital Share Activity(a)
Shares Sold	1,114,421	2,094,530	191,483	293,509	43,204	121,042
Share Reinvested	—	1,296,089	—	280,774	—	21,773
Shares Redeemed	(597,611)	(1,483,178)	(79,516)	(226,238)	(67,341)	(67,205)
Net Increase (Decrease) in Shares Oustanding	516,810	1,907,441	111,967	348,045	(24,137)	75,610
Shares Outstanding, beginning of year	16,733,332	14,825,891	2,396,293	2,048,248	813,542	737,932
Shares Outstanding, end of year	17,250,142	16,733,332	2,508,260	2,396,293	789,405	813,542

*
Unaudited

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form

The accompanying notes are an integral part of these financial statements.

28

JOHNSON MUTUAL FUNDS

Statements of Changes in Net Assets – Continued
	Fixed Income Fund		Municipal Income Fund
	Six Months Ended 6/30/2022*	Year Ended 12/31/2021	Six Months Ended 6/30/2022*	Year Ended 12/31/2021
Operations:
Net Investment Income	$7,887,130	$13,808,953	$2,444,835	$4,754,770
Net Realized Gain/(Loss) from Security Transactions	(2,417,848)	5,616,862	(678,046)	487,031
Net Change in Unrealized Gain/(Loss) On Investments	(123,385,395)	(42,690,616)	(25,008,351)	(4,403,146)
Net Change in Net Assets from Operations	$(117,916,113)	$(23,264,801)	$(23,241,562)	$838,655
Distributions to Shareholders (see Note 2)	$(8,109,325)	$(19,425,305)	$(2,426,066)	$(5,266,506)
Capital Share Transactions:
Proceeds From Sale of Shares	$151,114,722	$208,196,003	$54,291,676	$46,813,180
Shares Issued on Reinvestment of Distributions	8,001,507	19,143,519	2,391,477	5,200,684
Cost of Shares Redeemed	(174,285,320)	(107,787,693)	(89,277,146)	(32,330,793)
Net Change in Net Assets from Capital Share Transactions	$(15,169,091)	$119,551,829	$(32,593,993)	$19,683,071
Net Change in Net Assets	$(141,194,529)	$76,861,723	$(58,261,621)	$15,255,220
Net Assets at Beginning of Year	$1,035,366,355	$958,504,632	$274,983,590	$259,728,370
Net Assets at End of Year	$894,171,826	$1,035,366,355	$216,721,969	$274,983,590
Capital Share Activity(a)
Shares Sold	9,429,355	11,728,526	3,261,830	2,583,462
Share Reinvested	508,122	1,091,375	144,889	288,866
Shares Redeemed	(10,987,126)	(6,092,695)	(5,387,561)	(1,785,422)
Net Increase (Decrease) in Shares Oustanding	(1,049,649)	6,727,206	(1,980,842)	1,086,906
Shares Outstanding, beginning of year	59,301,562	52,574,356	15,293,184	14,206,278
Shares Outstanding, end of year	58,251,913	59,301,562	13,312,342	15,293,184

*
Unaudited

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form

The accompanying notes are an integral part of these financial statements.

29

FINANCIAL HIGHLIGHTS	EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2022*	Year Ended December 31
		2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$36.44	$31.35	$28.50	$22.48	$25.12	$21.67
Operations:
Net Investment Income	0.13	0.21	0.25	0.29	0.28	0.26
Net Realized and Unrealized Gains/(Losses) on Securities	(5.26)	7.92	3.24	7.37	(0.97)	5.15
Total Operations	$(5.13)	$8.13	$3.49	$7.66	$(0.69)	$5.41
Distributions:
Net Investment Income	—	(0.21)	(0.25)	(0.29)	(0.28)	(0.26)
Net Realized Capital Gains	—	(2.83)	(0.39)	(1.35)	(1.67)	(1.70)
Total Distributions	$—	$(3.04)	$(0.64)	$(1.64)	$(1.95)	$(1.96)
Net Asset Value, end of year	$31.31	$36.44	$31.35	$28.50	$22.48	$25.12
Total Return(a)	(14.08)%(c)	25.96%	12.24%	34.07%	(2.68)%	25.03%
Net Assets, end of year (millions)	$540.15	$609.71	$464.81	$400.82	$273.66	$198.28
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	0.80%(b)	0.62%	0.91%	1.11%	1.23%	1.13%
Portfolio Turnover Rate	13.95%(c)	29.91%	27.55%	31.91%	30.17%	34.76%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)
Annualized.

(c)
Not annualized.

The accompanying notes are an integral part of these financial statements.

30

FINANCIAL HIGHLIGHTS	OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2022*	Year Ended December 31
		2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$52.62	$45.55	$42.48	$34.47	$42.89	$40.54
Operations:
Net Investment Income	0.15	0.38	0.25	0.28	0.31	0.14
Net Realized and Unrealized Gains/(Losses) on Securities	(9.61)	13.55	3.08	9.58	(6.40)	6.74
Total Operations	$(9.46)	$13.93	$3.33	$9.86	$(6.09)	$6.88
Distributions:
Net Investment Income	—	(0.39)	(0.26)	(0.30)	(0.30)	(0.14)
Return of Capital	—	—	—	(0.16)	—	—
Net Realized Capital Gains	—	(6.47)	—	(1.39)	(2.03)	(4.39)
Total Distributions	$—	$(6.86)	$(0.26)	$(1.85)	$(2.33)	$(4.53)
Net Asset Value, end of year	$43.16	$52.62	$45.55	$42.48	$34.47	$42.89
Total Return(a)	(17.98)%(c)	30.59%	7.84%	28.63%	(14.16)%	16.91%
Net Assets, end of year (millions)	$108.25	$126.09	$93.29	$76.50	$62.18	$58.61
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	0.66%(b)	0.72%	0.67%	0.67%	0.69%	0.35%
Portfolio Turnover Rate	12.18%(c)	38.97%	32.89%	36.19%	61.22%	41.50%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)
Annualized.

(c)
Not annualized.

The accompanying notes are an integral part of these financial statements.

31

FINANCIAL HIGHLIGHTS	INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2022*	Year Ended December 31
		2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$30.62	$28.60	$27.13	$23.17	$26.37	$22.20
Operations:
Net Investment Income	0.59	0.64	0.43	0.53	0.55	0.37
Net Realized and Unrealized Gains/(Losses) on Securities**	(5.66)	2.22	1.36	4.03	(3.17)	4.18
Total Operations	$(5.07)	$2.86	$1.79	$4.56	$(2.62)	$4.55
Distributions:
Net Investment Income	—	(0.77)	(0.32)	(0.60)	(0.58)	(0.38)
Return of Capital		(0.07)	—	—	—	—
Net Realized Capital Gains	—	—	—	—	—	—
Total Distributions	$—	$(0.84)	$(0.32)	$(0.60)	$(0.58)	$(0.38)
Net Asset Value, end of year	$25.55	$30.62	$28.60	$27.13	$23.17	$26.37
Total Return(a)	(16.56)%(c)	10.00%	6.59%	19.69%	(9.93)%	20.50%
Net Assets, end of year (millions)	$20.17	$24.91	$21.10	$21.08	$17.95	$17.68
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	2.34%(b)	2.09%	1.77%	2.02%	2.21%	1.53%
Portfolio Turnover Rate	4.53%(c)	6.62%	7.85%	4.33%	6.87%	2.48%

*
Unaudited

**
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)
Annualized.

(c)
Not annualized.

The accompanying notes are an integral part of these financial statements.

32

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2022*	Year Ended December 31
		2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$17.46	$18.23	$17.38	$16.39	$16.84	$16.67
Operations:
Net Investment Income	0.13	0.24	0.30	0.36	0.34	0.31
Net Realized and Unrealized Gains/(Losses) on Securities	(2.10)	(0.68)	1.11	1.00	(0.44)	0.22
Total Operations	$(1.97)	$(0.44)	$1.41	$1.36	$(0.10)	$0.53
Distributions:
Net Investment Income	(0.14)	(0.26)	(0.32)	(0.37)	(0.35)	(0.33)
Net Realized Capital Gains	—	(0.07)	(0.24)	—	—	(0.03)
Total Distributions	$(0.14)	$(0.33)	$(0.56)	$(0.37)	$(0.35)	$(0.36)
Net Asset Value, end of year	$15.35	$17.46	$18.23	$17.38	$16.39	$16.84
Total Return(b)	(11.31)%(c)	(2.37)%	8.17%	8.35%	(0.56)%	3.22%
Net Assets, end of year (millions)	$894.17	$1,035.37	$958.50	$797.49	$623.44	$417.66
Ratios/supplemental data
Ratio of expenses to average net assets	0.85%(c)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to average net assets	1.65%(c)	1.38%	1.66%	2.15%	2.17%	1.88%
Portfolio Turnover Rate	14.25%(d)	38.78%	25.08%	21.33%	23.40%	34.97%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)
Annualized

(d)
Not annualized

The accompanying notes are an integral part of these financial statements.

33

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2022*	Year Ended December 31
		2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$17.98	$18.28	$17.73	$17.12	$17.29	$17.06
Operations:
Net Investment Income	0.33	0.32	0.33	0.32	0.32	0.31
Net Realized and Unrealized Gains/(Losses) on Securities	(1.86)	(0.27)	0.57	0.64	(0.16)	0.24
Total Operations	$(1.53)	$0.05	$0.90	$0.96	$0.16	$0.55
Distributions:
Net Investment Income	(0.17)	(0.32)	(0.33)	(0.32)	(0.32)	(0.31)
Return of Capital	—	—(a)	—	—	—	—
Net Realized Capital Gains	—	(0.03)	(0.02)	(0.03)	(0.01)	(0.01)
Total Distributions	$(0.17)	$(0.35)	$(0.35)	$(0.35)	$(0.33)	$(0.32)
Net Asset Value, end of year	$16.28	$17.98	$18.28	$17.73	$17.12	$17.29
Total Return(b)	(8.51)%(c)	0.30%	5.12%	5.66%	0.90%	3.25%
Net Assets, end of year (millions)	$216.72	$274.98	$259.73	$225.13	$178.97	$123.92
Ratios/supplemental data
Ratio of expenses to average net assets	0.65%(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to average net assets	1.97%(c)	1.78%	1.86%	1.90%	1.94%	1.85%
Portfolio Turnover Rate	12.33%(d)	9.11%	5.98%	10.54%	10.45%	12.49%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)
Annualized

(d)
Not annualized

The accompanying notes are an integral part of these financial statements.

34

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

1)       Organization:
The Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Fixed Income Fund began offering its shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
The investment objectives of the Funds are as follows:
Equity Income Fund	Above average dividend income and long-term capital growth
Opportunity Fund	Long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital
The Funds are each diversified. The Municipal Income Fund invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.
2)       Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies.”
Investment Income and Realized Capital Gains and Losses on Investment Securities:
Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method, mainly using high-cost lots. Discounts and premiums on securities purchased are amortized over the lives or to the earliest call date of the respective securities in accordance with GAAP. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.

35

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

2)       Significant Accounting Policies, continued

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31, 2021 for the Opportunity, Fixed Income, and Municipal Income Funds, and October 31, 2021 for the Equity Income and International Funds) plus undistributed amounts from prior years.
The following information is computed for each item as of June 30, 2022:
	Equity Income	Opportunity	International	Fixed Income	Municipal Income
Cost of Portfolio Investments	444,127,357	99,305,883	16,990,778	981,193,242	231,979,192
Gross unrealized appreciation	127,334,235	18,932,736	5,406,700	601,487	386,155
Gross unrealized depreciation	(31,528,370)	(9,982,421)	(2,367,981)	(93,671,379)	(14,962,363)
Net unrealized appreciation	95,805,865	8,950,315	3,038,719	(93,069,892)	(14,576,208)
Undistributed ordinary income	2,377,223	405,445	47,536	(221,684)	18,769
Other accumulated gains/(losses)	34,121,326	1,381,235	(524,134)	(2,417,848)	(678,047)
Accumulated Earnings	132,304,414	10,736,995	2,562,121	(95,709,424)	(15,235,486)
As of December 31, 2021, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers, which may be carried forward on indefinite period of time, are as follows:
	Long-Term	Short-Term	Total Capital Loss Carryover
Johnson International Fund	$79,164	$89,178	$168,342
In 2021, the Opportunity Fund utilized $1,608,231 of capital loss carryforward. The International Fund had late year ordinary loss deferrals in the amount of  $3,950.
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or penalties.
Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

36

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

2)       Significant Accounting Policies, continued

For the year ended December 31, 2021, the Funds made the following reclassifications to increase (decrease) the components of the net assets:
	Paid in Capital	Accumulated Earnings
Equity Income Fund	$8	$(8)
Opportunity Fund	4,218	(4,218)
International Fund	(57,857)	57,857
Municipal Income Fund	(24,705)	24,705
Reasons for the reclassification of components of net assets are attributable to REIT income reclassification and return of capital distributions.
The tax character of the distributions paid, as of December 31, 2021, is as follows:
	Tax year	Ordinary Income	Tax-Exempt Income	Net Realized Long-Term Capital Gain	Total Taxable Distributions Paid	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2020	$4,948,585	$—	$4,307,827	$9,256,412	$—	$9,256,412
	2021	14,109,774	—	33,290,977	47,400,751	—	47,400,751
Johnson Opportunity Fund	2020	509,109	—	—	509,109	21,074	530,183
	2021	4,069,398	—	10,731,041	14,800,439	—	14,800,439
Johnson International Fund	2020	232,687	—	—	232,687	—	232,687
	2021	609,336	—	—	609,336	57,857	667,193
Johnson Fixed Income Fund	2020	18,396,451	—	9,998,546	28,394,997	29,508	28,424,055
	2021	15,102,867	—	4,322,438	19,425,305	—	19,425,305
Johnson Municipal Income Fund	2020	—	4,473,651	272,840	4,746,491	32,073	4,778,564
	2021	—	4,755,295	486,506	5,241,801	24,705	5,266,506

*
Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)       Security Valuation and Transactions:
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time).
Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

37

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

3)       Security Valuation and Transactions, continued

GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:
Equity Securities (Common Stock, Real Estate Investment Trusts).   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in Level 2 of the fair value hierarchy.
Corporate Bonds.   The fair value of Corporate Bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.
Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.
Municipal Bonds.   Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

38

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

3)       Security Valuation and Transactions, continued

U.S. Government Securities.   U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.
U.S. Agency Securities.   U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.   Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investment securities as of June 30, 2022:
Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$517,563,117	$—	$—	$517,563,117
Cash Equivalents	22,384,667	—	—	22,384,667
Total	$539,947,784	$—	$—	$539,947,784
Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$104,482,909	$—	$—	$104,482,909
Cash Equivalents	3,773,289	—	—	3,773,289
Total	$108,256,198	$—	$—	$108,256,198
International Fund	Level 1	Level 2	Level 3	Total
Preferred Stocks	$106,144	$—	$—	$106,144
Common Stocks*	19,766,478	—	$—	19,766,478
Cash Equivalents	156,875	—	—	156,875
Total	$20,029,497	$—	$—	$20,029,497

39

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

3)       Security Valuation and Transactions, continued

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$500,840,611	$—	$500,840,611
U.S. Government Treasury Obligations	—	173,483,521	—	173,483,521
U.S. Government Agency Obligations – Mortgage-Backed	—	160,340,033	—	160,340,033
Taxable Municipal Bonds	—	23,717,148	—	23,717,148
Preferred Stocks	6,383,754	—	—	6,383,754
Cash Equivalents	23,358,283	—	—	23,358,283
Total	$29,742,037	$858,381,313	$—	$888,123,350
Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$214,355,676	$—	$214,355,676
Cash Equivalents	3,047,309	—	—	3,047,309
Total	$3,047,309	$214,355,676	$—	$217,402,985

*
See Portfolio of Investments for industry classification.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period.
In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the six months ended June 30, 2022.
4)       Portfolio Risks:
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As of December 31, 2021, the Overnight and 12-Month USD LIBOR settings will continue to report daily rates through June 30, 2023. Management expects the bonds currently held by the Funds using the LIBOR rate to set the variable rates for the bonds to be sold or mature prior to this date. In the event that a bond may still be held as of this final date, it appears that either the bond will switch over to SOFR (Secured Overnight Financing Rate – a replacement for LIBOR), or the bond will lock in the last known coupon and become a fixed rate bond. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Funds’ performance and/or net asset value. Currently, the Funds have securities (less than 1% of holdings) using LIBOR as a basis for their variable rates.
The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

40

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

5)       Investment Advisory Agreements:
The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest), acquired fund fees and expenses, and extraordinary expenses.
The Funds incurred management fees for the six months ended June 30, 2022, as indicated below.
Fund	Fee	Management Fee	Payable as of June 30, 2022
Equity Income Fund	1.00%	$2,853,226	$453,029
Opportunity Fund	1.00%	576,749	90,627
International Fund	1.00%	112,759	17,176
Fixed Income Fund	0.85%	4,070,770	626,647
Municipal Income Fund	0.65%	807,527	116,928
6)       Related Party Transactions:
All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $36,000 for the six months ended June 30, 2022, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of ten Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, Johnson Core Plus Bond Fund and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2022, client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion, held in aggregate the following:
Equity Income Fund	76.03%
Opportunity Fund	82.97%
International Fund	32.13%
Fixed Income Fund	93.87%
Municipal Income Fund	98.08%
Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These services are paid for by the Adviser.
7)       Purchases and Sales of Securities:
From January 1, 2022 through June 30, 2022, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$84,670,000	$79,019,210	$—	$—
Johnson Opportunity Fund	18,785,805	13,880,188	—	—
Johnson International Fund	1,008,723	1,080,435	—	—
Johnson Fixed Income Fund	114,547,442	133,618,778	21,134,883	33,363,418
Johnson Municipal Income Fund	30,074,116	55,800,778	—	—

41

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

8)       Estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
9)       Subsequent Events:
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

42

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Johnson Equity Income, Opportunity, International, Fixed Income and Municipal Income Funds (the “Funds”) incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on December 31, 2021 and held through June 30, 2022.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
	Beginning Account Value December 31, 2021	Ending Account Value June 30, 2022	Expenses Paid During Period* January 1, 2022 – June 30, 2022
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$929.61	$4.61
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$910.11	$4.51
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson International Fund
Actual Fund Return	$1,000.00	$917.21	$4.55
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$943.53	$3.98
Hypothetical Return	$1,000.00	$1,020.58	$4.30
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$957.51	$3.09
Hypothetical Return	$1,000.00	$1,021.57	$3.29

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Equity Income, Growth, Opportunity, and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

43

Management Agreement between Johnson Mutual Funds and Johnson Investment Counsel, Inc.

The Trustees of the Johnson Mutual Funds Trust (the Trust), including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), considered the renewal of the Management Agreements between the Trust and the Adviser, Johnson Investment Counsel, Inc. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Additionally, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.
The Trustees reviewed and discussed the Adviser’s responses and information prepared by the Adviser in the board materials, noting the Adviser’s resources, its personnel and operations, advisory, administrative and compliance services provided by the Adviser to the Funds, and the overall compensation received for management services. The Board considered and discussed each Fund’s performance for the period, the profitability of the Adviser with respect to each of the Funds and economies of scale.
With respect to the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information describing the Adviser’s business and personnel and discussed the Adviser’s extensive experience and resources. The Board noted that the Adviser has been providing services to the Trust since 1992 and the ten Funds. The Trustees and representatives of the Adviser noted the continuance of their cooperative working relationship on Fund matters. The Board reviewed the individuals who serve as portfolio managers for the Funds and indicated that they continued to be satisfied with the portfolio management being provided to the Funds. The Trustees then discussed the Adviser’s and Trust’s compliance programs with the Trust’s chief compliance officer. Additionally, the Fund Counsel; noted for the Board that there were not any recent litigations or regulatory investigations related to the Adviser. A representative of the Adviser provided an overview of the Adviser’s financial status and reviewed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was satisfactory, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser had the appropriate level of resources to continue to provide quality advisory services to the Funds.
Next, the Trustees discussed the performance information provided by the Adviser for each of the Funds. The Trustees considered performance data showing each Fund’s performance for various periods ended March 31, 2022 as compared to each Fund’s benchmark index. The Board also reviewed the Adviser’s expectations as to each Fund’s risk/return profile.
The Trustees then reviewed and discussed the performance of the Equity Income, Opportunity, International, Fixed Income and Municipal Income Funds. The Trustees noted that the Equity Income Funds had slightly underperformed the S&P 500 Index for the 1, 3, and 5-year periods as well as for the year-to-date. With respect to the Opportunity Fund, the Trustees noted that the Fund had slightly underperformed the Russell 2500 Total Return Index for the year-to-date, and 3 and 5-year periods, but had outperformed for the 1-year period. The Trustees then reviewed the International Fund’s performance, which slightly lagged its benchmark, the MSCI All Country World Index excluding United States, for each of the 1, 3 and 5-year periods but had also outperformed the benchmark on a year-to-date basis. Next, the Trustees reviewed the performance of the Fixed Income Fund, noting that the Fund’s return had slightly underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 1, 3 and 5-year periods, and for the year-to-date period. The Trustees then discussed the Municipal Income Fund’s returns, noting that the Fund had slightly underperformed the Bloomberg Municipal Bond Index for the 1-year, 3-year and 5-year periods, but had outperformed benchmark for the year-to-date period. After discussion, the Trustees indicated that they were satisfied with the performance of each of the retail Funds and agreed that the performance of each of the retail Funds was not unreasonable.

44

Management Agreement between Johnson Mutual Funds and Johnson Investment Counsel, Inc.

The Trustees then reviewed the performance of each of the Institutional Funds. They noted that the Short Duration Bond Fund had generally performed in line with its benchmark, the ICE BofA 1-3 year U.S. Corporate and Government Index, for the 1, 3 and 5-year, and year-to-date periods. Next, the Trustees discussed the performance of the Intermediate Bond Fund, noting that it has slightly underperformed the Bloomberg Intermediate U.S. Government Credit Index for the 1 period and had outperformed for the 3 and 5-year periods. With respect to the Core Bond Fund, the Board noted that the Fund had slightly underperformed the Bloomberg U.S. Aggregate Index for the 1-year period and year-to-date, but had outperformed for the 3 and 5-year periods. The Trustees finally discussed the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund had underperformed the S&P 500 Index for the 1, 3 and 5-year and year-to-date periods. After discussion, the Trustees indicated that it was their consensus all four of Institutional Funds continued to have satisfactory performance given their respective investment objectives, risks and strategies.
As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the fees paid to the Adviser for the year ended December 31, 2021 by each of the Funds. As in past years, the Board and counsel discussed that the total expense ratio for each Fund (with the exception of Core Plus) was a more meaningful comparison than the actual advisory fee because the Management Agreements for the Funds have a unitary fee structure which requires the Adviser to pay substantially all of the operating expenses of each Fund and is compensated with a single fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratios for Municipal Income Fund, Short Duration Bond Fund, Intermediate Bond Fund, Opportunity Fund, Core Bond Fund, Equity Income Fund, International Fund, and Enhanced Return Fund were below the mean of each Fund’s respective category, while the expense ratio for the Fixed Income Fund was slightly above the average for its category. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed the profitability of each of the Funds to the Adviser and the profitability of the Adviser with respect to the Funds in the aggregate. Representatives of the Adviser reported on the Adviser’s profitability on a fund by fund basis and discussed their methodologies in determining the profitability of the Adviser. The Trustees, including the Independent Trustees, concluded that the Management Fee payable by each Fund was reasonable and that the Adviser’s level of profitability from its relationship with the Funds is not excessive.
The Trustees then considered economies of scale. The Trustees noted that they concluded that the Funds’ expense ratios were not unreasonable and that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of each of the Funds. The Board further noted that they would continue to evaluate the Funds’ expense ratios with the Adviser. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds for another year. The Trustees and representatives from the Adviser again agreed to discuss the possibility of fee breakpoints in the future, depending on the asset level of a Fund. After a discussion, the Trustees agreed that they would continue to evaluate the potential for establishing breakpoints with the Adviser, but that that no breakpoints are necessary at this time.
After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of each Fund and its shareholders.

45

ADDITIONAL INFORMATION	June 30, 2022 – Unaudited

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year at www.johnsonmutualfunds.com or on Form N-PORT. The Funds’ holdings are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) by visiting www.johnsonmutualfunds.com; or (3) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

46

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
Name, Address and Age	Current Position Held with Trust	Year Service Commenced*	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
INTERESTED TRUSTEE
Timothy E. Johnson (80) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	10	None
INDEPENDENT TRUSTEES
Ronald H. McSwain (79) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	10	None
John R. Green (79) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company; Purchases Director, Global Baby Care	10	None
James J. Berrens (56) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health Services: Chief Executive Officer since May 2015	10	None
Dr. Jeri B. Ricketts (64) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002-2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	10	None

47

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced*	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
OFFICERS
Jason O. Jackman (51) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Marc E. Figgins (58) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	NA	NA
Scott J. Bischoff (56) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (50) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	NA	NA

*
Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until their resignation, removal, or retirement. Trustees have an indefinite term limit. Each Officer is elected by the Trustees for a 1-year term to serve the Trust or until their resignation, removal, or retirement.

48

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

SEMI-ANNUAL REPORT
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
I Shares:  JIBDX  F Shares:  JIMDX
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
I Shares:  JIBEX  F Shares:  JIMEX
JOHNSON INSTITUTIONAL CORE BOND FUND
I Shares:  JIBFX  F Shares:  JIMFX
JOHNSON ENHANCED RETURN FUND
JENHX
Johnson Core Plus Bond Fund
JPLCX
JUNE 30, 2022 (UNAUDITED)
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	JUNE 30, 2022 (UNAUDITED)

LETTER FROM THE FUND PRESIDENT	JUNE 2022

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2022 Semi-Annual Report to Shareholders. On the following pages, we have provided commentary on the performance of each of the Funds in the first half of 2022 as well as the relative performance compared to an appropriate index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
Stocks and Bonds Extend Declines
A bruising start to 2022 picked up steam as financial market losses worsened in the second quarter. The S&P 500 Index officially fell into bear market territory in June, and bonds suffered their worst selloff in the modern era. Stocks and bonds fell in tandem, an unusual occurrence that made the market volatility more unsettling. The S&P 500 Index ultimately had its worst first half since 1970. Mid cap, small cap, and international stocks also posted double-digit losses, falling roughly in line with U.S. large caps. Risky assets in general sold off in a flight to safety. The riskiest asset classes, such as cryptocurrencies, fell drastically amid the turmoil.
Interest rates rose sharply in anticipation of aggressive Federal Reserve (the “Fed”) tightening, which began in earnest with four rate hikes of its benchmark rate – 25 basis points in March, 50 basis points in May, and 75 basis points in June and July. Meanwhile, concerns about the state of the economy grew rapidly. The war in Ukraine kept the geopolitical risks elevated and continued to disrupt the energy supply chain. Inflation loomed large over it all. Commodity prices shot higher leading to sticker shock at the pump and the grocery store, which weighed heavily on consumer sentiment.
Growth Stocks Lag
All sectors of the S&P 500 Index were negative for the first six months except for energy, which gained more than 31%. In general, defensive areas of the market like utilities, consumer staples, and health care stocks held up relatively well, finishing with single-digit percentage losses. But technology, communications services, and consumer discretionary stocks were punished.
Growth stocks have enjoyed significant outperformance as the market has rallied over the past 13 years in the wake of the financial crisis of 2008-2009. This vast outperformance relative to the rest of the market has left them vulnerable to selloffs in times of stress. Despite the recent weakness, many still trade at a more expensive valuation than the rest of the market.
The losses in stocks were almost entirely attributable to a reduction in valuation multiples. Corporate earnings estimates have held up despite the economic clouds gathering. This drop in valuations brings the overall market more in line with long-term averages.
While earnings estimates have held up thus far, the risk of potential weakness going forward has been an overhang on the market. Rising input costs, lingering supply chain issues, and falling consumer optimism have led to concerns that companies will begin to see lower revenues and profit margins.
Stocks did manage to stage a small rally in the latter half of June. Bullish investors cite peak inflation and peak Fed tightening as reasons the market could move higher from here. Such rallies are common amid bear markets. It’s too soon to tell if this was merely a bear market rally or the beginning of a sustained recovery.
Regardless, at times like these it can be helpful to look back at longer term returns. It has certainly been a painful 2022, and the losses this year have largely wiped out the gains of 2021. Still, the 3-year annualized return for the S&P 500 is 10.6%, the 5-year annualized return is 11.3%, and the 10-year annualized return is 12.9%.
Fed Tightening Generates Historic Losses in Bonds
For the markets, the Fed’s response to the spike in inflation far outweighed any other story, including the war in Ukraine. This is especially true of the bond market. With its power to adjust its benchmark interest rate, the Fed can alter the landscape across all interest-rate sensitive markets. The Fed dropped the Fed Funds interest rate to rock bottom in 2020 to support the economy through the pandemic. It characterized the inflation seen in 2020 and 2021 as “transitory,” in part to justify keeping the Fed Funds rate at zero. When inflation numbers remained stubbornly high and moved even higher, it became clear the Fed was going to combat it aggressively.

LETTER FROM THE FUND PRESIDENT	JUNE 2022

Investors attempting to stay “ahead of the curve” pushed bond yields higher in anticipation of Fed tightening. This is why bonds experienced such significant losses in the first half. The Barclays Aggregate Bond Index fell 10.3%, by far the worst start for bonds to any year. With the Fed Funds rate at 2.50%, the Fed is arguably not at the ultimate, or “terminal” rate, expected to be somewhere between 3.5% and 4.0%. But the bond market anticipates all of this, leading to interest rates in the marketplace well above where the Fed Funds rate currently stands.
The severity of the move in interest rates sets up a brighter future for bond investors, as yields are now significantly higher. Current yields are closely correlated with the future return on bonds for the next five years. Higher yields also provide more cushion to offset price declines if rates move higher from here, as well as providing more return potential as rates fall.
The market is projecting that the Fed Funds rate will peak sometime in 2023, and that the Fed would begin cutting rates at that time to provide support in the event of a weakening economy. It’s important to note again here that predicting the path and rate of change in the interest rate market is very complex. The Fed will do its best to engineer what’s known as a soft landing for the economy, but even Fed Chair Jerome Powell has acknowledged the extreme difficulty of doing so.
Slowdown or Recession?
As inflation and higher interest rates take their toll, the economy has shown signs of slowing in 2022. The pandemic created one of the more unusual economic environments in the modern era. Massive stimulus amid global shutdowns created an environment where consumers had money to spend, but the supply chain and labor market were unable to keep up. Still, GDP growth was strong, and consumers kept spending.
As we entered 2022, however, it became clear that inflation was going to drag down consumer sentiment and economic growth. As consumer spending slowed, inventories have begun to pile up at retailers, as noted recently by major stores like Target and Wal-Mart. Leading economic indicators are still generally positive but have slowed significantly since January. Manufacturing activity also remains in expansionary territory but has fallen as well. The labor market is strong for now, but jobless claims have been ticking up, and we may see a rise in the unemployment rate at some point.
A recent Fed study estimates that the supply chain issues account for 50% of inflation. China has continued to implement COVID lockdowns, leading to more supply chain disruption. Despite that, there is evidence that global supply chains are improving, and overall demand is slowing. These could combine to bring down inflation, and possibly drag the economy into recession. However, there are still few indications that a recession is inevitable. Only time will tell.
Diversification as Critical as Ever
Much is being made of the “death” of the balanced portfolio of stocks and bonds. It’s possible (but not a given) that most of the pain in the bond market is behind us. Stocks are in a bear market, and no one knows in the short term where they will go from here. When both stocks and bonds have been under pressure it can be tempting to question time-tested investment principles. But in times of turmoil staying appropriately diversified and focusing on the long-term plan is more important than ever.
Understanding the dynamics of both stock and bond markets allows us to filter out the noise and negativity that inevitably comes with bad news. It also prevents rash decision-making that can permanently damage portfolios. We remain confident that by building diversified portfolios tailored to the unique circumstances of each situation, focusing only on what we can control, we can help clients achieve their financial goals.
We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.
Sincerely,
Jason Jackman, President

Johnson Institutional Short Duration Bond Fund	Performance Review – June 30, 2022

The Johnson Institutional Short Duration Bond Fund (Class I shares) provided a total return of  -3.94% during the first half of 2022, compared to a -3.19% return for the ICE BofA U.S. Corporate & Government 1-3 Year Index.
During the first half of the year, ongoing supply chain pressure and rising energy prices have led to persistently higher inflation. As a result, the Federal Reserve began the process of raising interest rates and has communicated its plan to continue to aggressively tighten monetary policy. Bond yields reacted by rising sharply. In fact, ICE BofA U.S. Corporate & Government 1-3 Year Index experienced its worst first half return in 30 years. As a result, the Fund’s modestly longer duration relative to its benchmark was a headwind to performance during the first half of 2022. Short-term interest rates rose more than long-term interest rates, however, causing the yield curve to flatten throughout the first half of the year. As a result, the Fund’s yield curve structure was beneficial to relative performance. The Fund continues to hold a small non-benchmark position in agency mortgage-backed securities, which during the first half of the year was a modest detractor to performance as mortgage spreads widened in anticipation of Quantitative Tightening.
After beginning the year at low levels, credit spreads widened significantly throughout the first half of the year. Persistently high inflation, aggressive monetary policy tightening, and early fears of an economic slowdown weighed on the market. There was little differentiation in performance across sectors in the first six months of 2022, however, as credit spreads widened evenly across industrials, utilities, and financials. Overall, the Fund’s emphasis on corporate bonds relative to its benchmark was the primary detractor to performance during the first half of the year, but was mostly offset by its focus on high-quality, less economically cyclical companies. Intermediate duration corporate bonds underperformed shorter duration corporate bonds which was an additional headwind to the Fund’s performance. The combination of rising bond yields and widening spreads has pushed corporate bond yields toward their highest levels since the Great Financial Crisis of 2007-2008 and offers investors an attractive long-term valuation opportunity. Should the economy continue to slow, however, corporate spreads could widen in the near term. As a result, we remain cautious on further increasing our allocation to corporate bonds.
In the second half of 2022, investors will continue to pay close attention to the economy for signs that tighter financial conditions have begun to weigh on economic activity. As the bond market has quickly readjusted expectations for future Federal Reserve rate hikes, interest rates are now largely within our estimate of fair value, and as a result we have reaffirmed our slightly long duration positioning relative to the Funds benchmark. While the economic outlook remains uncertain, we believe our emphasis on high-quality corporate bonds and our disciplined approach to portfolio construction are well positioned to withstand further volatility.
Performance Information
Class I Shares
Average Annual Total Returns	as of June 30, 2022
	Johnson Institutional Short Duration Bond Fund – Class I Shares	ICE BofA US Corporate & Government 1-3 Year Index
Six Months	-3.94%	-3.19%
One Year	-4.48%	-3.62%
Five Years	1.02%	1.09%
Ten Years	1.11%	1.04%

Johnson Institutional Short Duration Bond Fund	Performance Review – June 30, 2022

Performance Information
Class F Shares
Average Annual Total Returns	as of June 30, 2022
	Johnson Institutional Short Duration Bond Fund – Class F Shares	ICE BofA US Corporate & Government 1-3 Year Index
Six Months	-4.04%	-3.19%
One Year	-4.70%	-3.62%
Since Inception*	2.72%	2.68%

*
Inception date was May 1, 2018.

Portfolio Information
Holdings by Industry Sector
Sector Allocation	% of Net Assets
Bank and Finance	32.1%
Industrial	21.8%
Utilities	14.4%
Mortgage-backed Securities	12.6%
US Govt Treasury Obligations	7.5%
US Govt Agency Obligations	5.8%
Taxable Municipal	4.7%
Cash Equivalents	0.4%
Certificates of Deposit	0.1%
Other:
Net Other Assets (Liabilities)	0.6%
100.0%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six-month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The ICE BofA S Corporate & Government 1-3 Year Index is the established benchmark. A shareholder cannot invest directly in the ICE BofA S Corporate & Government 1-3 Year Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Institutional Intermediate Bond Fund	Performance Review – June 30, 2022

The Johnson Institutional Intermediate Bond Fund (Class I shares) provided a total return of  -7.78% during the first half of 2022, compared to a -6.77% return for the Bloomberg US Intermediate Govt/Credit Index.
During the first half of the year, ongoing supply chain pressure and rising energy prices have led to persistently higher inflation. As a result, the Federal Reserve began the process of raising interest rates and has communicated its plan to continue to aggressively tighten monetary policy. Bond yields reacted by rising sharply. In fact, the Bloomberg Intermediate Govt/Credit Index experienced its worst first half return in 30 years. As a result, the Fund’s modestly longer duration relative to its benchmark was a headwind to performance during the first half of the year. Short-term interest rates rose more than long-term interest rates, however, causing the yield curve to flatten throughout the first half of 2022. As a result, the Fund’s yield curve structure was beneficial to relative performance. The Fund continues to hold a small non-benchmark position in agency mortgage-backed securities, which during the first half of the year was a modest detractor to performance as mortgage spreads widened in anticipation of Quantitative Tightening.
After beginning the year at low levels, credit spreads widened significantly throughout the first half of the year. Persistently high inflation, aggressive monetary policy tightening, and early fears of an economic slowdown weighed on the market. There was little differentiation in performance across sectors in the first six months of 2022, however, as credit spreads widened evenly across industrials, utilities, and financials. Intermediate duration corporate bonds outperformed longer duration corporate bonds which was beneficial to the Fund’s performance. Overall, the Fund’s emphasis on corporate bonds relative to its benchmark was the primary detractor to performance during the first half of the year, but was partially offset by its focus on high-quality, less economically cyclical companies. The combination of rising bond yields and widening spreads has pushed corporate bond yields toward their highest levels since the Great Financial Crisis of 2007-2008 and offers investors an attractive long-term valuation opportunity. Should the economy continue to slow, however, corporate spreads could widen in the near term. As a result, we remain cautious on further increasing our allocation to corporate bonds.
In the second half of the year, investors will continue to pay close attention to the economy for signs that tighter financial conditions have begun to weigh on economic activity. As the bond market has quickly readjusted expectations for future Federal Reserve rate hikes, interest rates are now largely within our estimate of fair value, and as a result we have reaffirmed our slightly long duration positioning relative to the Fund’s benchmark. While the economic outlook remains uncertain, we believe our emphasis on high-quality corporate bonds and our disciplined approach to portfolio construction are well positioned to withstand further volatility.
Performance Information
Class I Shares
Average Annual Total Returns	as of June 30, 2022
	Johnson Institutional Intermediate Bond Fund – Class I Shares	Bloomberg Intermediate Government/ Credit Index
Six Months	-7.78%	-6.77%
One Year	-8.42%	-7.28%
Five Years	1.20%	1.13%
Ten Years	1.76%	1.45%

Johnson Institutional Intermediate Bond Fund	Performance Review – June 30, 2022

Performance Information
Class F Shares
Average Annual Total Returns	as of June 30, 2022
	Johnson Institutional Intermediate Bond Fund – Class F Shares	Bloomberg Intermediate Government/ Credit Index
Six Months	-7.79%	-6.77%
One Year	-8.52%	-7.28%
Since Inception*	3.77%	3.75%

*
Inception date was May 1, 2018.

Portfolio Information
Holdings by Industry Sector
Sector Allocation	% of Net Assets
US Govt Treasury OBLIGATIONS	28.0%
Bank and Finance	24.8%
Industrial	20.3%
Utilities	12.2%
Mortgage-backed Securities	9.0%
US Govt Agency OBLIGATIONS	2.6%
Taxable Municipal	1.8%
Preferred Stocks	0.5%
Certificate of Deposit	0.1%
Cash Equivalents	0.1%
Other:
Net Other Assets (Liabilities)	0.6%
100.0%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six-month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Intermediate Government/Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Institutional Core Bond Fund	Performance Review – June 30, 2022

The Johnson Institutional Core Bond Fund (Class I shares) provided a total return of  -11.05% during the first half of 2022, compared to a -10.35% return for the Bloomberg US Aggregate Bond Index.
During the first half of the year, ongoing supply chain pressure and rising energy prices have led to persistently higher inflation. As a result, the Federal Reserve began the process of raising interest rates and has communicated its plan to continue to aggressively tighten monetary policy. Bond yields reacted by rising sharply. In fact, the Bloomberg US Aggregate Index experienced its worst first half return in 30 years. As a result, the Fund’s modestly longer duration relative to its benchmark was a slight headwind to performance during the first half of 2022. Short-term interest rates rose more than long-term interest rates, however, causing the yield curve to flatten throughout the first half of the year. As a result, the Fund’s yield curve structure was beneficial to relative performance. Although overall portfolio duration was a modest headwind, our contribution to duration by sector was more mixed. The shorter duration positioning of our corporate bond allocation was beneficial but was more than offset by the longer duration positioning of our government bond allocation.
After beginning the year at low levels, credit spreads widened significantly throughout the first half of the year. Persistently high inflation, aggressive monetary policy tightening, and early fears of an economic slowdown weighed on the market. There was little differentiation in performance across sectors in the first six months of 2022, however, as credit spreads widened evenly across industrials, utilities, and financials. Intermediate duration corporate bonds outperformed longer duration corporate bonds which was beneficial to the Fund’s performance. Overall, the Fund’s emphasis on corporate bonds relative to its benchmark was the primary detractor to performance during the first half of the year, but was partially offset by its focus on high-quality, less economically cyclical companies. The combination of rising bond yields and widening spreads has pushed corporate bond yields toward their highest levels since the Great Financial Crisis of 2007-2008 and offers investors an attractive long-term valuation opportunity. Should the economy continue to slow, however, corporate spreads could widen in the near term. As a result, we remain cautious on further increasing our allocation to corporate bonds.
In the second half of the year, investors will continue to pay close attention to the economy for signs that tighter financial conditions have begun to weigh on economic activity. As the bond market has quickly readjusted expectations for future Federal Reserve rate hikes, interest rates are now largely within our estimate of fair value, and as a result we have reaffirmed our slightly long duration positioning relative to the Fund’s benchmark. While the economic outlook remains uncertain, we believe our emphasis on high-quality corporate bonds and our disciplined approach to portfolio construction are well positioned to withstand further volatility.
Performance Information
Class I Shares
Average Annual Total Returns	as of June 30, 2022
	Johnson Institutional Core Bond Fund – Class I Shares(a)	Bloomberg US Aggregate Bond Index
Six Months	-11.05%	-10.35%
One Year	-11.27%	-10.29%
Five Years	1.12%	0.88%
Ten Years	1.93%	1.54%

Johnson Institutional Core Bond Fund	Performance Review – June 30, 2022

Performance Information
Class F Shares
Average Annual Total Returns	as of June 30, 2022
	Johnson Institutional Core Bond Fund – Class F Shares	Bloomberg US Aggregate Bond Index
Six Months	-11.12%	-10.35%
One Year	-11.42%	-10.29%
Since Inception*	4.30%	4.05%

*
Inception date was May 1, 2018

Portfolio Information
Holdings by Industry Sector
Sector Allocation	% of Net Assets
Bank and Finance	26.0%
Industrial	21.7%
US Govt Treasury OBLIGATIONS	19.9%
Mortgage Backed Securities	16.5%
Utilities	12.8%
Taxable Municipal	1.3%
Cash Equivalents	0.7%
Preferred Stocks	0.4%
Other:
Net Other Assets (Liabilities)	0.7%
100.0%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Aggregate US Bond Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Enhanced Return Fund	Performance Review – June 30, 2022

The total return for the Johnson Enhanced Return Fund in the first half of 2022 was -23.59% compared to -19.96% for the S&P 500 Index. The Fund’s negative performance was mainly due to the S&P 500 e-mini contracts held by the Fund used as a way to replicate the S&P 500 Index, with additional losses attributable to rising short and intermediate bond yields which detracted from total returns in the bond portion of the portfolio.
The first half of 2022 brought a significant reversal of fortune for US equities. After hitting numerous all-time highs in 2021 and posting a total return of over 28%, the S&P 500 declined near 20% in the first six months of 2022, officially entering bear market territory in June. Every sector posted negative returns, with the exception of Energy, which gained more than 31%. Growth stocks lagged, with the growth-heavy Technology, Communications Services, and Consumer Discretionary sectors underperforming the most. Ongoing supply chain pressure and rising energy prices led to persistently higher inflation, and in response, the Federal Reserve began the process of raising interest rates and has communicated its plan to continue to aggressively tighten monetary policy. Bond yields reacted by rising sharply, resulting in one of the worst periods of performance for short-term fixed income in history. This rapid increase in short-term bond yields was a headwind for the Fund’s performance during the first half of the year.
After beginning the year at low levels, credit spreads widened significantly throughout the first half of the year. Persistently high inflation, aggressive monetary policy tightening, and early fears of an economic slowdown weighed on the market. There was little differentiation in performance across sectors in the first six months of 2022, however, as credit spreads widened evenly across industrials, utilities, and financials. As a result, the Fund’s allocation to corporate securities, particularly in three-to-five-year maturities, detracted from performance. However, the combination of rising bond yields and widening spreads has pushed corporate bond yields toward their highest levels since the Great Financial Crisis of 2007-2008 and offers investors an attractive long-term valuation opportunity. Over half of the Fund’s bond allocation is to investment-grade rated corporate securities, which is a key reason why its yield is traditionally higher than the cost of carry in the futures contracts. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark.
In the second half of the year, investors will continue to pay close attention to the economy for signs that tighter financial conditions have begun to weigh on economic activity. As the bond market has quickly readjusted expectations for future Federal Reserve rate hikes, interest rates are now largely within our estimate of fair value, and as a result we have reaffirmed our slightly long benchmark duration positioning. While the economic outlook remains uncertain, we believe our emphasis on high-quality corporate bonds and our disciplined approach to portfolio construction are well positioned to withstand further volatility. Bond yields are at the highest levels in years, which allows for an improved outlook for returns from the underlying bond portfolio going forward.
Average Annual Total Returns	as of June 30, 2022
	Enhanced Return Fund	S&P 500 Index
Six Month	-23.59%	-19.96%
One Year	-15.50%	-10.62%
Five Years	9.98%	11.31%
Ten Years	12.43%	12.96%
Holdings by Industry Sector*
Sector Allocation	% of Net Assets
Bank and Finance	31.7%
Industrials	18.4%
Utilities	15.3%
Mortgage-Backed Securities	13.5%
US Treasury Obligations	13.4%
US Agency Obligations	5.2%
Taxable Municipals	2.3%
Cash Equivalents	0.3%
Other:
Net Other Assets (Liabilities)	-0.1%
100.0%

*
This is a breakdown of the sectors based on the bond portion of the portfolio. Any derivatives used are not included in the breakdown.

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six-month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Core Plus Bond Fund	Performance Review – June 30, 2022

The Johnson Core Plus Bond Fund provided a total return of  -11.47% during the first half of 2022, compared to a -10.35% return for the Bloomberg US Aggregate Bond Index.
During the first half of the year, ongoing supply chain pressure and rising energy prices have led to persistently higher inflation. As a result, the Federal Reserve began the process of raising interest rates and has communicated its plan to continue to aggressively tighten monetary policy. Bond yields reacted by rising sharply. In fact, the Bloomberg US Aggregate Index experienced its worst first half return in 30 years. Duration, however, was not a primary driver of the Fund’s relative performance during the first half of the year, as its overall duration was neutral versus its benchmark. Short-term interest rates rose more than long-term interest rates, however, causing the yield curve to flatten throughout the first half of the year. As a result, the Fund’s yield curve structure was beneficial to relative performance. Over time, the Fund seeks to use Treasury futures as a way to manage its duration and yield curve exposure. During the first half of the year, the Fund’s position in long-term Treasury futures was a headwind to relative performance as interest rates rose.
After beginning the year at low levels, credit spreads widened significantly throughout the first half of the year. Persistently high inflation, aggressive monetary policy tightening, and early fears of an economic slowdown weighed on the market. There was little differentiation in performance across sectors in the first six months of 2022, however, as credit spreads widened evenly across industrials, utilities, and financials. Intermediate duration corporate bonds outperformed longer duration corporate bonds which was beneficial to the Fund’s performance. Overall, the Fund’s emphasis on corporate bonds relative to its benchmark was the primary detractor to performance during the first half of the year, but was partially offset by its focus on high-quality, less economically cyclical companies. Furthermore, the Fund seeks to maximize current income by investing a portion of the Fund in high yield corporate bonds. During the first half of the year, spreads on high yield bonds widened more than their investment grade peers, which was a further headwind to the Fund’s relative performance. The combination of rising bond yields and widening spreads has pushed corporate bond yields toward their highest levels since the Great Financial Crisis of 2007-2008 and offers investors an attractive long-term valuation opportunity. Should the economy continue to slow, however, corporate spreads could widen in the near term. As a result, we remain cautious on further increasing our allocation to corporate bonds.
In the second half of the year, investors will continue to pay close attention to the economy for signs that tighter financial conditions have begun to weigh on economic activity. As the bond market has quickly readjusted expectations for future Federal Reserve rate hikes, interest rates are now largely within our estimate of fair value, and as a result we have reaffirmed our slightly long duration positioning relative to the Fund’s benchmark. While the economic outlook remains uncertain, we believe our emphasis on high-quality corporate bonds and our disciplined approach to portfolio construction are well positioned to withstand further volatility.
Average Annual Total Returns	as of June 30, 2022
	Core Plus Bond Fund	Bloomberg US Aggregate Bond Index
Six Month	-11.47%	-10.35%
Since Inception*	-11.08%	-10.05%
Holdings by Industry Sector*
Sector Allocation	% of Net Assets
Industrials	32.0%
Bank and Finance	20.5%
Mortgage-Backed Securities	16.8%
US Treasury Obligations	14.6%
Utilities	12.9%
Cash Equivalents	1.4%
Preferred Stocks	1.0%
Other:
Net Other Assets (Liabilities)	0.8%
100.0%

*
This is a breakdown of the sectors based on the bond portion of the portfolio. Any derivatives used are not included in the breakdown.

The investment objective of the Johnson Core Plus Bond Fund is to maximize total return over the long term consistent with the preservation of capital, and the primary assets are government and corporate bonds and other fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six-month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg US Aggregate Bond Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
ACE INA Holdings	3.350%	05/15/2024	2,697,000	$2,689,786
American Express Credit	2.500%	07/30/2024	2,900,000	2,826,723
AON PLC	3.500%	06/14/2024	2,385,000	2,369,435
AON PLC	3.875%	12/15/2025	2,700,000	2,670,602
Bank of America Corp.	3.300%	01/11/2023	2,080,000	2,090,587
Bank of America Corp.	3.875%	08/01/2025	3,990,000	3,976,737
BB&T Corp.	3.750%	12/06/2023	3,075,000	3,094,465
Essex Portfolio LP	3.375%	04/15/2026	2,654,000	2,564,146
Essex Portfolio LP	3.875%	05/01/2024	1,950,000	1,943,676
Fifth Third Bancorp	2.375%	01/28/2025	1,770,000	1,695,982
Fifth Third Bancorp	4.300%	01/16/2024	3,440,000	3,459,952
Huntington Bancshares	2.625%	08/06/2024	5,000,000	4,853,360
JP Morgan Chase & Co.	3.375%	05/01/2023	3,212,000	3,209,935
JP Morgan Chase & Co.	3.875%	09/10/2024	1,745,000	1,741,749
Keycorp	4.150%	10/29/2025	4,700,000	4,680,852
M&T Bank Corp.	3.550%	07/26/2023	4,431,000	4,418,203
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	3,830,000	3,819,705
Marsh & McLennan Co. Inc.	3.500%	03/10/2025	1,000,000	988,164
Morgan Stanley	3.700%	10/23/2024	2,460,000	2,454,558
Morgan Stanley	4.000%	07/23/2025	2,750,000	2,750,825
National Retail Properties	3.900%	06/15/2024	1,197,000	1,194,499
National Retail Properties	4.000%	11/15/2025	2,965,000	2,949,134
PNC Financial Services	3.800%	07/25/2023	1,000,000	1,004,090
PNC Financial Services	3.900%	04/29/2024	4,840,000	4,858,876
Suntrust Banks Inc.	4.000%	05/01/2025	3,002,000	3,008,634
US Bancorp	3.600%	09/11/2024	6,319,000	6,304,195
Wells Fargo & Co.	3.550%	09/29/2025	600,000	589,044
Wells Fargo & Co.	4.100%	06/03/2026	1,550,000	1,523,591
32.1% – Total Bank and Finance				$79,731,505
Becton Dickinson & Co.	3.363%	06/06/2024	2,235,000	2,211,839
Burlington Northern Santa Fe	3.850%	09/01/2023	3,160,000	3,178,296
Chevron Corp.	2.355%	12/05/2022	1,693,000	1,692,433
CVS Health Corp.	3.875%	07/20/2025	4,600,000	4,581,798
Dover Corp.	3.150%	11/15/2025	4,548,000	4,468,360
Enterprise Products	3.350%	03/15/2023	3,300,000	3,290,684
Enterprise Products	3.750%	02/15/2025	1,500,000	1,485,303
Johnson Controls International PLC	3.625%	07/02/2024	2,936,000	2,903,563
Kroger Co.	4.000%	02/01/2024	4,600,000	4,624,472
McDonalds Corp.	3.350%	04/01/2023	1,265,000	1,267,935
McDonalds Corp.	3.375%	05/26/2025	2,500,000	2,476,870
Norfolk Southern Corp.	2.903%	02/15/2023	4,409,000	4,395,306
Norfolk Southern Corp.	5.590%	05/17/2025	1,000,000	1,030,960
Roper Technologies Inc.	1.000%	09/15/2025	4,230,000	3,823,116
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Shell International	3.250%	05/11/2025	3,115,000	$3,084,626
Starbucks Corp.	3.100%	03/01/2023	4,765,000	4,772,100
Union Pacific Corp.	3.150%	03/01/2024	2,700,000	2,680,973
Union Pacific Corp.	3.750%	03/15/2024	2,025,000	2,029,536
21.8% – Total Industrial				$53,998,170
Berkshire Hathaway Energy Co.	2.800%	01/15/2023	1,272,000	1,270,321
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	4,940,000	4,969,788
Duke Energy Corp.	3.750%	04/15/2024	4,009,000	4,007,513
Eversource Energy	3.150%	01/15/2025	500,000	488,763
Georgia Power Co.	2.100%	07/30/2023	3,045,000	3,000,537
Georgia Power Co.	2.200%	09/15/2024	2,043,000	1,971,413
Interstate Power & Light Co.	3.400%	08/15/2025	4,472,000	4,363,635
Interstate Power & Light Co.	3.250%	12/01/2024	449,000	443,631
National Rural Utility Cooperative Finance Corp.	2.850%	01/27/2025	2,505,000	2,449,968
National Rural Utility Cooperative Finance Corp.	2.950%	02/07/2024	1,830,000	1,814,107
National Rural Utility Cooperative Finance Corp.	3.250%	11/01/2025	900,000	879,377
Virginia Electric & Power Co.	2.750%	03/15/2023	4,580,000	4,545,499
Wisconsin Power	2.250%	11/15/2022	1,000,000	996,987
Xcel Energy Inc.	3.300%	06/01/2025	4,720,000	4,636,097
14.4% – Total Utilities				$35,837,636
68.3% Total Corporate Bonds				$169,567,311
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	251,550
0.1% – Total Certificates of Deposit				251,550
United States Government Treasury Obligations
Treasury Note (Tbill 13week auction high + 0.049%)*	0.655%	01/31/2023	700,000	700,917
Treasury Note	0.125%	07/15/2023	4,350,000	4,224,768
Treasury Note	2.250%	04/30/2024	11,235,000	11,089,293
Treasury Note	2.625%	12/31/2023	2,500,000	2,487,110
7.5% – Total United States Government Treasury Obligations				$18,502,088
United States Government Agency Obligations
FHLB	1.375%	08/26/2026	3,700,000	3,434,314
FHLB	1.375%	09/29/2026	1,585,000	1,464,757
FHLMC	0.450%	07/22/2024	4,000,000	3,792,048
FNMA	0.500%	06/17/2025	1,195,000	1,108,490
FNMA	0.375%	08/25/2025	5,130,000	4,712,911
5.8% – Total United States Government Agency Obligations				$14,512,520
United States Government Agency Obligations – Mortgage-backed Securities
FHLMC 10/1 Hybrid ARM (12 month ICE LIBOR + 1.860%)*	3.276%	04/01/2042	54,957	55,527
FHLMC Pool G15973	3.000%	07/01/2031	1,102,230	1,079,542
FHLMC Pool G16330	3.500%	08/01/2032	1,055,580	1,060,836
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FHLMC Pool G18642	3.500%	04/01/2032	1,203,494	$1,208,031
FHLMC Pool ZS9286	4.500%	04/01/2035	923,011	945,154
FHLMC Pool ZT1964	3.500%	06/01/2032	950,460	955,231
FHLMC Pool SB0037	2.500%	12/01/2027	682,140	672,957
FHLMC Pool V61479	2.500%	01/01/2032	3,719,909	3,645,087
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	212,736	207,333
FNMA Series 2013-3 Class DK	1.750%	02/25/2033	635,779	601,818
FNMA Series 2013-1 Class LA	1.250%	02/25/2028	987,844	947,851
FNMA Series 2017-30 Class G	3.000%	07/25/2040	56,574	56,519
FNMA Series 2020-44 Class TE	2.000%	12/25/2035	2,321,803	2,213,431
FNMA Series 2020-95 Class GA	1.000%	01/01/2051	5,398,344	4,419,436
FHLMC Series 4009 Class PA	2.000%	06/15/2041	86,208	83,217
FHLMC Series 4125 Class KP	2.500%	05/15/2041	554,906	541,960
FHLMC Series 4198 Class BE	2.000%	10/15/2040	220,311	217,386
FHLMC Series 4980 Class DB	1.250%	10/25/2034	3,020,799	2,773,788
FHLMC Series 2989 Class TG	5.000%	06/15/2025	101,005	102,627
FNMA 7/1 Hybrid ARM (12 month ICE LIBOR + 1.599%)*	2.777%	02/01/2046	153,816	158,006
FNMA 7/1 Hybrid ARM (12 month ICE LIBOR + 1.600%)*	1.850%	12/01/2044	140,974	144,087
FNMA Pool AL6465	2.920%	11/01/2023	19,300	19,314
FNMA Pool AL7077	4.000%	07/01/2035	593,052	607,552
FNMA Pool AL9230	3.500%	12/01/2029	589,336	589,465
FNMA Pool AN3444	2.230%	11/01/2023	2,874,593	2,814,100
FNMA Pool FM1897	3.000%	09/01/2032	1,166,870	1,158,335
FNMA Pool FM2287	4.500%	03/01/2034	1,058,850	1,089,991
FNMA Pool FM2989	3.000%	09/01/2034	1,037,761	1,028,823
FNMA Pool FM8700	4.500%	07/01/2034	1,422,373	1,465,215
FNMA Pool MA0384	5.000%	04/01/2030	234,268	240,858
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	26,298	26,445
GNMA Pool 726475	4.000%	11/15/2024	31,460	31,357
12.6% – Total United States Government Agency Obligations- Mortgage-backed Securities				$31,161,279
Taxable Municipal Bonds
Allegeny County Pennsylvania	0.843%	11/01/2024	600,000	567,545
Allegeny County Pennsylvania	0.973%	11/01/2025	1,835,000	1,694,030
Franklin County Ohio Convention Facitilites	1.255%	12/01/2025	500,000	462,680
Kansas Development Finance Authority Revenue	3.491%	04/15/2023	1,400,000	1,402,394
Kent State University	1.960%	05/01/2024	1,000,000	974,544
Kentucky State Property and Lodging Commission	2.080%	11/01/2023	700,000	687,864
Ohio Special Obligation Capital Facilities Lease	1.700%	04/01/2023	500,000	495,711
Pennsylvania State University	1.545%	09/01/2024	1,145,000	1,103,201
Pennsylvania State University	1.645%	09/01/2025	2,000,000	1,891,700
Port of Greater Cincinnati	2.100%	04/01/2023	255,000	252,980
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
University of Cincinnati General Receipts	1.878%	06/01/2023	1,100,000	$1,088,073
Youngstown Ohio	1.000%	07/21/2022	1,000,000	999,549
4.7% – Total Taxable Municipal Bonds				$11,620,271
Total Fixed Income Securities 99.0%				$245,615,019
(Identified Cost $258,750,281)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			969,757	969,757
Total Cash Equivalents 0.4%				$969,757
(Identified Cost $969,757)
Total Portfolio Value 99.4%				$246,584,776
(Identified Cost $259,720,038)
Other Assets in Excess of Liabilities 0.6%				$1,691,369
Total Net Assets 100.0%				$248,276,145

*
Variable Rate Security; the rate shown is as of June 30, 2022.

**
Variable Rate Security; as of June 30, 2022, the 7 day annualized yield was 1.25%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	4.200%	11/06/2025	4,250,000	$4,316,640
AON Corp.	3.750%	05/02/2029	4,300,000	4,061,109
Bank of America	3.248%	10/21/2027	5,835,000	5,504,237
BB&T Corp.	3.750%	12/06/2023	2,000,000	2,012,660
Branch Banking Trust	3.800%	10/30/2026	1,500,000	1,464,048
Chubb INA Holdings Inc.	1.375%	09/15/2030	3,200,000	2,557,901
Essex Portfolio LP	3.000%	01/15/2030	2,120,000	1,876,270
Essex Portfolio LP	3.375%	04/15/2026	1,000,000	966,144
Essex Portfolio LP	4.000%	03/01/2029	1,216,000	1,161,330
Fifth Third Bancorp	2.375%	01/28/2025	3,114,000	2,983,779
Fifth Third Bancorp	4.300%	01/16/2024	1,700,000	1,709,860
Huntington Bancshares	4.000%	05/15/2025	4,225,000	4,205,544
JP Morgan Chase & Co.	3.875%	09/10/2024	3,065,000	3,059,290
JP Morgan Chase & Co.	4.493%	03/24/2031	2,500,000	2,441,572
Keycorp	2.550%	10/01/2029	1,655,000	1,428,747
Keycorp	4.100%	04/30/2028	1,000,000	964,174
Keycorp	4.150%	10/29/2025	2,000,000	1,991,852
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	1,500,000	1,495,968
Marsh & McLennan Co. Inc.	4.375%	03/15/2029	2,400,000	2,371,476
Morgan Stanley	3.700%	10/23/2024	4,135,000	4,125,853
Morgan Stanley	4.000%	07/23/2025	1,500,000	1,500,450
PNC Financial Services	3.450%	04/23/2029	1,000,000	934,674
PNC Financial Services	3.500%	01/23/2024	2,000,000	2,000,560
Suntrust Bank Inc.	4.000%	05/01/2025	2,000,000	2,004,420
US Bancorp	3.000%	07/30/2029	2,625,000	2,386,540
US Bancorp	3.100%	04/27/2026	3,000,000	2,893,806
Wells Fargo & Co.	4.100%	06/03/2026	3,050,000	2,998,034
Wells Fargo & Co.	4.300%	07/22/2027	2,600,000	2,569,026
24.8% – Total Bank and Finance				$67,985,964
Becton Dickinson & Co.	3.700%	06/06/2027	4,000,000	3,871,896
CVS Health Corp.	4.300%	03/25/2028	3,200,000	3,168,298
Dover Corp	2.950%	11/04/2029	910,000	827,333
Dover Corp	3.150%	11/15/2025	2,650,000	2,603,596
Eaton Corp.	2.750%	11/02/2022	1,400,000	1,398,883
Emerson Electric Company	1.800%	10/15/2027	615,000	550,959
Emerson Electric Company	2.200%	12/21/2031	5,000,000	4,230,850
Enterprise Products	3.750%	02/15/2025	1,860,000	1,841,776
Enterprise Products	4.150%	10/16/2028	1,300,000	1,268,209
Home Depot Inc.	2.500%	04/15/2027	1,500,000	1,420,244
Johnson Controls International PLC	3.900%	02/14/2026	2,282,000	2,268,794
Kroger Co.	3.500%	02/01/2026	2,100,000	2,067,813
Lowes Cos. Inc.	4.500%	04/15/2030	3,750,000	3,706,972
McDonalds Corp.	3.600%	07/01/2030	4,025,000	3,832,834
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Norfolk Southern Corp.	2.900%	06/15/2026	3,790,000	$3,627,538
Roper Technologies Inc.	1.000%	09/15/2025	485,000	438,348
Starbucks Corp.	2.250%	03/12/2030	4,450,000	3,766,053
Union Pacific Corp.	3.500%	06/08/2023	1,650,000	1,649,708
Verizon Communication Inc.	4.016%	12/03/2029	3,935,000	3,817,639
Xylem Inc.	3.250%	11/01/2026	4,000,000	3,881,175
Xylem Inc.	1.950%	01/30/2028	500,000	441,566
Walt Disney Corp.	3.800%	03/22/2030	5,245,000	5,065,259
20.3% – Total Industrial				$55,745,743
Berkshire Hathaway Energy Co.	3.250%	04/15/2028	3,500,000	3,326,019
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	2,175,000	2,188,115
Duke Energy Corp.	2.450%	06/01/2030	2,750,000	2,318,192
Duke Energy Corp.	2.650%	09/01/2026	1,550,000	1,454,811
Eversource Energy	3.300%	01/15/2028	2,700,000	2,544,820
Eversource Energy	4.250%	04/01/2029	1,000,000	976,647
Georgia Power Co.	2.200%	09/15/2024	325,000	313,612
Georgia Power Co.	2.650%	09/15/2029	3,500,000	3,080,767
Interstate Power & Light Co.	3.400%	08/15/2025	1,035,000	1,009,920
Interstate Power & Light Co.	4.100%	09/26/2028	2,367,000	2,341,453
National Rural Utility Cooperative Finance Corp.	3.400%	02/07/2028	3,090,000	2,961,793
National Rural Utility Cooperative Finance Corp.	3.400%	11/15/2023	3,000,000	3,006,810
Virginia Electric & Power Co.	2.750%	03/15/2023	935,000	927,957
Virginia Electric & Power Co.	3.100%	05/15/2025	394,000	387,270
Virginia Electric & Power Co.	3.150%	01/15/2026	2,150,000	2,087,826
Virginia Electric & Power Co.	3.450%	02/15/2024	565,000	563,605
Xcel Energy Inc.	3.300%	06/01/2025	4,050,000	3,978,007
12.2% – Total Utilities				$33,467,624
57.3% Total Corporate Bonds				$157,199,331
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	251,550
0.1% – Total Certificates of Deposit				251,550
United States Government Treasury Obligations
Treasury Note	0.250%	10/31/2025	8,250,000	7,517,169
Treasury Note	0.625%	12/31/2027	14,500,000	12,704,494
Treasury Note	1.375%	11/15/2031	3,000,000	2,602,032
Treasury Note	1.500%	11/30/2024	11,700,000	11,285,013
Treasury Note	1.500%	02/15/2030	3,250,000	2,918,906
Treasury Note	2.000%	11/15/2026	15,000,000	14,341,410
Treasury Note	2.625%	02/15/2029	8,000,000	7,787,504
Treasury Note	2.750%	02/15/2028	9,750,000	9,577,854
Treasury Note	3.125%	11/15/2028	8,000,000	8,015,600
28.0% – Total United States Government Treasury Obligations				$76,749,982
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
United States Government Agency Obligations
FHLB	1.950%	09/10/2025	4,000,000	$3,842,704
FHLB	2.875%	09/13/2024	1,500,000	1,492,700
FHLB	3.250%	11/16/2028	1,800,000	1,807,362
2.6% – Total United States Government Agency Obligations				$7,142,766
United States Government Agency Obligations – Mortgage-backed Securities
FHLMC 10/1 Hybrid ARM (12 month ICE LIBOR + 1.860%)*	3.276%	04/01/2042	58,882	59,493
FHLMC Pool G08068	5.500%	07/01/2035	92,052	98,421
FHLMC Pool G18642	3.500%	04/01/2032	641,407	643,826
FHLMC Pool J12635	4.000%	07/01/2025	90,552	91,569
FHLMC Pool SB0297	3.000%	03/01/2035	2,302,460	2,263,979
FHLMC Pool SC0047	3.000%	01/01/2040	3,478,777	3,330,171
FHLMC Series 2985 Class GE	5.500%	06/15/2025	27,187	27,843
FHLMC Series 3946 Class LN	3.500%	04/15/2041	265,570	265,350
FHLMC Series 4151 Class PA	2.000%	01/15/2033	1,222,001	1,170,394
FHLMC Series 5189 Class PG	2.500%	09/25/2051	3,435,564	3,208,999
FNMA 10/1 Hybrid ARM (12 month ICE LIBOR + 1.780%)*	2.030%	12/01/2041	40,223	40,175
FNMA 7/1 Hybrid ARM (12 month ICE LIBOR + 1.600%)*	1.850%	12/01/2044	144,799	147,996
FNMA Pool AA4392	4.000%	04/01/2039	97,171	98,191
FNMA Pool AN8842	3.320%	04/01/2028	2,500,000	2,483,325
FNMA Pool FM5050	2.500%	02/01/2035	2,963,234	2,917,167
FNMA Pool FS0140	4.000%	11/01/2037	4,148,103	4,211,817
FNMA Pool MA0384	5.000%	04/01/2030	93,707	96,343
FNMA Pool MA1237	3.000%	10/01/2032	971,046	948,760
FNMA Series 2011-52 Class PC	3.000%	03/25/2041	401,706	397,761
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	602,037	577,006
FNMA Series 2015-37 Class BA	3.000%	08/25/2044	793,206	775,529
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	610,470	587,361
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	263,478	263,789
9.0% – Total United States Government Agency Obligations – Mortgage-backed Securities				$24,705,265
Taxable Municipal Bonds
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	3,000,000	3,022,860
Pennsylvania State University	1.893%	09/01/2026	2,000,000	1,867,440
1.8% - Total Taxable Municipal Bonds				$4,890,300
Total Fixed Income Securities 98.8%				$270,939,194
(Identified Cost $292,774,510)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	59,890	1,442,750
Total Preferred Stocks 0.5%				$1,442,750
(Identified Cost $1,446,031)
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Cash Equivalents
First American Government Obligation Fund, Class Z**			100,692	$100,692
Total Cash Equivalents 0.1%				$100,692
(Identified Cost $100,692)
Total Portfolio Value 99.4%				$272,482,636
(Identified Cost $294,321,233)
Other Assets in Excess of Liabilities 0.6%				$1,721,626
Total Net Assets 100.0%				$274,204,262

*
Variable Rate Security; the rate shown is as of June 30, 2022.

**
Variable Rate Security; as of June 30, 2022, the 7 day annualized yield was 1.25%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	2.550%	03/04/2027	2,000,000	$1,864,272
American Express Co.	3.000%	10/30/2024	7,135,000	7,004,016
American Express Co.	3.125%	05/20/2026	1,000,000	971,538
AON Corp.	3.500%	06/14/2024	1,650,000	1,639,232
AON Corp.	3.750%	05/02/2029	5,390,000	5,090,553
AON Corp.	3.875%	12/15/2025	1,850,000	1,829,857
AON Corp.	4.000%	11/27/2023	1,000,000	1,004,120
Bank of America Corp.	3.248%	10/21/2027	12,340,000	11,640,495
BB&T Corp.	3.875%	03/19/2029	5,160,000	4,884,306
Essex Portfolio LP	3.000%	01/15/2030	9,426,000	8,342,321
Fifth Third Bancorp	2.375%	01/28/2025	4,913,000	4,707,548
Fifth Third Bancorp	4.300%	01/16/2024	5,500,000	5,531,900
Huntington Bancshares	2.550%	02/04/2030	5,000,000	4,254,685
Huntington Bancshares	2.625%	08/06/2024	5,230,000	5,076,615
JP Morgan Chase & Co.	4.493%	03/24/2031	12,000,000	11,719,548
Keycorp	2.550%	10/01/2029	3,325,000	2,870,443
Keycorp	4.100%	04/30/2028	3,740,000	3,606,011
Keycorp	4.150%	10/29/2025	1,500,000	1,493,889
Marsh & McLennan Co. Inc.	4.375%	03/15/2029	9,000,000	8,893,035
Morgan Stanley	3.700%	10/23/2024	4,500,000	4,490,046
Morgan Stanley	4.000%	07/23/2025	5,200,000	5,201,560
PNC Bank	3.450%	04/23/2029	11,850,000	11,075,887
Truist Bank	2.250%	03/11/2030	8,000,000	6,699,288
US Bancorp	3.000%	07/30/2029	7,275,000	6,614,124
US Bancorp	3.100%	04/27/2026	4,500,000	4,340,709
Wells Fargo & Co.	4.100%	06/03/2026	7,530,000	7,401,704
Wells Fargo & Co.	4.300%	07/22/2027	4,599,000	4,544,212
26.0% – Total Bank and Finance				$142,791,914
Becton Dickinson & Co.	3.700%	05/20/2030	10,000,000	8,790,740
CVS Health Corp.	3.750%	04/01/2030	1,000,000	935,463
CVS Health Corp.	4.300%	03/25/2028	9,000,000	8,910,837
Dover Corp.	2.950%	11/04/2029	4,500,000	4,091,207
Dover Corp.	3.150%	11/15/2025	1,500,000	1,473,734
Eaton Corp.	3.103%	09/15/2027	2,221,000	2,121,230
Emerson Electric Inc.	1.950%	10/15/2030	5,160,000	4,343,559
Emerson Electric Inc.	2.200%	12/21/2031	9,000,000	7,615,530
Enterprise Products	4.150%	10/16/2028	9,500,000	9,267,677
Home Depot Inc.	3.250%	04/15/2032	7,520,000	7,014,340
Johnson Controls International PLC	3.625%	07/02/2024	1,225,000	1,211,466
Johnson Controls International PLC	3.900%	02/14/2026	1,000,000	994,213
Kroger Co.	2.200%	05/01/2030	1,000,000	843,021
Kroger Co.	3.500%	02/01/2026	3,300,000	3,249,421
Kroger Co.	4.000%	02/01/2024	150,000	150,798
Lowes Cos. Inc.	4.500%	04/15/2030	10,685,000	10,562,400
McDonald’s Corp.	3.600%	07/01/2030	5,955,000	5,670,690
McDonald’s Corp.	2.125%	03/01/2030	3,545,000	3,037,012
Roper Technologies Inc.	2.950%	09/15/2029	1,885,000	1,660,544
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Starbucks Corp.	2.250%	03/12/2030	10,500,000	$8,886,192
Starbucks Corp.	3.550%	08/15/2029	2,000,000	1,877,028
Union Pacific Corp.	3.950%	09/10/2028	1,801,000	1,779,662
Verizon Communication Inc.	4.016%	12/03/2029	9,821,000	9,528,089
Verizon Communication Inc.	4.329%	09/21/2028	1,675,000	1,667,069
Xylem Inc.	1.950%	01/30/2028	2,695,000	2,380,041
Walt Disney Corp.	3.800%	03/22/2030	11,455,000	11,062,449
21.7% – Total Industrial				$119,124,412.0
Berkshire Hathaway Energy Co.	3.250%	04/15/2028	1,936,000	1,839,763
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	2,166,000	2,179,061
Duke Energy Corp.	2.450%	06/01/2030	5,000,000	4,214,895
Duke Energy Corp.	2.650%	09/01/2026	6,350,000	5,960,034
Eversource Energy	3.300%	01/15/2028	2,500,000	2,356,315
Eversource Energy	4.250%	04/01/2029	6,924,000	6,762,304
Georgia Power	2.650%	09/15/2029	11,000,000	9,682,409
Interstate Power & Light Co.	2.300%	06/01/2030	1,490,000	1,270,180
Interstate Power & Light Co.	3.400%	08/15/2025	1,525,000	1,488,046
Interstate Power & Light Co.	4.100%	09/26/2028	8,805,000	8,709,968
National Rural Utility Cooperative Finance Corp.	3.400%	02/07/2028	2,000,000	1,917,018
National Rural Utility Cooperative Finance Corp.	3.700%	03/15/2029	3,900,000	3,715,019
Virginia Electric & Power Co.	2.950%	11/15/2026	3,000,000	2,857,890
Virginia Electric & Power Co.	3.100%	05/15/2025	1,732,000	1,702,417
Virginia Electric & Power Co.	3.500%	03/15/2027	3,932,000	3,841,222
Xcel Energy Inc.	3.400%	06/01/2030	4,500,000	4,138,862
Xcel Energy Inc.	4.000%	06/15/2028	7,500,000	7,330,522
12.8% - Total Utilities				$69,965,925
60.5% Total Corporate Bonds				$331,882,251
United States Government Treasury Obligations
Treasury Note	0.625%	12/31/2027	5,500,000	4,818,946
Treasury Note	1.375%	11/15/2031	17,500,000	15,178,520
Treasury Note	1.500%	02/15/2030	15,500,000	13,920,937
Treasury Note	1.750%	11/15/2029	3,500,000	3,211,796
Treasury Bond	2.000%	02/15/2050	26,800,000	20,770,000
Treasury Note	2.000%	08/15/2051	28,750,000	22,222,859
Treasury Bond	2.750%	08/15/2047	12,290,000	10,989,952
Treasury Note	2.500%	05/15/2046	11,800,000	10,000,500
Treasury Note	2.750%	02/15/2028	8,000,000	7,858,752
19.9% – Total United States Government Treasury Obligations				$108,972,262
United States Government Agency Obligations – Mortgage-backed Securities
FHLMC 10/1 Hybrid ARM (12 month ICE LIBOR + 1.860%)*	3.276%	04/01/2042	58,882	59,493
FHLMC Pool G01880	5.000%	08/01/2035	35,469	37,314
FHLMC Pool G06616	4.500%	12/01/2035	77,835	80,829
FHLMC Pool G08068	5.500%	07/01/2035	208,117	222,516
FHLMC Pool G09921	4.000%	07/01/2024	40,770	41,293
FHLMC Pool G15897	2.500%	09/01/2031	6,186,066	6,061,640
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FHLMC Pool G18642	3.500%	04/01/2032	962,111	$965,738
FHLMC Pool G18667	3.500%	10/01/2032	792,140	795,126
FHLMC Pool G30933	4.000%	01/01/2036	4,601,023	4,681,448
FHLMC Pool G31087	4.000%	07/01/2038	780,248	791,655
FHLMC Pool SC0047	3.000%	01/01/2040	11,586,096	11,091,161
FHLMC Pool V61479	2.500%	01/01/2032	3,329,905	3,262,927
FHLMC Pool ZK6713	3.000%	06/01/2029	3,725,699	3,697,004
FHLMC Pool ZT1964	3.500%	06/01/2032	3,844,034	3,863,331
FHLMC Series 2985 Class GE	5.500%	06/15/2025	23,788	24,363
FHLMC Series 3946 Class LN	3.500%	04/15/2041	265,570	265,350
FHLMC Series 4087 Class PT	3.000%	07/15/2042	449,746	440,285
FHLMC Series 4151 Class PA	2.000%	01/15/2033	2,139,361	2,049,014
FHLMC Series 4161 Class QA	3.000%	02/15/2043	117,724	115,322
FHLMC Series 4582 Class PA	3.000%	11/15/2045	605,093	589,112
FHLMC Series 4689 Class DA	3.000%	07/15/2044	467,119	463,212
FHLMC Series 4709 Class EA	3.000%	01/15/2046	683,678	672,531
FHLMC Series 4808 Class PK	3.500%	10/15/2045	25,760	25,777
FHLMC Series 4887 Class A	3.250%	09/15/2038	726,542	719,241
FNMA 10/1 Hybrid ARM (12 month ICE LIBOR + 1.780%)*	2.030%	12/01/2041	40,223	40,175
FNMA Pool 1107	3.500%	07/01/2032	357,430	357,120
FNMA Pool 889050	6.000%	05/01/2037	137,328	149,188
FNMA Pool 995112	5.500%	07/01/2036	79,113	84,394
FNMA Pool AA4392	4.000%	04/01/2039	97,171	98,191
FNMA Pool AL6923	3.000%	05/01/2030	2,565,119	2,545,337
FNMA Pool AL7077	4.000%	07/01/2035	2,371,025	2,428,996
FNMA Pool AL9309	3.500%	10/01/2031	361,624	363,436
FNMA Pool AN8842	3.320%	04/01/2028	3,000,000	2,979,990
FNMA Pool AN9848	3.740%	07/01/2028	2,500,000	2,516,250
FNMA Pool BL2935	3.150%	06/01/2029	3,000,000	2,925,057
FNMA Pool FM3388	4.000%	03/01/2034	1,378,103	1,392,463
FNMA Pool FM5050	2.500%	02/01/2035	1,576,440	1,551,933
FNMA Pool FM5394	3.000%	03/01/2034	6,566,867	6,505,211
FNMA Pool FM9469	4.000%	08/01/2039	3,249,594	3,298,078
FNMA Pool MA0384	5.000%	04/01/2030	74,966	77,075
FNMA Pool MA2773	3.000%	09/01/2036	1,448,176	1,412,940
FNMA Pool MA3337	4.000%	04/01/2038	549,053	553,874
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	16,084	16,174
FNMA Series 2005-64 Class PL	5.500%	07/25/2035	35,955	37,740
FNMA Series 2011-53 Class DT	4.500%	06/25/2041	122,707	126,366
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	753,810	722,469
FNMA Series 2013-83 Class MH	4.000%	08/25/2043	152,022	154,160
FNMA Series 2014-20 Class AC	3.000%	08/25/2036	136,968	135,687
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	129,086	129,125
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	519,059	506,112
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	1,546,525	1,487,982
FNMA Series 2016-79 Class L	2.500%	10/25/2044	807,576	777,652
FNMA Series 2016-99 Class PH	3.000%	01/25/2046	1,839,281	1,792,835
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	222,943	$223,206
FNMA Series 2017-30 Class G	3.000%	07/25/2040	99,004	98,908
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	479,266	488,938
FNMA Series 2019-60 Class DA	2.500%	03/25/2049	2,072,343	1,936,779
FNMA Series 2020-95 Class GA	1.000%	01/01/2051	5,095,376	4,171,406
GNMA GNR 21-175	2.000%	10/20/2051	8,589,753	7,672,917
16.5% – Total United States Government Agency Obligations – Mortgage-backed Securities				$90,773,846
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	750,000	719,192
Kansas Development Finance Authority Revenue	3.741%	04/15/2025	3,705,000	3,711,780
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	125,000	125,952
Kentucky Property and Buildings Commission Revenue	5.373%	11/01/2025	590,000	603,133
Ohio University General Receipts	1.766%	12/01/2026	2,000,000	1,841,232
1.3% – Total Taxable Municipal Bonds				$7,001,289
Total Fixed Income Securities 98.2%				$538,629,648
(Identified Cost $607,579,002)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	83,000	1,999,470
Total Preferred Stocks 0.4%				$1,999,470
(Identified Cost $2,034,817)
Cash Equivalents
First American Government Obligation Fund, Class Z**			3,893,731	3,893,731
Total Cash Equivalents 0.7%				$3,893,731
(Identified Cost $3,893,731)
Total Portfolio Value 99.3%				$544,522,849
(Identified Cost $613,507,550)
Other Assets in Excess of Liabilities 0.7%				$3,984,938
Total Net Assets 100.0%				$548,507,787

*
Variable Rate Security; the rate shown is as of June 30, 2022.

**
Variable Rate Security; as of June 30, 2022, the 7 day annualized yield was 1.25%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds
ACE INA Holdings	3.350%	05/15/2024	4,164,000	$4,152,861
American Express Credit	2.500%	07/30/2024	3,647,000	3,554,848
AON PLC	3.500%	06/14/2024	660,000	655,693
AON PLC	3.875%	12/15/2025	3,999,000	3,955,459
Bank of America	3.875%	08/01/2025	6,099,000	6,078,727
BB&T Corp.	3.750%	12/06/2023	2,725,000	2,742,249
BB&T Corp.	3.625%	09/16/2025	3,540,000	3,473,901
Essex Portfolio LP	3.375%	04/15/2026	565,000	545,871
Essex Portfolio LP	3.500%	04/01/2025	1,720,000	1,686,883
Essex Portfolio LP	3.875%	05/01/2024	2,177,000	2,169,940
Fifth Third Bancorp	4.300%	01/16/2024	3,964,000	3,986,991
Goldmans Sachs	3.625%	01/22/2023	1,000,000	1,003,181
Huntington Bancshares	2.625%	08/06/2024	4,840,000	4,698,052
JP Morgan Chase & Co.	3.875%	09/10/2024	4,704,000	4,695,236
Keycorp	4.150%	10/29/2025	4,562,000	4,543,414
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	4,010,000	3,999,221
Marsh & McLennan Co. Inc.	3.500%	03/10/2025	765,000	755,945
Morgan Stanley	3.700%	10/23/2024	1,200,000	1,197,346
Morgan Stanley	4.000%	07/23/2025	4,200,000	4,201,260
National Retail Properties	4.000%	11/15/2025	3,055,000	3,038,653
PNC Financial Services	2.950%	01/30/2023	2,145,000	2,139,946
PNC Financial Services	3.800%	07/25/2023	1,998,000	2,006,172
PNC Financial Services	3.900%	04/29/2024	425,000	426,658
US Bancorp	2.400%	07/30/2024	2,685,000	2,620,399
US Bancorp	3.600%	09/11/2024	1,685,000	1,681,052
Wells Fargo & Co.	3.550%	09/29/2025	830,000	814,844
Wells Fargo & Co.	4.100%	06/03/2026	2,770,000	2,722,805
31.7% – Total Bank and Finance				$73,547,607
Becton Dickinson & Co.	3.363%	06/06/2024	750,000	742,228
Burlington Northern Santa Fe	3.000%	03/15/2023	1,000,000	999,250
CVS Health Corp.	3.875%	07/20/2025	4,100,000	4,083,776
Dover Corp.	3.150%	11/15/2025	4,515,000	4,435,938
Enterprise Products	3.350%	03/15/2023	4,407,000	4,394,559
Enterprise Products	3.750%	02/15/2025	500,000	495,101
Exxon Mobile Corp.	2.992%	03/19/2025	1,125,000	1,108,570
Johnson Controls International PLC	3.625%	07/02/2024	4,252,000	4,205,024
Kroger Co.	4.000%	02/01/2024	3,795,000	3,815,189
McDonald’s Corp.	3.375%	05/26/2025	2,545,000	2,521,454
Norfolk Southern Corp.	3.650%	08/01/2025	3,300,000	3,274,095
Norfolk Southern Corp.	5.590%	05/17/2025	1,280,000	1,319,629
Roper Technologies Inc.	1.000%	09/15/2025	1,555,000	1,405,425
Starbucks Corp.	3.100%	03/01/2023	3,335,000	3,339,969
Union Pacific Corp.	3.150%	03/01/2024	2,800,000	2,780,268
Union Pacific Corp.	3.750%	03/15/2024	450,000	451,008
Walt Disney Corp.	1.750%	01/13/2026	3,429,000	3,196,435
18.4% – Total Industrials				$42,567,918
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Berkshire Hathaway Energy Company	3.750%	11/15/2023	4,142,000	$4,166,976
Duke Energy Corp.	3.750%	04/15/2024	4,610,000	4,608,290
Duke Energy Corp.	3.800%	09/01/2023	890,000	890,890
Eversource Energy	2.800%	05/01/2023	850,000	844,477
Eversource Energy	3.150%	01/15/2025	1,495,000	1,461,401
Georgia Power Co.	2.100%	07/30/2023	3,650,000	3,596,703
Georgia Power Co.	2.200%	09/15/2024	500,000	482,480
Interstate Power & Light Co.	3.250%	12/01/2024	1,910,000	1,887,160
Interstate Power & Light Co.	3.400%	08/15/2025	2,895,000	2,824,848
National Rural Utility Cooperative Finance Corp.	2.850%	01/27/2025	1,000,000	978,031
National Rural Utility Cooperative Finance Corp.	2.950%	02/07/2024	4,625,000	4,584,832
Virginia Electric & Power Co.	2.750%	03/15/2023	4,540,000	4,505,800
Xcel Energy Inc.	3.300%	06/01/2025	4,610,000	4,528,053
15.3% – Total Utilities				$35,359,941
65.4% Total Corporate Bonds				$151,475,466
United States Government Treasury Obligations
Treasury Note(a)	1.500%	01/15/2023	5,100,000	5,068,722
Treasury Note(a)	1.500%	02/28/2023	13,690,000	13,577,167
Treasury Note(a)	0.837%	04/30/2024	3,000,000	2,996,691
Treasury Note(a)	1.500%	02/15/2025	5,000,000	4,805,080
Treasury Note	2.250%	04/30/2024	4,680,000	4,619,305
13.4% – Total United States Government Treasury Obligations				$31,066,965
United States Government Agency Obligations
FHLB	1.375%	08/26/2026	4,100,000	3,805,591
FHLB	1.375%	09/29/2026	1,600,000	1,478,619
FHLMC	0.450%	07/22/2024	4,000,000	3,792,048
FNMA	0.375%	08/25/2025	3,235,000	2,971,982
5.2% – Total United States Government Agency Obligations				$12,048,240
United States Government Agency Obligations – Mortgage-backed Securities
FHLMC Pool G16330	3.500%	08/01/2032	998,521	1,003,494
FHLMC Pool G18642	3.500%	04/01/2032	897,970	901,356
FHLMC Pool J12635	4.000%	07/01/2025	28,459	28,779
FHLMC Pool J32364	2.500%	11/01/2028	1,122,749	1,108,889
FHLMC Pool SB0380	3.500%	02/01/2034	1,015,088	1,016,417
FHLMC Pool ZS7207	3.500%	07/01/2030	981,403	984,936
FHLMC Pool ZT1964	3.500%	06/01/2032	1,848,093	1,857,371
FHLMC Series 4009 Class PA	2.000%	06/15/2041	298,413	288,059
FHLMC Series 4050 Class BG	1.000%	01/15/2041	1,062,718	982,656
FHLMC Series 4198 Class BE	2.000%	10/15/2040	607,923	599,851
FHLMC Series 4271 Class CE	2.000%	08/15/2036	202,152	200,772
FHLMC Series 4287 Class AB	2.000%	12/15/2026	286,909	279,388
FHLMC Series 4709 Class EA	3.000%	01/15/2046	835,607	821,982
FHLMC Series 5092 Class XC	1.500%	01/15/2041	2,171,680	1,982,755
FNMA 10/1 Hybrid ARM (12 month ICE LIBOR + 1.780%)*	2.030%	12/01/2041	40,223	40,175
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FNMA Pool 1106	3.000%	07/01/2032	2,310,914	$2,257,879
FNMA Pool 833200	5.500%	09/01/2035	284,386	303,702
FNMA Pool AL7077	4.000%	07/01/2035	1,192,248	1,221,399
FNMA Pool AL9230	3.500%	12/01/2029	982,226	982,442
FNMA Pool AT2060	2.500%	04/01/2028	1,131,395	1,116,381
FNMA Pool FM1536	2.500%	11/01/2030	455,706	449,566
FNMA Pool FM1973	4.000%	09/01/2036	1,994,763	2,037,930
FNMA Pool FM2287	4.500%	03/01/2034	797,167	820,611
FNMA Pool FM2989	3.000%	09/01/2034	1,193,425	1,183,146
FNMA Pool FM7224	4.500%	11/01/2038	1,097,836	1,130,903
FNMA Series 2013-3 Class DK	1.750%	02/25/2033	635,779	601,818
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	143,740	140,090
FNMA Series 2015-28 Class P	2.500%	05/25/2045	2,766,653	2,661,323
FNMA Series 2017-30 Class G	3.000%	07/25/2040	56,574	56,519
FNMA Series 2020-44 Class TE	2.000%	12/25/2035	2,842,551	2,709,872
FNMA Series 2020-95 Class GA	1.000%	01/01/2051	1,762,725	1,443,081
GNMA Pool 726475	4.000%	11/15/2024	31,460	31,357
GNMA Pool 728920	4.000%	12/15/2024	42,070	41,929
13.5% – Total United States Government Agency Obligations – Mortgage-backed Securities				$31,286,828
Taxable Municipal Bonds
Allegheny County Pennsylvania GO	0.694%	11/01/2023	2,200,000	2,132,552
Franklin County Ohio Convention Facilities	1.155%	12/01/2024	550,000	520,947
Kent State University Revenue	1.875%	05/01/2023	1,000,000	989,959
Pittsburgh Pennsylvania GO 2020B	0.507%	09/01/2022	500,000	499,009
University of Cincinnati General Receipts	1.878%	06/01/2023	1,200,000	1,186,988
2.3% Total Taxable Municipal Bonds				$5,329,455
Total Fixed Income Securities 99.8%				$231,206,954
(Identified Cost $243,024,325)
Cash & Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			602,085	602,085
Total Cash Equivalents 0.3%				$602,085
(Identified Cost $602,085)
Total Portfolio Value 100.1%				$231,809,039
(Identified Cost $243,626,410)
Liabilities in Excess of Other Assets -0.1%				$(240,452)
Total Net Assets: 100.0%				$231,568,587

Futures Contracts	Long Contracts	Notional Value at Purchase	Notional Value 6/30/2022	Unrealized Appreciation (Depreciation)
E-mini Standard & Poor’s 500 (50 units per contract) expiring September 2022	1,214	237,463,219	230,022,650	(7,440,569)
		$237,463,219	$230,022,650	$(7,440,569)

*
Variable Rate Security; the rate shown is as of June 30, 2022.

**
Variable Rate Security; as of June 30, 2022, the 7 day annualized yield was 1.25%.

The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2022 – unaudited

(a)
All or a portion of this security is held as collateral for futures contracts.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Core Plus Bond Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds
American Express Co.	1.650%	11/04/2026	250,000	$226,594
AON Corp.	3.750%	05/02/2029	180,000	170,000
AON PLC	4.750%	05/15/2045	70,000	65,182
Bank of America Corp. Senior Unsecured Notes	3.248%	10/21/2027	295,000	278,278
Essex Portfolio LP	3.000%	01/15/2030	225,000	199,132
Fifth Third Bancorp	4.300%	01/16/2024	220,000	221,276
Huntington Bankcshares	2.550%	02/04/2030	230,000	195,716
JPMorgan Chase & Co.	4.493%	03/24/2031	270,000	263,690
Keycorp	2.550%	10/01/2029	220,000	189,924
March McLennan Co.	4.375%	03/15/2029	205,000	202,564
Morgan Stanley	4.000%	07/23/2025	215,000	215,065
Truist Bank	2.250%	03/11/2030	315,000	263,784
U. S. Bancorp.	3.000%	07/30/2029	295,000	268,202
Wells Fargo Subordinated Notes	4.300%	01/22/2027	280,000	276,664
20.5% – Total Bank and Finance				$3,036,071
Ball Corp	2.875%	08/15/2030	170,000	137,364
Becton Dickinson & Co.	3.700%	05/20/2030	230,000	202,187
CCO Holdings LLC Cap Corp.a	5.375%	06/01/2029	150,000	136,667
CVS Health Corp.	4.300%	03/25/2028	210,000	207,920
CVS Health Corp.	5.050%	03/25/2048	30,000	28,703
Charles River Laboratories International Inc.a	5.050%	03/15/2029	165,000	143,193
Dover Corp.	2.950%	11/04/2029	250,000	227,289
Eaton Corp.	3.103%	09/15/2027	220,000	210,117
Emerson Electric	1.950%	10/15/2030	320,000	269,368
Enterprise Products Inc.	2.800%	01/31/2030	230,000	201,557
H.B. Fuller Co.	4.250%	10/15/2028	160,000	134,419
HCA Inc.	5.375%	02/01/2025	145,000	144,721
Iron Mountain Inc.a	4.875%	09/15/2027	160,000	144,801
Johnson Controls International PLC	3.900%	02/14/2026	215,000	213,756
Kroger Co.	2.200%	05/01/2030	235,000	198,110
Lowe’s Co.	4.500%	04/15/2030	205,000	202,648
Lowe’s Co.	4.550%	04/05/2049	35,000	31,863
McDonald’s Corp.	3.600%	07/01/2030	180,000	171,406
Norfolk Southern Corp.	2.903%	02/15/2023	250,000	249,223
Roper Technologies Inc.	2.950%	09/15/2029	240,000	211,422
SS&C Technologies Inc.a	5.500%	09/30/2027	150,000	141,042
Starbucks Corp.	2.250%	03/12/2030	235,000	198,881
Starbucks Corp.	4.500%	11/15/2048	65,000	59,194
Union Pacific Co.	3.950%	09/10/2028	210,000	207,512
Verizon Communications	4.016%	12/03/2029	280,000	271,649
Walt Disney Co.	3.800%	03/22/2030	210,000	202,804
Xylem	1.950%	01/30/2028	235,000	207,536
32.0% – Total Industrials				$4,755,352
Berkshire Hathaway Energy Company	3.250%	04/15/2028	220,000	209,064
Duke Energy Corp.	2.450%	06/01/2030	235,000	198,100
Eversource Energy	1.650%	08/15/2030	250,000	198,771
Georgia Power Co.	2.650%	09/15/2029	230,000	202,450
The accompanying notes are an integral part of these financial statements.

Johnson Core Plus Bond Fund	Portfolio of Investments as of June 30, 2022 – unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Interstate Power & Light Co.	4.100%	09/26/2028	210,000	$207,733
National Rural Utilities Corp.	3.400%	02/07/2028	290,000	277,968
National Rural Utilities Corp.	4.300%	10/15/2028	220,000	213,781
Virginia Electric & Power Co.	3.500%	03/15/2027	215,000	210,036
Xcel Energy Inc.	3.400%	06/01/2030	220,000	202,344
12.9% – Total Utilities				$1,920,247
65.4% Total Corporate Bonds				$9,711,670
United States Government Treasury Obligations
Treasury Bond	2.000%	02/15/2050	260,000	201,500
Treasury Note(b)	1.500%	11/30/2024	360,000	347,231
Treasury Note	1.500%	02/15/2030	425,000	381,703
Treasury Note	1.625%	05/15/2026	595,000	563,855
Treasury Note	2.000%	02/15/2025	175,000	170,502
Treasury Note	2.000%	08/15/2051	645,000	498,565
14.6% – Total United States Government Treasury Obligations				$2,163,356
United States Government Agency Obligations – Mortgage-backed Securities
FHLMC Pool ZS9278	4.000%	05/01/2037	412,444	421,278
FHLMC Series 4709 Class EA	3.000%	01/15/2046	258,279	254,067
FHLMC Series 5189 Class PG	2.500%	09/25/2051	379,594	354,561
FHLMC Pool AL5491	4.000%	06/01/2034	377,458	385,517
FHLMC Pool AU7025	3.000%	11/01/2043	410,001	391,704
FHLMC Pool MA1222	4.000%	10/01/2032	406,073	413,232
FNMA Pool FM9469	4.000%	08/01/2039	264,300	268,244
16.8% – Total United States Government Agency Obligations – Mortgage-backed Securities				$2,488,603
Total Fixed Income Securities 96.8%				$14,363,629
(Identified Cost $16,145,975)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	6,500	156,585
Total Preferred Stocks 1.0%				$156,585
(Identified Cost $170,386)
Cash & Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			201,251	201,251
Total Cash Equivalents 1.4%				$201,251
(Identified Cost $201,251)
Total Portfolio Value 99.2%				$14,721,465
(Identified Cost $16,517,612)
Other Assets in Excess of Liabilities 0.8%				$126,092
Total Net Assets: 100.0%				$14,847,557

Futures Contracts	Long Contracts	Notional Value at Purchase	Notional Value 6/30/2022	Unrealized Appreciation (Depreciation)
United States Ultra Treasury Bond CBT expiring September 2022	4	634,517	617,375	(17,142)
		$634,517	$617,375	$(17,142)
The accompanying notes are an integral part of these financial statements.

Johnson Core Plus Bond Fund	Portfolio of Investments as of June 30, 2022 – unaudited

*
Variable Rate Security; the rate shown is as of June 30, 2022.

**
Variable Rate Security; as of June 30, 2022, the 7 day annualized yield was 1.25%.

(a)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. The total fair value of these securities as of June 30, 2022 was $763,987, representing 4.9% of net assets.

(b)
All or a portion of this security is held as collateral for futures contracts.

FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2022 – unaudited

Statements of Assets and Liabilities
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund
Assets:
Investment Securities at Fair Value*	$246,584,776	$272,482,636	$544,522,849
Interest Receivable	1,742,552	1,777,910	4,097,947
Receivable for CMO Paydowns	250	268	268
Total Assets	$248,327,578	$274,260,814	$548,621,064
Liabilities:
Accrued Management Fee	$51,433	$56,552	$113,277
Total Liabilities	$51,433	$56,552	$113,277
Net Assets	$248,276,145	$274,204,262	$548,507,787
Net Assets Consist of:
Paid in Capital	$264,117,017	$296,959,925	$623,500,362
Accumulated Earnings	(15,840,872)	(22,755,663)	(74,992,575)
Net Assets	$248,276,145	$274,204,262	$548,507,787
Pricing of Class I Shares
Net assets applicable to Class I Shares	$248,269,184	$274,197,453	$544,359,978
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	17,148,496	18,716,882	36,811,164
Net Asset Value, Offering price and redemption price	$14.48	$14.65	$14.79
Pricing of Class F Shares
Net assets applicable to Class F Shares	$6,961	$6,809	$4,147,809
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	475	455	276,141
Net Asset Value, Offering price and redemption price	$14.65	$14.96	$15.02
*Identified Cost of Investment Securities	$259,720,038	$294,321,233	$613,507,550
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2022 – unaudited

Statements of Assets and Liabilities
	Johnson Enhanced Return Fund	Johnson Core Plus Bond Fund
Assets:
Investment Securities at Fair Value*	$231,809,039	$14,721,465
Variation Margin Receivable	—	9,375
Interest Receivable	1,751,537	122,080
Receivable from the Adviser	—	9,573
Total Assets	$233,560,576	$14,862,493
Liabilities:
Accrued Management Fee	$68,749	$14,936
Variation Margin Payable	$1,923,240	$—
Total Liabilities	$1,991,989	$14,936
Net Assets	$231,568,587	$14,847,557
Net Assets Consist of:
Paid in Capital	$296,128,839	$16,889,548
Accumulated Earnings	(64,560,252)	(2,041,991)
Net Assets	$231,568,587	$14,847,557
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	17,489,273	1,126,882
Net Asset Value, Offering price and redemption price	$13.24	$13.18
*Identified Cost of Investment Securities	$243,626,410	$16,517,612

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2022 – unaudited

Statements of Operations
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund
	Six months ended 6/30/2022	Six months ended 6/30/2022	Six months ended 6/30/2022
Investment Income:
Interest	$1,610,121	$2,728,728	$6,821,553
Dividends	1,837	39,486	(525,611)
Total Investment Income	$1,611,958	$2,768,214	$6,295,942
Expenses:
Gross Management Fee	$437,199	$408,344	$887,193
Distribution Fee	6	6	4,207
Total Expenses	$437,205	$408,350	$891,400
Management Fee Waiver (Note #5)	(72,868)	(68,059)	(147,869)
Distribution Fee Waiver (Note #5)	(1)	(1)	(529)
Net Expenses	$364,336	$340,290	$743,002
Net Investment Income	$1,247,622	$2,427,924	$5,552,940
Realized and Unrealized Gains/(Losses):
Net Realized Gain/(Loss) from Security Transactions	$(2,347,168)	$(813,251)	$(3,801,647)
Net Change in Unrealized Gain/(Loss) on Investments	(11,421,795)	(23,929,769)	(73,247,424)
Net Gain/(Loss) on Investments	$(13,768,963)	$(24,743,020)	$(77,049,071)
Net Change in Net Assets from Operations	$(12,521,341)	$(22,315,096)	$(71,496,131)
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2022 – unaudited

Statements of Operations
	Johnson Enhanced Return Fund	Johnson Core Plus Bond Fund
	Six months ended 6/30/2022	Six months ended 6/30/2022
Investment Income:
Interest	$1,445,396	$178,024
Dividends	13,580	4,244
Total Investment Income	$1,458,976	$182,268
Expenses:
Gross Management Fee	$477,572	$34,766
Administration and Operational Fees	—	68,474
Total Expenses	$477,572	$42,955
Management Fee Waiver (Note #5)	$—	$(68,474)
Net Expenses	$477,572	$34,766
Net Investment Income	$981,404	$147,502
Realized and Unrealized Gains/(Losses):
Net Realized Gain/(Loss) from Security Transactions	$(3,489,110)	$(83,406)
Net Realized Gain/(Loss) from Futures Contracts	(48,641,455)	(166,602)
Net Change in Unrealized Gain/(Loss) on Investments	(9,753,411)	(1,810,494)
Net Change in Unrealized Gain/(Loss) on Futures Contracts	(12,647,560)	(8,374)
Net Gain/(Loss) on Investments	$(74,531,536)	$(2,068,876)
Net Change in Net Assets from Operations	$(73,550,132)	$(1,921,374)
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2022

Statements of Changes in Net Assets
	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund
	Six months ended 6/30/2022*	Year ended 12/31/2021	Six months ended 6/30/2022*	Year ended 12/31/2021	Six months ended 6/30/2022*	Year ended 12/31/2021
Operations:
Net Investment Income	$1,247,622	$2,657,787	$2,427,924	$3,530,068	$5,552,940	$9,402,353
Net Realized Gain/(Loss) from Security Transactions	(2,347,168)	873,088	(813,251)	789,992	(3,801,647)	(309,808)
Net Change in Unrealized Gain/ (Loss) on Investments	(11,421,795)	(6,681,692)	(23,929,769)	(8,191,414)	(73,247,424)	(21,051,353)
Net Change in Net Assets from Operations	$(12,521,341)	$(3,150,817)	$(22,315,096)	$(3,871,354)	$(71,496,131)	$(11,958,808)
Distributions to Shareholders:(a)
From Class I	$(1,431,113)	$(3,213,191)	$(2,511,040)	$(4,358,445)	$(6,023,716)	$(10,702,031)
From Class F	(29)	(61)	(58)	(73)	(46,977)	(89,976)
Net Change in Net Assets from Capital Share Transactions	$(1,431,142)	$(3,213,252)	$(2,511,098)	$(4,358,518)	$(6,070,693)	$(10,792,007)
Capital Share Transactions:
From Class I
Proceeds from shares sold	$22,003,968	$149,905,832	$76,487,247	$70,933,354	$50,454,113	$224,269,336
Net Asset Value of Shares Issued on Reinvestment of Dividends	583,607	1,568,872	1,077,193	1,666,934	4,522,421	8,085,254
Payments for Shares Redeemed	(107,685,842)	(124,888,404)	(33,259,278)	(29,260,870)	(74,401,055)	(128,870,532)
Net Increase from Class I share capital transactions	(85,098,267)	26,586,300	44,305,162	43,339,418	(19,424,521)	103,484,058
From Class F
Proceeds from shares sold	—	—	—	—	2,449,221	7,167,548
Net Asset Value of Shares Issued on Reinvestment of Dividends	29	61	58	73	40,817	89,756
Payments for Shares Redeemed	—	—	—	—	(1,893,480)	(9,621,351)
Net Increase from Class F share capital transactions	29	61	58	73	596,558	(2,364,047)
Net Change in Net Assets	$(99,050,721)	$20,222,292	$19,479,026	$35,109,619	$(96,394,787)	$78,369,196
Net Assets at Beginning of Year	$347,326,866	$327,104,574	$254,725,236	$219,615,617	$644,902,574	$566,533,378
Net Assets at End of Year	$248,276,145	$347,326,866	$274,204,262	$254,725,236	$548,507,787	$644,902,574

*
Unaudited

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2022

Statements of Changes in Net Assets
	Johnson Enhanced Return Fund		Johnson Core Plus Bond Fund
	Six months ended 6/30/2022*	Year ended 12/31/2021	Six months ended 6/30/2022*	Period ended 12/31/2021**
Operations:
Net Investment Income	$981,404	$1,966,128	$147,502	$30,565
Net Realized Gain/(Loss) from Security Transactions	(3,489,110)	94,501	(83,406)	29,646
Net Realized Gain/(Loss) from Futures Contracts	(48,641,455)	71,899,315	(166,602)	—
Net Change in Unrealized Gain/(Loss) on Investments	(9,753,411)	(5,424,749)	(1,810,494)	14,346
Net Change in Unrealized Gain/(Loss) on Futures Contracts	(12,647,560)	2,254,977	(8,374)	(8,767)
Net Change in Net Assets from Operations	$(73,550,132)	$70,790,172	$(1,921,374)	$65,790
Distributions to Shareholders (see Note 2)	$(1,206,331)	$(95,802,143)	$(158,239)	$(28,168)
Capital Share Transactions:
Proceeds from shares sold	$16,526,263	$27,199,925	$567,066	$16,385,749
Net Asset Value of Shares Issued on Reinvestment of Dividends	1,126,296	95,512,983	158,239	28,168
Payments for Shares Redeemed	(34,220,637)	(36,093,377)	(219,072)	(30,602)
Net Increase from Class I share capital transactions	(16,568,078)	86,619,531	506,233	16,383,315
Net Change in Net Assets	$(91,324,541)	$61,607,560	$(1,573,380)	$16,420,937
Net Assets at Beginning of Year	$322,893,128	$261,285,568	$16,420,937	$—
Net Assets at End of Year	$231,568,587	$322,893,128	$14,847,557	$16,420,937

*
Unaudited

**
Fund operations began November 17, 2021

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2022*	Year Ended December 31
		2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$15.15	$15.44	$15.12	$14.80	$14.96	$14.98
Operations:
Net Investment Income	(0.04)	0.13	0.26	0.35	0.31	0.24
Net Realized and Unrealized Gains/(Losses) on Securities	(0.56)	(0.27)	0.33	0.33	(0.14)	(0.01)
Total Operations	$(0.60)	$(0.14)	$0.59	$0.68	$0.17	$0.23
Distributions:
Net Investment Income	(0.07)	(0.15)	(0.27)	(0.36)	(0.33)	(0.25)
Return of Capital(a)	—	—	—	(0.00)	—	—
Total Distributions	$(0.07)	$(0.15)	$(0.27)	$(0.36)	$(0.33)	$(0.25)
Net Asset Value, end of year	$14.48	$15.15	$15.44	$15.12	$14.80	$14.96
Total Return(b)	(3.94)%(d)	(0.91)%	3.91%	4.65%	1.16%	1.54%
Net Assets, end of year (millions)	$248.27	$347.32	$327.10	$164.80	$142.03	$139.20
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%(e)	0.25%	0.25%	0.25%	0.25%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	0.95%(e)	0.76%	1.54%	2.30%	2.06%	1.53%
Ratio of Net Investment Income to average net assets after Waiver	1.00%(e)	0.81%	1.59%	2.35%	2.11%	1.59%
Portfolio Turnover Rate	8.07%(d)	58.31%	37.11%	48.01%	39.88%	48.04%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
In 2022, 2021, 2020, 2019, 2018, and 2017, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.25%, 0.25%, 0.25%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2023. (Note #5)

(d)
Not annualized

(e)
Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Six Months ended 06/30/2022*	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Eight Months ended 12/31/2018**
Net Asset Value, beginning of period	$15.33	$15.63	$15.20	$14.91	$14.79
Operations:
Net Investment Income	0.05	0.10	0.16	0.32	0.18
Net Realized and Unrealized Gains/(Losses) on Securities***	(0.60)	(0.27)	0.42	0.33	0.02
Total Operations	$(0.55)	$(0.17)	$0.58	$0.65	$0.20
Distributions:
Net Investment Income	(0.13)	(0.13)	(0.15)	(0.36)	(0.08)
Total Distributions	$(0.13)	$(0.13)	$(0.15)	$(0.36)	$(0.08)
Net Asset Value, end of year	$14.65	$15.33	$15.63	$15.20	$14.91
Total Return(a)	(4.04)%(c)	(1.09)%	3.82%	4.36%	1.37%
Net Assets, end of year (millions)	$0.007	$0.007	$0.007	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%(d)	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%(d)	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	0.69%(d)	0.51%	1.33%	1.98%	1.06%
Ratio of Net Investment Income to average net assets after Waiver	0.84%(d)	0.66%	1.48%	2.13%	1.21%
Portfolio Turnover Rate	8.07%(c)	58.31%	37.11%	48.01%	39.88%

*
Unaudited

**
Inception Date May 1, 2018.

***
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2022, 2021, 2020, 2019, and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2023. (Note #5)

(c)
Not annulized

(d)
Annulized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2022*	Year Ended December 31
		2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$16.03	$16.60	$15.98	$15.27	$15.63	$15.56
Operations:
Net Investment Income	0.13	0.25	0.34	0.41	0.41	0.35
Net Realized and Unrealized Gains/(Losses) on Securities	(1.37)	(0.52)	0.80	0.73	(0.35)	0.11
Total Operations	$(1.24)	$(0.27)	$1.14	$1.14	$0.06	$0.46
Distributions:
Net Investment Income	(0.14)	(0.26)	(0.35)	(0.42)	(0.42)	(0.36)
Net Realized Capital Gains	—	(0.04)	(0.17)	(0.01)	—	(0.03)
Total Distributions	$(0.14)	$(0.30)	$(0.52)	$(0.43)	$(0.42)	$(0.39)
Net Asset Value, end of year	$14.65	$16.03	$16.60	$15.98	$15.27	$15.63
Total Return(a)	(7.78)%(c)	(1.66)%	7.20%	7.53%	0.42%	2.99%
Net Assets, end of year (millions)	$274.20	$254.72	$219.61	$153.73	$138.42	$126.54
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.30%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%(d)	0.25%	0.25%	0.25%	0.25%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	1.82%(d)	1.45%	1.99%	2.57%	2.61%	2.19%
Ratio of Net Investment Income to average net assets after Waiver	1.87%(d)	1.50%	2.04%	2.62%	2.66%	2.25%
Portfolio Turnover Rate	11.12%(c)	32.34%	41.17%	32.83%	39.66%	40.37%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2022, 2021, 2020, 2019, 2018, and 2017, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.25%, 0.25%, 0.25%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2022. (Note #5)

(c)
Not annualized

(d)
Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Six Months ended 06/30/2021*	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Eight Months ended 12/31/2018**
Net Asset Value, beginning of period	$16.37	$16.84	$16.09	$15.39	$15.25
Operations:
Net Investment Income	0.12	0.22	0.21	0.37	0.22
Net Realized and Unrealized Gains/(Losses) on Securities***	(1.40)	(0.53)	0.92	0.75	0.04
Total Operations	$(1.28)	$(0.31)	$1.13	$1.12	$0.26
Distributions:
Net Investment Income	(0.13)	(0.12)	(0.21)	(0.41)	(0.12)
Net Realized Capital Gains	—	(0.04)	(0.17)	(0.01)	—
Total Distributions	$(0.13)	$(0.16)	$(0.38)	$(0.42)	$(0.12)
Net Asset Value, end of year	$14.96	$16.37	$16.84	$16.09	$15.39
Total Return(a)	(7.79)%(c)	(1.83)%	7.07%	7.35%	1.72%
Net Assets, end of year (millions)	$0.007	$0.007	$0.008	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%(d)	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%(d)	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.56%(d)	1.20%	1.82%	2.26%	1.31%
Ratio of Net Investment Income to average net assets after Waiver	1.71%(d)	1.35%	1.97%	2.41%	1.46%
Portfolio Turnover Rate	11.12%(c)	32.34%	41.17%	32.83%	39.66%

*
Unaudited

**
Inception date May 1, 2018.

***
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2022, 2021, 2020, 2019, and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2023. (Note #5)

(c)
Not annulized

(d)
Annulized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2022*	Year Ended December 31
		2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$16.80	$17.45	$16.41	$15.49	$15.91	$15.73
Operations:
Net Investment Income	0.15	0.26	0.34	0.43	0.40	0.37
Net Realized and Unrealized Gains/(Losses) on Securities	(2.00)	(0.62)	1.24	0.94	(0.40)	0.21
Total Operations	$(1.85)	$(0.36)	$1.58	$1.37	$(0.00)	$0.58
Distributions:
Net Investment Income	(0.16)	(0.29)	(0.36)	(0.44)	(0.42)	(0.39)
Net Realized Capital Gains	—	—	(0.18)	(0.01)	—	(0.01)
Total Distributions	$(0.16)	$(0.29)	$(0.54)	$(0.45)	$(0.42)	$(0.40)
Net Asset Value, end of year	$14.79	$16.80	$17.45	$16.41	$15.49	$15.91
Total Return(a)	(11.05)%(c)	(2.04)%	9.71%	8.94%	0.13%	3.72%
Net Assets, end of year (millions)	$544.36	$640.68	$559.67	$261.28	$217.25	$201.22
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.30%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%(d)	0.25%	0.25%	0.25%	0.25%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	2.03%(d)	1.46%	1.85%	2.59%	2.62%	2.29%
Ratio of Net Investment Income to average net assets after Waiver	2.08%(d)	1.51%	1.90%	2.64%	2.67%	2.35%
Portfolio Turnover Rate	13.76%(c)	42.67%	30.08%	28.83%	39.62%	31.42%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2022, 2021, 2020, 2019, 2018, and 2017, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.25%, 0.25%, 0.25%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2023. (Note #5)

(c)
Not annualized

(d)
Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Six Months ended 06/30/2022*	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Eight Months ended 12/31/2018**
Net Asset Value, beginning of period	$17.06	$17.61	$16.49	$15.61	$15.41
Operations:
Net Investment Income	0.13	0.33	0.26	0.40	0.23
Net Realized and Unrealized Gains/(Losses) on Securities***	(2.02)	(0.71)	1.31	0.92	0.10
Total Operations	$(1.89)	$(0.38)	$1.57	$1.32	$0.33
Distributions:
Net Investment Income	(0.15)	(0.17)	(0.27)	(0.43)	(0.13)
Net Realized Capital Gains	—	—	(0.18)	(0.01)	—
Total Distributions	$(0.15)	$(0.17)	$(0.45)	$(0.44)	$(0.13)
Net Asset Value, end of year	$15.02	$17.06	$17.61	$16.49	$15.61
Total Return(a)	(11.12)%(c)	(2.15)%	9.57%	8.56%	2.14%
Net Assets, end of year (millions)	$4.148	$4.222	$6.867	$0.148	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%(d)	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%(d)	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.78%(d)	1.19%	1.49%	2.18%	1.29%
Ratio of Net Investment Income to average net assets after Waiver	1.93%(d)	1.34%	1.64%	2.33%	1.44%
Portfolio Turnover Rate	13.76%(c)	42.67%	30.08%	28.83%	39.62%

*
Unaudited

**
Inception date May 1, 2018.

***
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2022, 2021, 2020, 2019, and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2023. (Note #5)

(c)
Not annualized

(d)
Annulized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2021*	Year Ended December 31
		2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$17.41	$19.12	$16.97	$14.21	$16.27	$16.28
Operations:
Net Investment Income	0.06	0.14	0.21	0.37	0.35	0.26
Net Realized and Unrealized Gains/(Losses) on Securities	(4.16)	4.94	3.00	4.40	(1.32)	3.21
Total Operations	$(4.10)	$5.08	$3.21	$4.77	$(0.97)	$3.47
Distributions:
Net Investment Income	(0.07)	(0.18)	(0.23)	(0.38)	(0.35)	(0.26)
Net Realized Capital Gains	—	(6.61)	(0.83)	(1.63)	(0.74)	(3.22)
Total Distributions	$(0.07)	$(6.79)	$(1.06)	$(2.01)	$(1.09)	$(3.48)
Net Asset Value, end of year	$13.24	$17.41	$19.12	$16.97	$14.21	$16.27
Total Return(a)	(23.59)%(b)	26.51%	19.38%	33.80%	(6.06)%	21.39%
Net Assets, end of year (millions)	$231.57	$322.89	$261.29	$183.93	$125.93	$137.98
Ratios/supplemental data
Ratio of expenses to average net assets	0.35%(c)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to average net assets	0.89%(c)	0.65%	1.27%	2.21%	2.00%	1.45%
Portfolio Turnover Rate	19.21%(b)	40.89%	96.76%	46.04%	73.00%	40.40%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
Not annualized

(c)
Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Core Plus Bond Fund

Selected Data for a Share Outstanding Throughout each Period:
	Six months ended 06/30/2022*	Period ended 12/31/2021**
Net Asset Value, beginning of period	$15.04	$15.00
Operations:
Net Investment Income	0.13	0.03
Net Realized and Unrealized Gains/(Losses) on Securities	(1.85)	0.04
Total Operations	$(1.72)	$0.07
Distributions:
Net Investment Income	(0.14)	(0.03)
Net Realized Capital Gains	—	—
Total Distributions	$(0.14)	$(0.03)
Net Asset Value, end of year	$13.18	$15.04
Total Return(a)(c)	(11.47)%	0.44%
Net Assets, end of year (millions)	$14.85	$16.42
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	1.34%	1.09%
Ratio of expenses to average net assets after Waiver	0.45%	0.45%
Ratio of Net Investment Income to average net assets before Waiver	1.02%	0.96%
Ratio of Net Investment Income to average net assets after Waiver	1.91%	1.60%
Portfolio Turnover Rate(c)	19.12%	69.02%

*
Unaudited

**
Fund began operations on November 17, 2021

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2022 and 2021, the Adviser waived a portion of the fees — See Note #5.

(c)
Not annualized

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

1)       Organization:
The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”), Johnson Enhanced Return Fund and the Johnson Core Plus Bond Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. The Johnson Core Plus Bond Fund began offering shares publicly on November 17, 2021. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
The Bond Funds also have an additional share class, Class F shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees and voting rights on matters affecting a single class of shares. Class F shares have a maximum distribution (12b-1) fee of 0.25%, currently waived by the Adviser to 0.15% (see Note 5).
The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle. The investment objective of the Johnson Core Plus Bond Fund is to maximize total return over the long term consistent with the preservation of capital.
2)       Summary of Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United State of Americas (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies”.
Financial Futures Contracts:
The Enhanced Return Fund invests in stock index futures (equity risk) in an attempt to replicate the returns of the leading large capitalization companies in the leading industries in the U.S. economy. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the six months ended June 30, 2022 was $273,543,584. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Loss on futures contracts, as of June 30, 2022, was $7,440,569. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.
As of June 30, 2022, Wells Fargo Services holds U.S. Treasury Notes with the custodian, which serves as collateral for future contracts, with a value of  $14,646,949. The net variation margin payable on futures contracts as of June 30, 2022 was $1,923,240.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

2)       Summary of Significant Accounting Policies, continued

The Core Plus Bond Fund may enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions may include futures, options, swaps, foreign currency futures and forwards. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. As of June 30, 2022, the Core Plus Fund held contracts of U.S. Treasury Ultra Treasury Bond CBT. Average daily notional value for the contracts held in the Core Plus Fund for the six month period ended June 30, 2022 was $716,733. The net variation margin receivable on these futures contracts as of June 30, 2022 was $9,375.
Offsetting Assets and Liabilities:
The Enhanced Return Fund and the Core Plus Bond Fund have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Each Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of June 30, 2022, the Funds each have only one position and the variation margin applicable to each of those positions is presented in the Statement of Assets and Liabilities.
The following table presents the Enhanced Return Fund’s liability derivatives available for offset under a master netting agreement, net of collateral pledged as of June 30, 2022.
Liabilities:
Description	Gross amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities		Net Amount
				Financial Instruments*	Cash Collateral Pledged / Received
Futures Contracts	$(1,923,240)	$—	$(1,923,240)	$1,923,240	$—	$—
Total	$(1,923,240)	$—	$(1,923,240)	$1,923,240	$—	$—

*
The amount is limited to the derivative balance, and accordingly, does not include excess collateral pledged.

Investment Income and Realized Capital Gains and Losses on Investment Securities:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives or to the earliest call date of the respective securities, in accordance with GAAP. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.
In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31 for the Bond Funds, and October 31 for the Enhanced Return and Core Plus Bond Fund) plus undistributed amounts from prior years.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

2)       Summary of Significant Accounting Policies, continued

The following information is computed for each item as of June 30, 2022:
	Short Duration	Intermediate	Core	Enhanced Return	Core Plus
Cost of Portfolio Investments	259,720,038	294,321,233	613,507,550	243,626,410	16,517,612
Gross unrealized appreciation	23,730	53,823	125,447	552,082	—
Gross unrealized depreciation	(13,158,992)	(21,892,420)	(69,110,148)	(12,369,453)	(1,810,494)
Net unrealized depreciation	(13,135,262)	(21,838,597)	(68,984,701)	(11,817,371)	(1,810,494)
Undistributed ordinary income	(220,229)	(101,176)	(561,220)	(264,869)	(8,339)
Other accumulated gains/(losses)	(2,485,381)	(815,890)	(5,446,654)	(52,478,012)	(223,158)
Accumulated Earnings	(15,840,872)	(22,755,663)	(74,992,575)	(64,560,252)	(2,041,991)
As of December 31, 2021, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers which may be carried forward for an indefinite period are as follows:
	Long-term	Short-term	Total
Short Duration	—	$138,213	$138,213
Core Bond Fund	—	1,645,003	1,645,003
In 2021, the Short Duration Bond Fund utilized $354,333 of loss carryforward.
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or penalties.
Allocations between Classes:
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.
Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a monthly basis for the Bond Funds and Core Plus Fund, and on a calendar quarter basis for the Enhanced Return Fund. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

2)       Summary of Significant Accounting Policies, continued

For the year ended December 31, 2021, the Funds made the following reclassifications to increase (decrease) the components of the net assets:
	Paid in Capital	Accumulated Earnings
Short Duration Bond Fund	$1,732	$(1,732)
Reasons for the reclassification of components of net assets are attributable to the paydowns received during the year from collateralized mortgage obligations.
The tax character of the distributions paid as of December 31, 2020 and 2021 are as follows:
		Ordinary Income	Net Realized Long-Term Capital Gain	Total Taxable Distributions Paid	Return of Capital	Total Distributions Paid
Short Duration Bond Fund	2020	3,506,742	—	3,506,742	9,598	3,516,340
	2021	3,205,386	—	3,205,386	7,866	3,213,252
Intermediate Bond Fund	2020	4,253,092	1,524,096	5,777,188	—	5,777,188
	2021	3,799,525	558,993	4,358,518	—	4,358,518
Core Bond Fund	2020	10,120,371	3,879,031	13,999,402	—	13,999,402
	2021	10,791,123	884	10,792,007	—	10,792,007
Enhanced Return Fund	2020	7,301,274	6,552,375	13,853,649	—	13,853,649
	2021	40,209,967	55,592,176	95,802,143	—	95,802,143
Core Plus Fund	2021	28,168	—	—	—	28,168

*
Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)       Security Valuation and Transactions:
The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Fixed income securities typically are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from the pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

3)       Security Valuation and Transactions, continued

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.
GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.
Corporate Bonds.   Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.
Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.
U.S. Government Securities.   U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

3)       Security Valuation and Transactions, continued

U.S. Agency Securities.   U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Municipal Bonds.   Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.   Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
Derivative Instruments.   Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.
The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2022:
Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$169,567,311	$—	$169,567,311
Certificates of Deposit	—	251,550	—	251,550
U.S. Treasury Obligations	—	18,502,088	—	18,502,088
U.S. Agency Obligations	—	14,512,520	—	14,512,520
U.S. Agency Obligations – Mortgage-Backed	—	31,161,279	—	31,161,279
Taxable Municipal Bonds	—	11,620,271	—	11,620,271
Cash Equivalents	969,757	—	—	969,757
Total	$969,757	$245,615,019	$—	$246,584,776
Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$157,199,331	—	$157,199,331
Certificates of Deposit	—	251,550	—	251,550
U.S. Treasury Obligations	—	76,749,982	—	76,749,982
U.S. Agency Obligations	—	7,142,766	—	7,142,766
U.S. Agency Obligations – Mortgage-Backed	—	24,705,265	—	24,705,265
Taxable Municipal Bonds	—	4,890,300	—	4,890,300
Preferred Stocks	1,442,750	—	—	1,442,750
Cash Equivalents	100,692	—	—	100,692
Total	$1,543,442	$270,939,194	$—	$272,482,636

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

3)       Security Valuation and Transactions, continued

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$331,882,251	$—	$331,882,251
U.S. Treasury Obligations	—	108,972,262	—	108,972,262
U.S. Agency Obligations – Mortgage-Backed	—	90,773,846	—	90,773,846
Taxable Municipal Bonds	—	7,001,289	—	7,001,289
Preferred Stocks	1,999,470	—	—	1,999,470
Cash Equivalents	3,893,731	—	—	3,893,731
Total	$5,884,201	$538,629,648	$—	$544,522,849
Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$151,475,466	$—	$151,475,466
U.S. Treasury Obligations	—	31,066,965	—	31,066,965
U.S. Agency Obligations	—	12,048,240	—	12,048,240
U.S. Agency Obligations – Mortgage-Backed	—	31,286,828	—	31,286,828
Taxable Municipal Bonds	—	5,329,455	—	5,329,455
Cash Equivalents	602,085	—	—	602,085
Sub-Total	$602,085	$231,206,954	$—	$231,809,039
Other Financial Instruments**	(7,440,569)	—	—	(7,440,569)
Total	$(6,838,484)	$231,206,954	$—	$224,368,470
Core Plus Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$9,711,670	$—	$9,711,670
U.S. Treasury Obligations	—	2,163,356	—	2,163,356
U.S. Agency Obligations – Mortgage-Backed	—	2,488,603	—	2,488,603
Preferred Stocks	156,585	—	—	156,585
Cash Equivalents	201,251	—	—	201,251
Sub-Total	$357,836	$14,363,629	$—	$14,721,465
Other Financial Instruments**	(17,142)	—	—	(17,142)
Total	$340,694	$14,363,629	$—	$14,704,323

*
See Portfolio of Investments for industry classification.

**
Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period.
4)       Portfolio Risks:
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As of December 31, 2021, the Overnight and 12-Month USD LIBOR settings will continue to report daily rates through June 30, 2023. Management expects the bonds currently held by the Funds using the LIBOR rate to set the variable rates for the bonds to be sold or mature prior to this date. In the event that a bond may still be held as of this final date, it appears that either the bond will switch over to SOFR (Secured Overnight Financing Rate — a replacement for LIBOR), or the bond will lock in the last known coupon and become a fixed rate bond. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Currently, the Funds have securities (less than 1% of holdings) using LIBOR as a basis for their variable rates.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

4)       Portfolio Risks, continued

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.
5)       Investment Advisory Agreement:
The investment advisory agreements provide that the Adviser will pay all of the Bond Funds’ and Enhanced Return Fund’s operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest), acquired fund fees and expenses, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Bond Funds F share classes also have a 12b-1 fee at the annual rate of 0.25% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets.
The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.25%, and for the Bonds Funds F share classes, the adviser has agreed to waive a part of the 12b-1 fee from a maximum of 0.25% to an effective annual rate of 0.15%. The Adviser has the right to remove this fee waiver any time after April 30, 2023.
The investment advisory agreement for the Johnson Core Plus Bond Fund pays the Adviser a management fee at the annual rate of 0.45% of the Funds’ average daily net assets along with 0.10% of Other Expenses (before the contractual waiver described below) of the Fund’s average daily net assets.
For the Core Plus Bond Fund, the Adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until April 30, 2023, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed will not exceed 0.45% of the Fund’s average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years from the date in which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit and any expense limitation in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days written notice to the adviser.
The Adviser received management fees for the six months ended June 30, 2022 are as indicated below.
Fund	Management Fee*	Management Fee Waiver	Effective Fee Ratio	Management Fee & 12b-1 Fee After Waiver	Contractual Waiver	Payable
Short Duration Bond Fund	0.30%	0.05%	0.25%	$364,336	$72,869	$51,433
Intermediate Bond Fund	0.30%	0.05%	0.25%	340,290	68,060	56,552
Core Bond Fund	0.30%	0.05%	0.25%	743,002	148,398	113,277
Enhanced Return Fund	0.35%	—	0.35%	489,007	—	68,749
Core Plus Bond Fund	1.34%	0.88%	0.45%	34,766	8,190	14,936

*
For the Core Plus Bond Fund, this also includes administrative and operational expenses.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

6)       Related Party Transactions:
All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $36,000 for the six months ended June 30, 2022, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, Johnson Enhanced Return Fund and Johnson Core Plus Bond Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2022, the following are identified as having an ownership of more than 25%:
Short Duration Bond Fund (Class I Shares):
Client accounts managed by the Advisor and held by Charles Schwab & Co	25.29%
Covenant Trust Company	44.18%
Short Duration Bond Fund (Class F Shares):
Client accounts held by the Advisor	100%
Intermediate Bond Fund (Class I Shares):
Covenant Trust Company	36.96%
National Financial Services	30.68%
Client accounts managed by the Advisor and held by Charles Schwab & Co	29.90%
Intermediate Bond Fund (Class F Shares):
Client accounts held by the Advisor	100%
Core Bond Fund (Class I Shares):
Client accounts managed by the Advisor and held by Charles Schwab & Co	29.89%
Core Bond Fund (Class F Shares):
LPL Financial Group	65.88%
Enhanced Return Fund:
Client accounts managed by the Advisor and held by Charles Schwab & Co	88.55%
Core Plus Bond Fund:
Client accounts managed by the Advisor and held by Charles Schwab & Co	99.99%
Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These fees are paid by the Adviser.
7)       Purchases and Sales of Securities:
For the six months ended June 30, 2022, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$16,747,576	$59,625,991	$6,408,922	$38,393,532
Intermediate Bond Fund	51,310,731	8,376,615	25,730,152	21,778,402
Core Bond Fund	47,666,155	51,584,486	34,081,709	46,450,705
Enhanced Return Fund	12,214,170	68,050,204	37,672,847	63,183,808
Core Plus Bond Fund	2,356,965	1,503,318	619,112	1,441,261

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

8)       Capital Share Transactions:
As of June 30, 2022, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.
	Short Duration Bond Fund
	Class I Shares		Class F Shares
	Six months ended 06/30/2022	Year ended 12/31/2021	Six months ended 06/30/2022	Year ended 12/31/2021
Issued	1,489,563	9,780,042	0	0
Reinvested	39,683	102,496	2	4
Redeemed	(7,312,133)	(8,134,538)	0	0
Change in shares outstanding	(5,782,887	1,748,000	2	4
Shares outstanding, beginning of period	22,931,383	21,183,383	473	469
Shares outstanding, end of period	17,148,496	22,931,383	475	473
	Intermediate Bond Fund
	Class I Shares		Class F Shares
	Six months ended 06/30/2022	Year ended 12/31/2021	Six months ended 06/30/2022	Year ended 12/31/2021
Issued	4,973,533	4,357,931	0	0
Reinvested	71,610	102,798	4	4
Redeemed	(2,220,518)	(1,795,095)	0	0
Change in shares outstanding	2,824,625	2,665,634	4	4
Shares outstanding, beginning of period	15,892,257	13,226,623	451	447
Shares outstanding, end of period	18,716,882	15,892,257	455	451
	Core Bond Fund
	Class I Shares		Class F Shares
	Six months ended 06/30/2022	Year ended 12/31/2021	Six months ended 06/30/2022	Year ended 12/31/2021
Issued	3,183,606	13,186,206	149,357	417,147
Reinvested	292,833	477,422	2,606	5,241
Redeemed	(4,800,580)	(7,608,542)	(123,296)	(564,819)
Change in shares outstanding	(1,324,141)	6,055,086	28,677	(142,431)
Shares outstanding, beginning of period	38,135,305	32,080,219	247,474	389,905
Shares outstanding, end of period	36,811,164	38,135,305	276,141	247,474

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2022 Unaudited

8)       Capital Share Transactions, continued

	Enhanced Return Fund
	Six months ended 06/30/2022	Year ended 12/31/2021
Issued	1,115,960	1,292,949
Reinvested	76,981	5,443,728
Redeemed	(2,253,570)	(1,849,266)
Change in shares outstanding	(1,060,629)	4,887,411
Shares outstanding, beginning of period	18,549,902	13,662,491
Shares outstanding, end of period	17,489,273	18,549,902
	Core Plus Bond Fund
	Six months ended 06/30/2022	Period Ended* 12/31/2021
Issued	39,139	1,092,101
Reinvested	11,488	1,879
Redeemed	(15,682)	(2,043)
Change in shares outstanding	34,945	1,091,937
Shares outstanding, beginning of period	1,091,937	0
Shares outstanding, end of period	1,126,882	1,091,937

*
Fund began operations November 17, 2021

9)       Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
10)       Subsequent Events:
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

DISCLOSURE OF EXPENSES (Unaudited)	June 30, 2022

Shareholders of the Short Duration Bond, Intermediate Bond, Core Bond, Enhanced Return, and Core Plus Bond Funds (the “Funds”) incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on December 31, 2021 and held through June 30, 2022.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
Short Duration Bond Fund	Beginning Account Value December 31, 2021	Ending Account Value June 30, 2022	Expenses Paid During Period* January 1, 2022 – June 30, 2022
Class I – Actual Fund Return	$1,000.00	$980.33	$1.22
Class I – Hypothetical Fund Return	$1,000.00	$1,023.55	$1.27
Class F – Actual Fund Return	$1,000.00	$979.81	$1.94
Class F – Hypothetical Fund Return	$1,000.00	$1,022.81	$2.03
Intermediate Bond Fund
Class I – Actual Fund Return	$1,000.00	$961.20	$1.19
Class I – Hypothetical Fund Return	$1,000.00	$1,023.55	$1.27
Class F – Actual Fund Return	$1,000.00	$960.87	$1.91
Class F – Hypothetical Fund Return	$1,000.00	$1,022.81	$2.03
Core Bond Fund
Class I – Actual Fund Return	$1,000.00	$944.91	$1.17
Class I – Hypothetical Fund Return	$1,000.00	$1,023.55	$1.27
Class F – Actual Fund Return	$1,000.00	$944.55	$1.87
Class F – Hypothetical Fund Return	$1,000.00	$1,022.81	$2.03
Enhanced Return Fund
Actual Fund Return	$1,000.00	$882.22	$1.53
Hypothetical Fund Return	$1,000.00	$1,023.06	$1.78
Core Plus Bond Fund
Actual Fund Return	$1,000.00	$942.85	$1.64
Hypothetical Fund Return	$1,000.00	$1,023.06	$1.78

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Short Duration, Intermediate, and Core Bond Funds Class I, the expense ratio is 0.25%; for Short Duration, Intermediate, and Core Bond Funds Class F, the total expense ratio is 0.40%; for the Enhanced Return Fund, the expense ratio is 0.35%; and for the Core Plus Bond Fund the expense ratio is 0.45%.

Management Agreement between Johnson Mutual Funds and Johnson Investment Counsel, Inc.

The Trustees of the Johnson Mutual Funds Trust (the Trust), including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), considered the renewal of the Management Agreements between the Trust and the Adviser, Johnson Investment Counsel, Inc. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Additionally, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.
The Trustees reviewed and discussed the Adviser’s responses and information prepared by the Adviser in the board materials, noting the Adviser’s resources, its personnel and operations, advisory, administrative and compliance services provided by the Adviser to the Funds, and the overall compensation received for management services. The Board considered and discussed each Fund’s performance for the period, the profitability of the Adviser with respect to each of the Funds and economies of scale.
With respect to the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information describing the Adviser’s business and personnel and discussed the Adviser’s extensive experience and resources. The Board noted that the Adviser has been providing services to the Trust since 1992 and the ten Funds. The Trustees and representatives of the Adviser noted the continuance of their cooperative working relationship on Fund matters. The Board reviewed the individuals who serve as portfolio managers for the Funds and indicated that they continued to be satisfied with the portfolio management being provided to the Funds. The Trustees then discussed the Adviser’s and Trust’s compliance programs with the Trust’s chief compliance officer. Additionally, the Fund Counsel; noted for the Board that there were not any recent litigations or regulatory investigations related to the Adviser. A representative of the Adviser provided an overview of the Adviser’s financial status and reviewed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was satisfactory, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser had the appropriate level of resources to continue to provide quality advisory services to the Funds.
Next, the Trustees discussed the performance information provided by the Adviser for each of the Funds. The Trustees considered performance data showing each Fund’s performance for various periods ended March 31, 2022 as compared to each Fund’s benchmark index. The Board also reviewed the Adviser’s expectations as to each Fund’s risk/return profile.
The Trustees then reviewed and discussed the performance of the Equity Income, Opportunity, International, Fixed Income and Municipal Income Funds. The Trustees noted that the Equity Income Funds had slightly underperformed the S&P 500 Index for the 1, 3, and 5-year periods as well as for the year-to-date. With respect to the Opportunity Fund, the Trustees noted that the Fund had slightly underperformed the Russell 2500 Total Return Index for the year-to-date, and 3 and 5-year periods, but had outperformed for the 1-year period. The Trustees then reviewed the International Fund’s performance, which slightly lagged its benchmark, the MSCI All Country World Index excluding United States, for each of the 1, 3 and 5-year periods but had also outperformed the benchmark on a year-to-date basis. Next, the Trustees reviewed the performance of the Fixed Income Fund, noting that the Fund’s return had slightly underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 1, 3 and 5-year periods, and for the year-to-date period. The Trustees then discussed the Municipal Income Fund’s returns, noting that the Fund had slightly underperformed the Bloomberg Municipal Bond Index for the 1-year, 3-year and 5-year periods, but had outperformed benchmark for the year-to-date period. After discussion, the Trustees indicated that they were satisfied with the performance of each of the retail Funds and agreed that the performance of each of the retail Funds was not unreasonable.
The Trustees then reviewed the performance of each of the Institutional Funds. They noted that the Short Duration Bond Fund had generally performed in line with its benchmark, the ICE BofA 1-3 year U.S. Corporate and Government Index, for the 1, 3

Management Agreement between Johnson Mutual Funds and Johnson Investment Counsel, Inc.

and 5-year, and year-to-date periods. Next, the Trustees discussed the performance of the Intermediate Bond Fund, noting that it has slightly underperformed the Bloomberg Intermediate U.S. Government Credit Index for the 1 and 3-year periods and had outperformed for the 3 and 5-year periods. With respect to the Core Bond Fund, the Board noted that the Fund had slightly underperformed the Bloomberg U.S. Aggregate Index for the 1-year period and year-to-date, but had outperformed for the 3 and 5-year periods. The Trustees finally discussed the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund had underperformed the S&P 500 Index for the 1, 3 and 5-year and year-to-date periods. After discussion, the Trustees indicated that it was their consensus all four of Institutional Funds continued to have satisfactory performance given their respective investment objectives, risks and strategies.
As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the fees paid to the Adviser for the year ended December 31, 2021 by each of the Funds. As in past years, the Board and counsel discussed that the total expense ratio for each Fund (with the exception of Core Plus) was a more meaningful comparison than the actual advisory fee because the Management Agreements for the Funds have a unitary fee structure which requires the Adviser to pay substantially all of the operating expenses of each Fund and is compensated with a single fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratios for Municipal Income Fund, Short Duration Bond Fund, Intermediate Bond Fund, Opportunity Fund, Core Bond Fund, Equity Income Fund, International Fund, and Enhanced Return Fund were below the mean of each Fund’s respective category, while the expense ratio for the Fixed Income Fund was slightly above the average for its category. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed the profitability of each of the Funds to the Adviser and the profitability of the Adviser with respect to the Funds in the aggregate. Representatives of the Adviser reported on the Adviser’s profitability on a fund by fund basis and discussed their methodologies in determining the profitability of the Adviser. The Trustees, including the Independent Trustees, concluded that the Management Fee payable by each Fund was reasonable and that the Adviser’s level of profitability from its relationship with the Funds is not excessive.
The Trustees then considered economies of scale. The Trustees noted that they concluded that the Funds’ expense ratios were not unreasonable and that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of each of the Funds. The Board further noted that they would continue to evaluate the Funds’ expense ratios with the Adviser. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds for another year. The Trustees and representatives from the Adviser again agreed to discuss the possibility of fee breakpoints in the future, depending on the asset level of a Fund. After a discussion, the Trustees agreed that they would continue to evaluate the potential for establishing breakpoints with the Adviser, but that that no breakpoints are necessary at this time.
After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of each Fund and its shareholders.

ADDITIONAL INFORMATION	June 30, 2022 – Unaudited

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year at www.johnsonmutualfunds.com or on Form N-PORT. The Funds’ holdings are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) by visiting www.johnsonmutualfunds.com; or (3) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
NAME, ADDRESS AND AGE	CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED*	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
INTERESTED TRUSTEE
Timothy E. Johnson (80) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	10	None
INDEPENDENT TRUSTEES
Ronald H. McSwain (79) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	10	None
John R. Green (79) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company; Purchases Director, Global Baby Care	10	None
James J. Berrens (56) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health Services: Chief Executive Officer since May 2015	10	None
Dr. Jeri B. Ricketts (64) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002-2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	10	None

TRUSTEES AND OFFICERS (Unaudited)

NAME, ADDRESS AND AGE	CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED*	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
OFFICERS
Jason O. Jackman (51) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Marc E. Figgins (58) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	NA	NA
Scott J. Bischoff (56) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (50) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	NA	NA

*
Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until their resignation, removal, or retirement. Trustees have an indefinite term limit. Each Officer is elected by the Trustees for a 1-year term to serve the Trust or until their resignation, removal, or retirement.

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11. Controls and Procedures.

(a)            Based on an evaluation of the registrant’s disclosure controls and procedures as of June 16, 2022, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)            There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3)	Not applicable

(b)	Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By:	/s/ Jason O. Jackman
Jason O. Jackman, President
Date September 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason O. Jackman
Jason O. Jackman, President
Date September 8, 2022

By	/s/ Marc E. Figgins
Marc E. Figgins, Treasurer
Date September 8, 2022

* Print the name and title of each signing officer under his or her signature.